Document and Entity Information Document	12 Months Ended
Dec. 31, 2012
Document Information [Line Items]
Entity Registrant Name	BOSTON SCIENTIFIC CORPORATION
Entity Central Index Key	0000885725
Document Type	8-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false

Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 7,249	$ 7,622	$ 7,806
Cost of products sold	2,349	2,659	2,599
Gross profit	4,900	4,963	5,207
Operating expenses:
Selling, general and administrative expenses	2,535	2,487	2,580
Research and development expenses	886	895	939
Royalty expense	153	172	185
Amortization expense	395	421	513
Goodwill impairment charges	4,350	697	1,817
Intangible asset impairment charges	142	21	65
Contingent consideration expense (benefit)	(6)	7	2
Acquisition-related milestone			(250)
Restructuring charges	136	89	116
Litigation-related charges (credits)	192	48	(104)
Gain on divestiture	(15)	(778)
Operating expenses	8,768	4,059	5,863
Operating income (loss)	(3,868)	904	(656)
Other income (expense):
Interest expense	(261)	(281)	(393)
Other, net	22	19	(14)
Income (loss) before income taxes	(4,107)	642	(1,063)
Income tax expense (benefit)	(39)	201	2
Net income (loss)	$ (4,068)	$ 441	$ (1,065)
Net income (loss) per common share — basic	$ (2.89)	$ 0.29	$ (0.7)
Net income (loss) per common share — assuming dilution	$ (2.89)	$ 0.29	$ (0.7)
Weighted-average shares outstanding
Basic	1,406.7	1,509.3	1,517.8
Assuming dilution	1,406.7	1,519	1,517.8

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 207	$ 267
Trade accounts receivable, net	1,217	1,246
Inventories	884	931
Deferred income taxes	433	458
Prepaid expenses and other current assets	281	203
Total current assets	3,022	3,105
Property, plant and equipment, net	1,564	1,670
Goodwill	5,973	9,761
Other intangible assets, net	6,289	6,473
Other long-term assets	306	281
TOTAL ASSETS	17,154	21,290
Current liabilities:
Current debt obligations	4	4
Accounts payable	232	203
Accrued expenses	1,284	1,327
Other current liabilities	252	273
Total current liabilities	1,772	1,807
Long-term debt	4,252	4,257
Deferred income taxes	1,713	1,865
Other long-term liabilities	2,547	2,008
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value - authorized 50,000,000 shares, none issued and outstanding
Common stock, $0.01 par value - authorized 2,000,000,000 shares; issued 1,542,347,188 shares as of December 31, 2012 and 1,531,006,390 shares as of December 31, 2011	15	15
Treasury stock, at cost - 186,635,532 shares as of December 31, 2012 and 81,950,716 shares as of December 31, 2011	(1,092)	(492)
Additional paid-in capital	16,429	16,349
Accumulated deficit	(8,449)	(4,381)
Accumulated other comprehensive loss, net of tax:
Foreign currency translation adjustment	(26)	(58)
Unrealized gain (loss) on derivative financial instruments	34	(48)
Unrealized costs associated with certain retirement plans	(41)	(32)
Total stockholders’ equity	6,870	11,353
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 17,154	$ 21,290

Consolidated Balance Sheet Paranthetical (USD $)	Dec. 31, 2012	Dec. 31, 2011
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	2,000,000,000	2,000,000,000
Common stock, shares issued	1,542,347,188	1,531,006,390
Common stock, shares outstanding	1,355,711,656	1,449,055,674
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	50,000,000	50,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Treasury shares	186,635,532	81,950,716

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net (loss) income	$ (4,068)	$ 441	$ (1,065)
Gain on sale of businesses	(15)	(778)
Depreciation and amortization	683	717	816
Deferred income taxes	(166)	46	(110)
Stock-based compensation expense	108	128	150
Goodwill impairment charges	4,350	697	1,817
Intangible asset impairment charges	142	21	65
Net (gains) losses on investments and notes receivable	(37)	(27)	12
Contingent consideration (income) expense	(6)	7	2
Payment of contingent consideration in excess of amounts established in purchase accounting	(8)
Other, net	(7)	(7)	11
Trade accounts receivable	37	42	52
Inventories	66	(54)	(5)
Other assets	(68)	(60)	132
Accounts payable and accrued expenses	(131)	(271)	(1,148)
Other liabilities	380	106	(404)
Cash provided by operating activities	1,260	1,008	325
Investing Activities
Purchases of property, plant and equipment	(226)	(304)	(272)
Proceeds on disposals	16	16	5
Payments for acquisitions of businesses, net of cash acquired	(366)	(370)	(199)
Proceeds from business divestitures, net of costs	10	1,440
Payments for investments and acquisitions of certain technologies	(22)	(11)	(6)
Proceeds from investments and collections of notes receivable	9	5	4
Cash (used for) provided by investing activities	(579)	776	(468)
Financing Activities
Proceeds from long-term borrowings, net of debt issuance costs			973
Payments on long-term borrowings	(10)	(1,250)	(1,500)
Proceeds from borrowings on credit facilities	371	565	200
Payments of contingent consideration amounts previously established in purchase accounting	(146)	(7)	(12)
Payments on borrowings from credit facilities	(380)	(565)	(200)
Payments for acquisitions of treasury stock	(600)	(492)
Proceeds from issuances of shares of common stock	21	21	31
Cash used for financing activities	(744)	(1,728)	(508)
Effect of foreign exchange rates on cash	3	(2)
Net increase (decrease) in cash and cash equivalents	(60)	54	(651)
Cash and cash equivalents at beginning of period	267	213	864
Cash and cash equivalents at end of period	207	267	213
Supplemental Information
Cash paid (received) for income taxes, net	97	138	(286)
Cash paid for interest	255	277	328
Fair value of contingent consideration recorded	$ 465	$ 287	$ 69

Consolidated Statements of Stockholders' Equity (USD $) In Millions, except Share data, unless otherwise specified	Total	Common Stock [Member]	Treasury Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]
Balance at Dec. 31, 2009		$ 15		$ 16,086	$ (3,757)	$ (43)
Balance (Shares) at Dec. 31, 2009		1,510,753,934
Net income (loss)	(1,065)				(1,065)
Other comprehensive income (loss), net of tax
Foreign currency translation adjustment	(58)					(58)
Net change in derivative financial instruments	(28)					(28)
Impact of stock-based compensation plans, net of tax (Shares)		10,026,178
Impact of stock-based compensation plans, net of tax				146
Balance at Dec. 31, 2010		15		16,232	(4,822)	(129)
Balance (Shares) at Dec. 31, 2010		1,520,780,112
Net income (loss)	441				441
Other comprehensive income (loss), net of tax
Foreign currency translation adjustment	(8)					(8)
Net change in derivative financial instruments	17					17
Net change in certain retirement plans	(18)					(18)
Impact of stock-based compensation plans, net of tax (Shares)		10,226,278
Impact of stock-based compensation plans, net of tax				117
Acquisition of treasury stock			(492)
Balance at Dec. 31, 2011	11,353	15	(492)	16,349	(4,381)	(138)
Balance (Shares) at Dec. 31, 2011	1,531,006,390	1,531,006,390
Net income (loss)	(4,068)				(4,068)
Other comprehensive income (loss), net of tax
Foreign currency translation adjustment	32					32
Net change in derivative financial instruments	82					82
Net change in certain retirement plans	(9)					(9)
Impact of stock-based compensation plans, net of tax (Shares)		11,340,798
Impact of stock-based compensation plans, net of tax				80
Acquisition of treasury stock			(600)
Balance at Dec. 31, 2012	$ 6,870	$ 15	$ (1,092)	$ 16,429	$ (8,449)	$ (33)
Balance (Shares) at Dec. 31, 2012	1,542,347,188	1,542,347,188

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net (loss) income	$ (4,068)	$ 441	$ (1,065)
Foreign currency translation adjustment	32	(8)	(58)
Net change in unrealized gains and losses on derivative financial instruments, net of tax	82	17	(28)
Net change in certain retirement plans	(9)	(18)
Total other comprehensive (loss) income	105	(9)	(86)
Total comprehensive (loss) income	$ (3,963)	$ 432	$ (1,151)

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation
Our consolidated financial statements include the accounts of Boston Scientific Corporation and our wholly-owned subsidiaries, after the elimination of intercompany transactions. We assess the terms of our investment interests to determine if any of our investees meet the definition of a variable interest entity (VIE). For any VIEs, we perform an analysis to determine whether our variable interests give us a controlling financial interest in a VIE. The analysis identifies the primary beneficiary of a VIE as the enterprise that has both 1) the power to direct activities of a VIE that most significantly impact the entity’s economic performance and 2) the obligation to absorb losses of the entity or the right to receive benefits from the entity. Based on our assessments under the applicable guidance, we did not have significant interests in any VIEs and therefore did not consolidate any VIEs during the years ended December 31, 2012, 2011, and 2010.
On January 3, 2011, we closed the sale of our Neurovascular business to Stryker Corporation. We are providing transitional services to Stryker through a transition services agreement. We are also manufacturing and supplying products to Stryker through a supply agreement. These transition services and supply agreements are expected to end in 2013. Due to our continuing involvement in the operations of the Neurovascular business, the divestiture does not meet the criteria for presentation as a discontinued operation and, therefore, the results of the Neurovascular business are included in our results of operations for all periods presented. Refer to Note C – Divestitures and Assets Held for Sale for a description of this business divestiture.
Basis of Presentation
The accompanying consolidated financial statements of Boston Scientific Corporation have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) and with the instructions to Form 10-K and Article 10 of Regulation S-X.
Reclassification
We have reclassified certain prior year amounts to conform to the current year’s presentation. See Note O – Segment Reporting for further details.
Subsequent Events
We evaluate events occurring after the date of our accompanying consolidated balance sheets for potential recognition or disclosure in our financial statements. We did not identify any material subsequent events requiring adjustment to our accompanying consolidated financial statements (recognized subsequent events). Those items requiring disclosure (unrecognized subsequent events) in the financial statements have been disclosed accordingly. Refer to Note K– Commitments and Contingencies, Note L - Stockholders' Equity and Note H - Restructuring-Related Activities for more information.
Accounting Estimates
To prepare our consolidated financial statements in accordance with U.S. GAAP, management makes estimates and assumptions that may affect the reported amounts of our assets and liabilities, the disclosure of contingent liabilities as of the date of our financial statements and the reported amounts of our revenues and expenses during the reporting period. Our actual results may differ from these estimates. Refer to Critical Accounting Estimates included in Item 7 of this Annual Report for further discussion.
Cash and Cash Equivalents
We record cash and cash equivalents in our consolidated balance sheets at cost, which approximates fair value. Our policy is to invest excess cash in short-term marketable securities earning a market rate of interest without assuming undue risk to principal, and we limit our direct exposure to securities in any one industry or issuer. We consider all highly liquid investments purchased with a remaining maturity of three months or less at the time of acquisition to be cash equivalents.
We record available-for-sale investments at fair value and exclude unrealized gains and temporary losses on available-for-sale securities from earnings, reporting such gains and losses, net of tax, as a separate component of stockholders’ equity, until realized. We compute realized gains and losses on sales of available-for-sale securities based on the average cost method, adjusted for any other-than-temporary declines in fair value. We held no available-for-sale securities during 2012, 2011 and 2010.
Concentrations of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, derivative financial instrument contracts and accounts and notes receivable. Our investment policy limits exposure to concentrations of credit risk and changes in market conditions. Counterparties to financial instruments expose us to credit-related losses in the event of nonperformance. We transact our financial instruments with a diversified group of major financial institutions with investment grade credit ratings and actively monitor their credit ratings and our outstanding positions to limit our credit exposure. We provide credit, in the normal course of business, to hospitals, healthcare agencies, clinics, doctors' offices and other private and governmental institutions and generally do not require collateral. We record our accounts receivable in our consolidated balance sheets at net realizable value. We perform on-going credit evaluations of our customers and maintain allowances for potential credit losses, based on historical information and management's best estimates. Amounts determined to be uncollectible are written off against this reserve. We recorded write-offs of uncollectible accounts receivable of $7 million in 2012, $13 million in 2011, and $15 million in 2010. We are not dependent on any single institution and no single customer accounted for more than ten percent of our net sales in 2012, 2011, or 2010 or accounts receivable at December 31, 2012 or 2011; however, large group purchasing organizations, hospital networks and other buying groups have become increasingly important to our business and represent a substantial portion of our U.S. net sales.
We closely monitor outstanding receivables for potential collection risks, including those that may arise from economic conditions, in both the U.S. and international economies. Our European sales to government-owned or supported customers in Southern Europe, specifically Greece, Italy, Spain and Portugal are subject to an increased number of days outstanding above historical levels prior to payment due to the fiscal and debt crises in these countries. Historically, receivable balances with certain publicly-owned hospitals in these countries accumulate over a period of time and are then subsequently settled as large lump sum payments. While we believe our allowance for doubtful accounts in these countries is adequate as of December 31, 2012, if significant changes were to occur in the payment practices of these European governments or if government funding becomes unavailable, we may not be able to collect on receivables due to us from these customers and our write-offs of uncollectible amounts may increase. As of December 31, 2012, our net receivables in these countries greater than 180 days past due totaled $51 million, of which $17 million were past due greater than 365 days.

Revenue Recognition
We generate revenue primarily from the sale of single-use medical devices, and present revenue net of sales taxes in our consolidated statements of operations. We sell our products primarily through a direct sales force. In certain international markets, we sell our products through independent distributors. We consider revenue to be realized or realizable and earned when all of the following criteria are met: persuasive evidence of a sales arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectibility is reasonably assured. Revenue is recognized upon passage of title and risk of loss to customers, unless a consignment arrangement exists or we are required to provide additional services, and provided we can form an estimate for sales returns. We recognize revenue from consignment arrangements based on product usage, or implant, which indicates that the sale is complete. Many of our Cardiac Rhythm Management (CRM) product offerings combine the sale of a device with our LATITUDE® Patient Management System, which represents a future service obligation. For revenue arrangements with multiple deliverables, where the sale of a device is combined with a future service obligation, we defer revenue on the undelivered element and recognize this revenue over the related service period. We do not have vendor specific objective evidence of selling price available related to our future service obligations; therefore, we determine our estimates of selling price using third party evidence when available; otherwise, we use our best estimate of selling price. We allocate arrangement consideration using the relative selling price method.
We generally allow our customers to return defective, damaged and, in certain cases, expired products for credit. We base our estimate for sales returns upon historical trends and record the amount as a reduction to revenue when we sell the initial product. In addition, we may allow customers to return previously purchased products for next-generation product offerings. For these transactions, we defer recognition of revenue on the sale of the earlier generation product based upon an estimate of the amount of product to be returned when the next-generation products are shipped to the customer.
We also offer sales rebates and discounts to certain customers. We treat sales rebates and discounts as a reduction of revenue and classify the corresponding liability as current. We estimate rebates for products where there is sufficient historical information available to predict the volume of expected future rebates. If we are unable to estimate the expected rebates reasonably, we record a liability for the maximum rebate percentage offered. We have entered certain agreements with group purchasing organizations to sell our products to participating hospitals at negotiated prices. We recognize revenue from these agreements following the same revenue recognition criteria discussed above.
Warranty Obligations
We offer warranties on certain of our product offerings. The majority of our warranty liability relates to implantable devices offered by our CRM business, which include defibrillator and pacemaker systems. Our CRM products come with a standard limited warranty covering the replacement of these devices. We offer a full warranty for a portion of the period post-implant, and a partial warranty for a period of time thereafter. We estimate the costs that we may incur under our warranty programs based on the number of units sold, historical and anticipated rates of warranty claims and cost per claim, and record a liability equal to these estimated costs as cost of products sold at the time the product sale occurs. We assess the adequacy of our recorded warranty liabilities on a quarterly basis and adjust these amounts as necessary.
Changes in our product warranty accrual during 2012, 2011, and 2010 consisted of the following (in millions):

	Year Ended December 31,
	2012	2011	2010
Beginning balance	$30	$43	$55
Provision	8	9	15
Settlements/ reversals	(12)	(22)	(27)
Ending balance	$26	$30	$43

Inventories
We state inventories at the lower of first-in, first-out cost or market. We base our provisions for excess, expired and obsolete inventory primarily on our estimates of forecasted net sales. A significant change in the timing or level of demand for our products as compared to forecasted amounts may result in recording additional provisions for excess, expired and obsolete inventory in the future. Further, the industry in which we participate is characterized by rapid product development and frequent new product introductions. Uncertain timing of next-generation product approvals, variability in product launch strategies, product recalls and variation in product utilization all affect our estimates related to excess, expired and obsolete inventory. Approximately 40 percent of our finished goods inventory as of December 31, 2012 and 2011 was at customer locations pursuant to consignment arrangements.
Property, Plant and Equipment
We state property, plant, equipment, and leasehold improvements at historical cost. We charge expenditures for maintenance and repairs to expense and capitalize additions and improvements that extend the life of the underlying asset. We provide for depreciation using the straight-line method at rates that approximate the estimated useful lives of the assets. We depreciate buildings and improvements over a 20 to 40 year life; equipment, furniture and fixtures over a three to ten year life; and leasehold improvements over the shorter of the useful life of the improvement or the term of the related lease. Depreciation expense was $288 million in 2012, $296 million in 2011, and $303 million in 2010.
Valuation of Business Combinations
We allocate the amounts we pay for each acquisition to the assets we acquire and liabilities we assume based on their fair values at the dates of acquisition, including identifiable intangible assets and purchased research and development which either arise from a contractual or legal right or are separable from goodwill. We base the fair value of identifiable intangible assets acquired in a business combination, including purchased research and development, on detailed valuations that use information and assumptions provided by management, which consider management’s best estimates of inputs and assumptions that a market participant would use. We allocate any excess purchase price over the fair value of the net tangible and identifiable intangible assets acquired to goodwill. The use of alternative valuation assumptions, including estimated revenue projections, growth rates, cash flows, discount rates, estimated useful lives and probabilities surrounding the achievement of clinical, regulatory or revenue-based milestones could result in different purchase price allocations and amortization expense in current and future periods. Transaction costs associated with these acquisitions are expensed as incurred through selling, general and administrative costs.
In those circumstances where an acquisition involves a contingent consideration arrangement, we recognize a liability equal to the fair value of the contingent payments we expect to make as of the acquisition date. We re-measure this liability each reporting period and record changes in the fair value through a separate line item within our consolidated statements of operations. Increases or decreases in the fair value of the contingent consideration liability can result from changes in discount periods and rates, as well as changes in the timing and amount of revenue estimates or in the timing or likelihood of achieving regulatory, revenue or commercialization-based milestones.
Indefinite-lived Intangibles, including In-Process Research and Development
Our indefinite-lived intangible assets that are not subject to amortization primarily include acquired stent and balloon technology, which is foundational to our continuing operations within the Cardiovascular market and other markets within interventional medicine, and purchased research and development intangible assets acquired in a business combination. Our purchased research and development represents intangible assets acquired in a business combination that are used in research and development activities but have not yet reached technological feasibility, regardless of whether they have alternative future use. The primary basis for determining the technological feasibility or completion of these projects is obtaining regulatory approval to market the underlying products in an applicable geographic region. We classify purchased research and development acquired in a business combination as an indefinite-lived intangible asset until the completion or abandonment of the associated research and development efforts. Upon completion of the associated research and development efforts, we will determine the useful life of the technology and begin amortizing the assets to reflect their use over their remaining lives. Upon permanent abandonment, we would write-off the remaining carrying amount of the associated purchased research and development intangible asset. We test our indefinite-lived intangible assets at least annually for impairment and reassess their classification as indefinite-lived assets. We assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that our indefinite-lived intangible assets are impaired. If we conclude that it is more likely than not that the asset is impaired, we then determine the fair value of the intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying value in accordance with ASC Topic 350, Intangibles-Goodwill and Other. If the carrying value exceeds the fair value of the indefinite-lived intangible asset, we write the carrying value down to the fair value.
We use the income approach to determine the fair values of our purchased research and development. This approach calculates fair value by estimating the after-tax cash flows attributable to an in-process project over its useful life and then discounting these after-tax cash flows back to a present value. We base our revenue assumptions on estimates of relevant market sizes, expected market growth rates, expected trends in technology and expected levels of market share. In arriving at the value of the in-process projects, we consider, among other factors: the in-process projects’ stage of completion; the complexity of the work completed as of the acquisition date; the costs already incurred; the projected costs to complete; the contribution of other acquired assets; the expected regulatory path and introduction dates by region; and the estimated useful life of the technology. We apply a market-participant risk-adjusted discount rate to arrive at a present value as of the date of acquisition. We believe that the estimated in-process research and development amounts so determined represent the fair value and do not exceed the amount a third party would pay for the projects. However, if the projects are not successful or completed in a timely manner, we may not realize the financial benefits expected for these projects or for the acquisition as a whole.
We test our purchased research and development intangible assets acquired in a business combination for impairment at least annually during the third quarter, and more frequently if events or changes in circumstances indicate that the assets may be impaired.
For asset purchases outside of business combinations, we expense any purchased research and development assets as of the acquisition date.
Amortization and Impairment of Intangible Assets
We record intangible assets at historical cost and amortize them over their estimated useful lives. We use a straight-line method of amortization, unless a method that better reflects the pattern in which the economic benefits of the intangible asset are consumed or otherwise used up can be reliably determined. The approximate useful lives for amortization of our intangible assets is as follows: patents and licenses, two to 20 years; definite-lived technology-related, five to 25 years; customer relationships, five to 25 years; other intangible assets, various.
We review intangible assets subject to amortization quarterly to determine if any adverse conditions exist or a change in circumstances has occurred that would indicate impairment or a change in the remaining useful life. Conditions that may indicate impairment include, but are not limited to, a significant adverse change in legal factors or business climate that could affect the value of an asset, a product recall, or an adverse action or assessment by a regulator. If an impairment indicator exists, we test the intangible asset for recoverability. For purposes of the recoverability test, we group our amortizable intangible assets with other assets and liabilities at the lowest level of identifiable cash flows if the intangible asset does not generate cash flows independent of other assets and liabilities. If the carrying value of the intangible asset (asset group) exceeds the undiscounted cash flows expected to result from the use and eventual disposition of the intangible asset (asset group), we will write the carrying value down to the fair value in the period identified.
We generally calculate fair value of our intangible assets as the present value of estimated future cash flows we expect to generate from the asset using a risk-adjusted discount rate. In determining our estimated future cash flows associated with our intangible assets, we use estimates and assumptions about future revenue contributions, cost structures and remaining useful lives of the asset (asset group). The use of alternative assumptions, including estimated cash flows, discount rates, and alternative estimated remaining useful lives could result in different calculations of impairment. However, we believe our assumptions and estimates are reasonable and represent our best estimates. See Note D - Goodwill and Other Intangible Assets for more information related to impairments of intangible assets during 2012, 2011, and 2010.
For patents developed internally, we capitalize costs incurred to obtain patents, including attorney fees, registration fees, consulting fees, and other expenditures directly related to securing the patent.
Goodwill Valuation
Effective as of January 1, 2013, we reorganized our business from geographic regions to fully operationalized global business units. Our reorganization changed our reporting structure and changed the composition of our reporting units for goodwill impairment testing purposes. Following the reorganization, based on information regularly reviewed by our chief operating decision maker, we have three new global reportable segments consisting of: Cardiovascular, Rhythm Management, and MedSurg. We determined our new global reporting units by identifying our operating segments and assessing whether any components of these segments constituted a business for which discrete financial information is available and whether segment management regularly reviews the operating results of any components. Through this process, we identified the following new global reporting units as of January 1, 2013: Interventional Cardiology, Peripheral Interventions, Cardiac Rhythm Management (CRM), Electrophysiology, Endoscopy, Urology/Women's Health, and Neuromodulation. The discussion below relates to our former regional reporting units.
We allocate any excess purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination to goodwill. We test our April 1 goodwill balances during the second quarter of each year for impairment, or more frequently if indicators are present or changes in circumstances suggest that impairment may exist. In performing the assessment, we utilize the two-step approach prescribed under ASC Topic 350, Intangibles-Goodwill and Other. The first step requires a comparison of the carrying value of the reporting units, as defined, to the fair value of these units. We assess goodwill for impairment at the reporting unit level, which is defined as an operating segment or one level below an operating segment, referred to as a component. We determine our reporting units by first identifying our operating segments, and then assess whether any components of these segments constitute a business for which discrete financial information is available and where segment management regularly reviews the operating results of that component. We aggregate components within an operating segment that have similar economic characteristics. For our 2012 impairment assessments, we identified six reporting units within the U.S., including our CRM, Neuromodulation, Endoscopy, Urology/Women's Health, Electrophysiology, and Cardiovascular (consisting of Interventional Cardiology and Peripheral Interventions) franchises, which in aggregate make up the U.S. reportable segment. In addition, we identified four international reporting units, including EMEA, Japan, Asia Pacific and the Americas.
When allocating goodwill from business combinations to our reporting units, we assign goodwill to the reporting units that we expect to benefit from the respective business combination at the time of acquisition. In addition, for purposes of performing our goodwill impairment tests, assets and liabilities, including corporate assets, which relate to a reporting unit’s operations and would be considered in determining its fair value, are allocated to the individual reporting units. We allocate assets and liabilities not directly related to a specific reporting unit, but from which the reporting unit benefits, based primarily on the respective revenue contribution of each reporting unit.
During 2012, 2011, and 2010, we used only the income approach, specifically the discounted cash flow (DCF) method, to derive the fair value of each of our reporting units in preparing our goodwill impairment assessment. This approach calculates fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. We selected this method as being the most meaningful in preparing our goodwill assessments because we believe the income approach most appropriately measures our income producing assets. We have considered using the market approach and cost approach but concluded they are not appropriate in valuing our reporting units given the lack of relevant market comparisons available for application of the market approach and the inability to replicate the value of the specific technology-based assets within our reporting units for application of the cost approach. Therefore, we believe that the income approach represents the most appropriate valuation technique for which sufficient data is available to determine the fair value of our reporting units.
In applying the income approach to our accounting for goodwill, we make assumptions about the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The amount and timing of future cash flows within our DCF analysis is based on our most recent operational budgets, long range strategic plans and other estimates. The terminal value growth rate is used to calculate the value of cash flows beyond the last projected period in our DCF analysis and reflects our best estimates for stable, perpetual growth of our reporting units. We use estimates of market-participant risk-adjusted weighted-average costs of capital (WACC) as a basis for determining the discount rates to apply to our reporting units’ future expected cash flows.
If the carrying value of a reporting unit exceeds its fair value, we then perform the second step of the goodwill impairment test to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the estimated fair value of a reporting unit’s goodwill to its carrying value. If we were unable to complete the second step of the test prior to the issuance of our financial statements and an impairment loss was probable and could be reasonably estimated, we would recognize our best estimate of the loss in our current period financial statements and disclose that the amount is an estimate. We would then recognize any adjustment to that estimate in subsequent reporting periods, once we have finalized the second step of the impairment test. See Note D - Goodwill and Other Intangible Assets for discussion of our goodwill impairment charges.
Investments in Publicly Traded and Privately Held Entities
We account for our publicly traded investments as available-for-sale securities based on the quoted market price at the end of the reporting period. We compute realized gains and losses on sales of available-for-sale securities based on the average cost method, adjusted for any other-than-temporary declines in fair value. We account for our investments in privately held entities, for which fair value is not readily determinable, in accordance with ASC Topic 323, Investments – Equity Method and Joint Ventures.
We account for investments in entities over which we have the ability to exercise significant influence under the equity method if we hold 50 percent or less of the voting stock and the entity is not a VIE in which we are the primary beneficiary. We record these investments initially at cost, and adjust the carrying amount to reflect our share of the earnings or losses of the investee, including all adjustments similar to those made in preparing consolidated financial statements. The book value of investments that we accounted for under the equity method of accounting was $16 million as of December 31, 2012 and $7 million as of December 31, 2011. We account for investments in entities in which we have less than a 20 percent ownership interest under the cost method of accounting if we do not have the ability to exercise significant influence over the investee. The aggregate carrying amount of our cost method investments was $13 million as of December 31, 2012 and $16 million as of December 31, 2011. In addition, we had notes receivable from certain companies of $5 million as of December 31, 2012 and $44 million as of December 31, 2011.
Each reporting period, we evaluate our investments to determine if there are any events or circumstances that are likely to have a significant adverse effect on the fair value of the investment. Examples of such impairment indicators include, but are not limited to: a significant deterioration in earnings performance; recent financing rounds at reduced valuations; a significant adverse change in the regulatory, economic or technological environment of an investee; or a significant doubt about an investee’s ability to continue as a going concern. If we identify an impairment indicator, we will estimate the fair value of the investment and compare it to its carrying value. Our estimation of fair value considers all available financial information related to the investee, including valuations based on recent third-party equity investments in the investee. If the fair value of the investment is less than its carrying value, the investment is impaired and we make a determination as to whether the impairment is other-than-temporary. We deem an impairment to be other-than-temporary unless we have the ability and intent to hold an investment for a period sufficient for a market recovery up to the carrying value of the investment. Further, evidence must indicate that the carrying value of the investment is recoverable within a reasonable period. For other-than-temporary impairments, we recognize an impairment loss equal to the difference between an investment’s carrying value and its fair value. Impairment losses on our investments are included in other, net in our consolidated statements of operations.
Income Taxes
We utilize the asset and liability method of accounting for income taxes. Under this method, we determine deferred tax assets and liabilities based on differences between the financial reporting and tax bases of our assets and liabilities. We measure deferred tax assets and liabilities using the enacted tax rates and laws that will be in effect when we expect the differences to reverse. We reduce our deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that we will not realize some portion or all of the deferred tax assets. We consider relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes our financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities and tax carrybacks, as well as an evaluation of currently available information about future years.
We do not provide income taxes on unremitted earnings of our foreign subsidiaries where we have indefinitely reinvested such earnings in our foreign operations. It is not practical to estimate the amount of income taxes payable on the earnings that are indefinitely reinvested in foreign operations. Unremitted earnings of our foreign subsidiaries that we have indefinitely reinvested in foreign operations are $11.041 billion as of December 31, 2012 and $10.346 billion as of December 31, 2011.
We provide for potential amounts due in various tax jurisdictions. In the ordinary course of conducting business in multiple countries and tax jurisdictions, there are many transactions and calculations where the ultimate tax outcome is uncertain. Judgment is required in determining our worldwide income tax provision. In our opinion, we have made adequate provisions for income taxes for all years subject to audit. Although we believe our estimates are reasonable, the final outcome of open tax matters may be different from that which we have reflected in our historical income tax provisions and accruals. Such differences could have a material impact on our income tax provision and operating results. See Note J - Income Taxes for further information and discussion of our income tax provision and balances.
Legal and Product Liability Costs
We are involved in various legal and regulatory proceedings, including intellectual property, breach of contract, securities litigation and product liability suits. In some cases, the claimants seek damages, as well as other relief, which, if granted, could require significant expenditures or impact our ability to sell our products. We are also the subject of certain governmental investigations, which could result in substantial fines, penalties, and administrative remedies. We maintain an insurance policy providing limited coverage against securities claims, and we are substantially self-insured with respect to product liability claims and fully self-insured with respect to intellectual property infringement claims. We generally record losses for claims in excess of the limits of purchased insurance in earnings at the time and to the extent they are probable and estimable. We accrue anticipated costs of settlement, damages, losses for general product liability claims and, under certain conditions, costs of defense, based on historical experience or to the extent specific losses are probable and estimable. Otherwise, we expense these costs as incurred. If the estimate of a probable loss is a range and no amount within the range is more likely, we accrue the minimum amount of the range. We analyze litigation settlements to identify each element of the arrangement. We allocate arrangement consideration to patent licenses received based on estimates of fair value, and capitalize these amounts as assets if the license will provide an on-going future benefit. See Note K - Commitments and Contingencies for discussion of our individual material legal proceedings.
Costs Associated with Exit Activities
We record employee termination costs in accordance with ASC Topic 712, Compensation - Nonretirement and Postemployment Benefits, if we pay the benefits as part of an on-going benefit arrangement, which includes benefits provided as part of our domestic severance policy or that we provide in accordance with international statutory requirements. We accrue employee termination costs associated with an on-going benefit arrangement if the obligation is attributable to prior services rendered, the rights to the benefits have vested, the payment is probable and we can reasonably estimate the liability. We account for employee termination benefits that represent a one-time benefit in accordance with ASC Topic 420, Exit or Disposal Cost Obligations. We record such costs into expense over the employee’s future service period, if any. In addition, in conjunction with an exit activity, we may offer voluntary termination benefits to employees. These benefits are recorded when the employee accepts the termination benefits and the amount can be reasonably estimated. Other costs associated with exit activities may include contract termination costs, including costs related to leased facilities to be abandoned or subleased, and impairments of long-lived assets, and are expensed in accordance with ASC Topic 420 and ASC Topic 360, Property, Plant, and Equipment.
Translation of Foreign Currency
We translate all assets and liabilities of foreign subsidiaries from local currency into U.S. dollars using the year-end exchange rate, and translate revenues and expenses at the average exchange rates in effect during the year. We show the net effect of these translation adjustments in our consolidated financial statements as a component of accumulated other comprehensive loss. For any significant foreign subsidiaries located in highly inflationary economies, we would re-measure their financial statements as if the functional currency were the U.S. dollar. We did not record any highly inflationary economy translation adjustments in 2012, 2011 or 2010.
Foreign currency transaction gains and losses are included in other, net in our consolidated statements of operations, net of losses and gains from any related derivative financial instruments. We recognized net foreign currency transaction losses of $18 million in 2012, $12 million in 2011, and $9 million in 2010.
Financial Instruments
We recognize all derivative financial instruments in our consolidated financial statements at fair value in accordance with ASC Topic 815, Derivatives and Hedging, and we present assets and liabilities associated with our derivative financial instruments on a gross basis in our financial statements. In accordance with Topic 815, for those derivative instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship. Our derivative instruments do not subject our earnings or cash flows to material risk, as gains and losses on these derivatives generally offset losses and gains on the item being hedged. We do not enter into derivative transactions for speculative purposes and we do not have any non-derivative instruments that are designated as hedging instruments pursuant to Topic 815. Refer to Note E – Fair Value Measurements for more information on our derivative instruments.
Shipping and Handling Costs
We generally do not bill customers for shipping and handling of our products. Shipping and handling costs of $105 million in 2012, $100 million in 2011, and $88 million in 2010 are included in selling, general and administrative expenses in the accompanying consolidated statements of operations.
Research and Development
We expense research and development costs, including new product development programs, regulatory compliance and clinical research as incurred. Refer to Purchased Research and Development for our policy regarding in-process research and development acquired in connection with our business combinations and asset purchases.
Employee Retirement Plans
In connection with our 2006 acquisition of Guidant Corporation, we sponsor the Guidant Retirement Plan, a frozen noncontributory defined benefit plan covering a select group of current and former employees. The funding policy for the plan is consistent with U.S. employee benefit and tax-funding regulations. Plan assets, which are maintained in a trust, consist primarily of equity and fixed-income instruments. Further, we sponsor the Guidant Supplemental Retirement Plan, a frozen, nonqualified defined benefit plan for certain former officers and employees of Guidant. The Guidant Supplemental Retirement Plan was funded through a Rabbi Trust that contains segregated company assets used to pay the benefit obligations related to the plan. In addition, certain current and former employees of Guidant are eligible to receive a portion of their healthcare retirement benefits under a frozen defined benefit plan.
In addition, we maintain an Executive Retirement Plan, a defined benefit plan covering executive officers and division presidents. Participants may retire with unreduced benefits once retirement conditions have been satisfied. We also maintain retirement plans covering certain international employees.
We use a December 31 measurement date for these plans and record the underfunded portion as a liability, recognizing changes in the funded status through other comprehensive income. The outstanding obligation as of December 31, 2012 and 2011 is as follows:

	As of December 31, 2012			As of December 31, 2011
(in millions)	Projected Benefit Obligation (PBO)	Fair value of Plan Assets	Underfunded PBO Recognized	Projected Benefit Obligation (PBO)	Fair value of Plan Assets	Underfunded PBO Recognized
Executive Retirement Plan	$13	$—	$13	$14		$14
Guidant Retirement Plan (frozen)	131	87	44	118	75	43
Guidant Supplemental Retirement Plan (frozen)	34	—	34	32		32
Guidant Healthcare Retirement Benefit Plan (frozen)	5	—	5	10		10
International Retirement Plans	85	43	42	75	40	35
	$268	$130	$138	$249	$115	$134

The value of the Rabbi Trust assets used to pay the Guidant Supplemental Retirement Plan benefits included in our accompanying consolidated financial statements was approximately $21 million as of December 31, 2012 and $25 million as of December 31, 2011.
The critical assumptions associated with our employee retirement plans as of December 31, 2012 are as follows:

			Long-Term Healthcare	Rate of
	Discount Rate	Expected Return on Plan Assets	Cost Trend Rate	Compensation Increase
Executive Retirement Plan	3.50%			3.00%
Guidant Retirement Plan (frozen)	4.25%	7.50%
Guidant Supplemental Retirement Plan (frozen)	4.00%
Guidant Healthcare Retirement Benefit Plan (frozen)	1.75%		5.00%
International Retirement Plans	1.00% - 4.00%	2.75% - 4.00%		3.00%

We base our discount rate on the rates of return available on high-quality bonds with maturities approximating the expected period over which benefits will be paid. The rate of compensation increase is based on historical and expected rate increases. We review external data and historical trends in healthcare costs to determine healthcare cost trend rate assumptions. We base our rate of expected return on plan assets on historical experience, our investment guidelines and expectations for long-term rates of return.
A rollforward of the changes in the fair value of plan assets for our funded retirement plans during 2012 and 2011 is as follows:

	Year Ended December 31,
(in millions)	2012	2011
Beginning fair value	$115	$113
Actual return on plan assets	11	—
Employer contributions	20	17
Benefits paid	(13)	(13)
Net transfers in (out)	—	(3)
Foreign currency exchange	(3)	1
Ending fair value	$130	$115

We also sponsor a voluntary 401(k) Retirement Savings Plan for eligible employees. We match 200 percent of employee elective deferrals for the first two percent of employee eligible compensation, and fifty percent of employee elective deferrals greater than two percent, but not exceeding six percent, of employee eligible compensation. Total expense for our matching contributions to the plan was $63 million in 2012, $65 million in 2011, and $64 million in 2010.
Net Income (Loss) per Common Share
We base net income (loss) per common share upon the weighted-average number of common shares and common stock equivalents outstanding during each year. Potential common stock equivalents are determined using the treasury stock method. We exclude stock options whose effect would be anti-dilutive from the calculation.

Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions [Abstract]
ACQUISITIONS
ACQUISITIONS
Over the past three years, we have completed several acquisitions as part of our strategic initiatives, and have acquired technologies in the areas of hypertension, cardiology, cardiac rhythm management (CRM), structural heart therapy, deep brain stimulation, peripheral vascular disease, endoscopic pulmonary intervention, and atrial fibrillation.
Our consolidated financial statements include the operating results for each acquired entity from its respective date of acquisition. We do not present pro forma financial information for these acquisitions given their results are not material to our consolidated financial statements. Transaction costs associated with these acquisitions were expensed as incurred and are not material for the years ended December 31, 2012, 2011 or 2010.
2012 Acquisitions
Cameron Health, Inc.
On June 8, 2012, we completed the acquisition of the remaining equity of Cameron Health, Inc. (Cameron). Cameron has developed the world's first and only commercially available subcutaneous implantable cardioverter defibrillator - the S-ICD® system. The S-ICD® system has received CE Mark approval and is currently sold in Europe, Middle East, and Africa (EMEA). In addition, in late September 2012, we received U.S. Food and Drug Administration (FDA) approval for the S-ICD® system, and commenced a limited commercial launch of this system in the United States during the fourth quarter of 2012. We are integrating the operations of the Cameron business into our CRM business. Total consideration includes an initial $150 million cash payment at closing of the transaction, a payment of $150 million upon FDA approval of the S-ICD® system and up to an additional $1.05 billion of potential payments upon achievement of specified revenue-based milestones over a six-year period following FDA approval. Due to our receipt of FDA approval of Cameron's S-ICD® system, we paid the related $150 million milestone payment to the former shareholders of Cameron during the fourth quarter of 2012.
BridgePoint Medical, Inc.
On October 4, 2012, we completed the acquisition of 100 percent of the fully diluted equity of BridgePoint Medical, Inc. (BridgePoint), a developer of catheter-based systems to treat coronary chronic total occlusions (CTOs). BridgePoint has the only U.S. approved crossing and re-entry system indicated for use in coronary CTOs. The system has also received CE Mark approval and TGA approval in Australia and is currently sold in EMEA, Australia and the U.S. We are integrating the operations of the BridgePoint business into our Interventional Cardiology business. Total consideration includes an initial $20 million at closing of the transaction and up to an additional $90 million of revenue-based earnouts and milestones through 2016.
Rhythmia Medical, Inc.
On October 8, 2012, we completed the acquisition of 100 percent of the fully diluted equity of Rhythmia Medical, Inc. (Rhythmia). Rhythmia is a developer of next-generation mapping and navigation solutions for use in cardiac catheter ablations and other electrophysiology procedures, including atrial fibrillation and atrial flutter. We are integrating the operations of the Rhythmia business into our Electrophysiology business. Total consideration includes an initial $90 million at closing of the transaction and up to an additional $175 million of regulatory and revenue-based milestones and revenue-based earnouts through 2017.
Vessix Vascular, Inc.
On November 19, 2012, we completed the acquisition of 100 percent of the fully diluted equity of Vessix Vascular, Inc. (Vessix). Vessix is a developer of a potential breakthrough therapy to treat uncontrolled hypertension, or high blood pressure. The Vessix Vascular V2 Renal Denervation System™ has received CE Mark in Europe and TGA approval in Australia. Vessix Vascular has initiated the REDUCE-HTN post-market surveillance study and expects to initiate a full launch of the product in CE Mark countries in 2013. We are integrating the operations of the Vessix business into our Peripheral Interventions business. Total consideration includes an initial $125 million at closing of the transaction and up to an additional $300 million of clinical and revenue-based milestones and revenue-based earnouts through 2016.
Purchase Price Allocation
We accounted for these acquisitions as business combinations and, in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification® (ASC) Topic 805, Business Combinations, we have recorded the assets acquired and liabilities assumed at their respective fair values as of the acquisition date. The components of the aggregate preliminary purchase price for acquisitions consummated in 2012 are as follows (in millions):

Cash, net of cash acquired	$366
Fair value of contingent consideration	465
Fair value of prior interests	79
Fair value of debt assumed	9
$919

Total consideration for the 2012 acquisitions included initial $366 million cash payments, net of cash acquired, at closing of the transactions, with potential payments of up to an additional $1.615 billion based upon achievement of certain regulatory- and commercialization-related milestones and revenue through 2018. As of the respective acquisition dates, we recorded total contingent consideration liabilities of $465 million, representing the estimated fair value of the contingent consideration we expected to pay to the former shareholders of the acquired companies. The fair value of the contingent consideration liabilities was estimated by discounting, to present value, contingent payments expected to be made. In certain circumstances, we utilized a probability-weighted approach or monte carlo revenue simulation model to determine the fair value of contingent consideration.
Prior to the acquisition of Cameron, we had an equity interest in Cameron and held $40 million of notes receivable. We re-measured our previously held investments to their estimated acquisition-date fair value of $79 million and recorded a gain of $39 million in other, net in the accompanying consolidated statements of operations during the second quarter of 2012. We measured the fair values of the previously held investments based on the liquidation preferences and priority of the equity interests and debt, including accrued interest. In addition, we prepaid the assumed debt obligation of Cameron for approximately $9 million during the second quarter of 2012.
The following summarizes the aggregate preliminary purchase price allocation for the 2012 acquisitions as of December 31, 2012 (in millions):

Goodwill	$563
Amortizable intangible assets	189
Indefinite-lived intangible assets	132
Other net assets	15
Deferred income taxes	20
$919

We allocated a portion of the preliminary purchase price to specific intangible asset categories as of the respective acquisition dates as follows:

	Amount Assigned (in millions)	Weighted Average Amortization Period (in years)	Range of Risk- Adjusted Discount Rates used in Purchase Price Allocation
Amortizable intangible assets:
Technology-related	$187	8	14% to 28%
Customer relationships	2	5	14%
Indefinite-lived intangible assets:
Purchased research and development	132		14% to 28%
	$321

Our technology-related intangible assets consist of technical processes, intellectual property, and institutional understanding with respect to products and processes that we will leverage in future products or processes and will carry forward from one product generation to the next. The technology-related intangible assets are being amortized on a straight-line basis over their assigned estimated useful lives. Purchased research and development represents the estimated fair value of acquired in-process research and development projects which have not yet reached technological feasibility. These indefinite-lived intangible assets are tested for impairment on an annual basis, or more frequently if impairment indicators are present, in accordance with U.S. GAAP and our accounting policies. Upon completion of the associated research and development efforts, we determine the useful life of the technology and begin amortizing the assets to reflect their use over their remaining lives. The primary basis for determining the technological feasibility or completion of these projects is obtaining regulatory approval to market the underlying products.

We believe that the estimated intangible asset values represent the fair value at the dates of acquisition and do not exceed the amount a third party would pay for the assets. We used the income approach to derive the fair value of the amortizable intangible assets and purchased research and development. These fair value measurements are based on significant unobservable inputs, including management estimates and assumptions and, accordingly, are classified as Level 3 within the fair value hierarchy prescribed by ASC Topic 820, Fair Value Measurements and Disclosures.
We recorded the excess of the aggregate purchase price over the estimated fair values of the identifiable assets acquired as goodwill, which is non-deductible for tax purposes. Goodwill was established due primarily to revenue and cash flow projections associated with future technologies, as well as synergies expected to be gained from the integration of these businesses into our existing operations, and has been allocated to our reportable segments based on the relative expected benefit. See Note D - Goodwill and Other Intangible Assets for more information related to goodwill allocated to our reportable segments.
2011 Acquisitions
Sadra Medical, Inc.
On January 4, 2011, we completed the acquisition of the remaining fully diluted equity of Sadra Medical, Inc. Prior to the acquisition, we held a 14 percent equity ownership in Sadra. Sadra is developing a fully repositionable and retrievable device for transcatheter aortic valve replacement (TAVR) to treat patients with severe aortic stenosis. The Lotus™ Valve System consists of a stent-mounted tissue valve prosthesis and catheter delivery system for guidance and placement of the valve. The low-profile delivery system and introducer sheath are designed to enable accurate positioning, repositioning and retrieval at any time prior to release of the aortic valve implant. The acquisition was intended to broaden and diversify our product portfolio by expanding into the structural heart market, and TAVR is one of the fastest growing medical device markets. We have integrated the operations of the Sadra business into our Interventional Cardiology business. Total consideration included a net cash payment of $193 million at closing to acquire the remaining 86 percent of Sadra and potential payments up to $193 million through 2016 that are contingent upon the achievement of certain regulatory- and revenue-based milestones.
Intelect Medical, Inc.
On January 5, 2011, we completed the acquisition of the remaining fully diluted equity of Intelect Medical, Inc. Prior to the acquisition, we held a 15 percent equity ownership in Intelect. Intelect is developing advanced visualization and programming technology for deep-brain stimulation. We have integrated the operations of the Intelect business into our Neuromodulation business. The acquisition was intended to leverage the core architecture of our VerciseTM platform and advance our technology in the field of deep-brain stimulation. We paid $60 million at the closing of the transaction using cash on hand to acquire the remaining 85 percent of Intelect. There is no contingent consideration related to the Intelect acquisition.
ReVascular Therapeutics, Inc.
On February 15, 2011, we completed the acquisition of 100 percent of the fully diluted equity of ReVascular Therapeutics, Inc. (RVT). RVT has developed the TRUEPATH™ intraluminal chronic total occlusion crossing device enabling endovascular treatment in cases that typically cannot be treated with standard endovascular devices. This acquisition complements our portfolio of devices for lower extremity peripheral artery disease and we have integrated the operations of RVT into our Peripheral Interventions business. Total consideration included a cash payment of $19 million at closing of the transaction and potential payments of up to $16 million through 2014 that are contingent upon the achievement of certain regulatory- and commercialization-based milestones and revenue.
Atritech, Inc.
On March 3, 2011, we completed the acquisition of 100 percent of the fully diluted equity of Atritech, Inc. Atritech has developed a device designed to close the left atrial appendage of the heart. The WATCHMAN® Left Atrial Appendage Closure Technology, developed by Atritech, is the first device proven to offer an alternative to anticoagulant drugs for patients with atrial fibrillation and at high risk for stroke. The acquisition was intended to broaden our portfolio of less-invasive devices for cardiovascular care by expanding into the areas of atrial fibrillation and structural heart therapy. We have integrated the operations of the Atritech business and are leveraging expertise from both our Electrophysiology and Interventional Cardiology divisions in the commercialization of the WATCHMAN® device. Total consideration included a net cash payment of $98 million at closing of the transaction and potential payments up to $275 million through 2015 that are contingent upon achievement of certain regulatory-based milestones and revenue.
Purchase Price Allocation
The components of the aggregate purchase price as of the acquisition date for acquisitions consummated in 2011 are as follows (in millions):

Cash, net of cash acquired	$370
Fair value of contingent consideration	287
Prior investments	55
$712

Prior to our acquisition of the remaining equity ownership in Sadra and Intelect, we held equity interests in these companies of 14 percent and 15 percent, respectively, carried at an aggregate value of $11 million, and a note receivable carried at a value of $6 million. As a result of re-measuring these previously held investments to fair value, estimated at $55 million as of the respective acquisition dates, we recorded a gain of $38 million in other, net in the accompanying consolidated statements of operations during the first quarter of 2011. We measured the fair values of the previously held investments based on a pro-rata allocation of the consideration paid for the controlling interests acquired less an estimated minority interest discount in certain circumstances after considering previous financing rounds and liquidation preferences of the equity interests.
The following summarizes the aggregate purchase price allocation for the 2011 acquisitions (in millions):

Goodwill	$266
Amortizable intangible assets	97
Indefinite-lived intangible assets	470
Deferred income taxes	(121)
$712

We allocated the aggregate purchase price to specific intangible asset categories as follows:

	Amount Assigned (in millions)	Weighted Average Amortization Period (in years)	Range of Risk- Adjusted Discount Rates used in Purchase Price Allocation
Amortizable intangible assets
Technology-related	$97	7	23% - 25%
Indefinite-lived intangible assets
Purchased research and development	470		23% - 30%
	$567

2010 Acquisitions
Asthmatx, Inc.
On October 26, 2010, we completed the acquisition of 100 percent of the fully diluted equity of Asthmatx, Inc. Asthmatx designs, manufactures and markets a less-invasive, catheter-based bronchial thermoplasty procedure for the treatment of severe persistent asthma. The acquisition was intended to broaden and diversify our product portfolio by expanding into the area of endoscopic pulmonary intervention. We have integrated the operations of the Asthmatx business into our Endoscopy business. Total consideration included a net cash payment of $194 million at closing of the transaction and potential payments up to $250 million that are contingent upon the achievement of certain revenue-based milestones.

SI Therapies Ltd.

On November 3, 2010, we completed the acquisition of 100 percent of the fully diluted equity of SI Therapies Ltd. SI Therapies has developed the OFFROAD™ re-entry catheter to treat peripheral CTOs. A CTO, which represents a complete artery blockage, typically cannot be treated with standard endovascular devices such as guidewires and other catheter-based technologies. A CTO device permits endovascular treatment in cases that otherwise might require a patient to undergo surgery or lower extremity amputation. This acquisition complements our portfolio of devices for lower extremity peripheral artery disease and we have integrated the operations of SI Therapies into our Peripheral Interventions business. We paid approximately $5 million at the closing of the transaction using cash on hand, and may be required to pay future consideration up to $24 million that is contingent upon the achievement of certain commercial and revenue-based milestones.

The components of the purchase price as of the acquisition date for our 2010 acquisitions are as follows:

(in millions)	Total
Cash	$199
Fair value of contingent consideration	69
$268

The following summarizes the purchase price allocations:

(in millions)	Total
Goodwill	$81
Amortizable intangible assets	175
Indefinite-lived intangible assets	45
Other net assets	3
Deferred income taxes	(36)
$268

We allocated the purchase price to specific intangible asset categories as follows:

	Amount Assigned (in millions)	Weighted Average Amortization Period (in years)	Range of Risk-Adjusted Discount Rates used in Purchase Price Allocation
Amortizable intangible assets
Technology-related	$175	11.9	28.0% - 35.5%

Indefinite-lived intangible assets
Purchased research and development	45		29.0% - 36.0%
	$220

Contingent Consideration
Certain of our acquisitions involve contingent consideration arrangements. Payment of additional consideration is generally contingent on the acquired company reaching certain performance milestones, including attaining specified revenue levels, achieving product development targets or obtaining regulatory approvals. In accordance with U.S. GAAP, we recognize a liability equal to the fair value of the contingent payments we expect to make as of the acquisition date. We re-measure this liability each reporting period and record changes in the fair value through a separate line item within our consolidated statements of operations.
Changes in our contingent consideration liability were as follows (in millions):

Balance as of December 31, 2010	$(71)
Amounts recorded related to new acquisitions	(287)
Net fair value adjustments	(7)
Payments made	7
Balance as of December 31, 2011	$(358)
Amounts recorded related to new acquisitions	(465)
Net fair value adjustments	6
Payments made	154
Balance as of December 31, 2012	$(663)

As of December 31, 2012, the maximum amount of future contingent consideration (undiscounted) that we could be required to make associated with our acquisitions is approximately $2.3 billion.
Increases or decreases in the fair value of our contingent consideration liability can result from changes in discount periods and rates, as well as changes in the timing and amount of revenue estimates or in the timing or likelihood of achieving regulatory-, revenue- or commercialization-based milestones. The recurring Level 3 fair value measurements of our contingent consideration liability include the following significant unobservable inputs:

Contingent Consideration Liability	Fair Value as of December 31, 2012	Valuation Technique	Unobservable Input	Range
R&D, Regulatory and Commercialization-based Milestones	$212 million	Probability Weighted Discounted Cash Flow	Discount Rate	0.9% - 2.4%
			Probability of Payment	0% - 95%
			Projected Year of Payment	2013 - 2017
Revenue-based Payments	$218 million	Discounted Cash Flow	Discount Rate	12% - 18%
			Probability of Payment	65% - 100%
			Projected Year of Payment	2013 - 2018
	$233 million	Monte Carlo	Revenue Volatility	15% - 29%
			Risk Free Rate	LIBOR Term Structure
			Projected Year of Payment	2013-2018

Contingent consideration liabilities are remeasured to fair value each reporting period using projected revenues, discount rates, probabilities of payment and projected payment dates. Projected contingent payment amounts related to R&D, regulatory- and commercialization-based milestones and certain revenue-based milestones are discounted back to the current period using a discounted cash flow model. Other revenue-based payments are valued using a monte carlo valuation model, which simulates future revenues during the earn out-period using management's best estimates. Projected revenues are based on our most recent internal operational budgets and long-range strategic plans. Increases in projected revenues and probabilities of payment may result in higher fair value measurements. Increases in discount rates and the time to payment may result in lower fair value measurements. Increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement.

Divestitures and Assets Held for Sale	12 Months Ended
Dec. 31, 2012
Divestitures and Assets Held for Sale [Abstract]
DIVESTITURES AND ASSETS HELD FOR SALE
DIVESTITURES AND ASSETS HELD FOR SALE
In January 2011, we closed the sale of our Neurovascular business to Stryker Corporation for a purchase price of $1.500 billion in cash. We received $1.450 billion during 2011, including an upfront payment of $1.426 billion, and $24 million which was placed into escrow and released throughout 2011 upon the completion of local closings in certain foreign jurisdictions. During 2012, we received an additional $10 million of consideration, which we recorded as a gain in our accompanying consolidated statements of operations. We will receive the remaining $40 million of consideration upon the transfer or separation of certain manufacturing facilities, which we expect will occur during 2013. Due to our continuing involvement in the operations of the Neurovascular business, the divestiture does not meet the criteria for presentation as a discontinued operation. We recorded a pre-tax gain of $778 million ($545 million after-tax) during 2011 and a pre-tax gain of $15 million during 2012 associated with the transaction.
We recorded revenue related to the Neurovascular business following its divestiture of $122 million, in 2012 and $141 million in 2011, as compared to 2010 revenue generated by the Neurovascular business of $340 million. We continue to generate net sales pursuant to our supply agreements with Stryker; however, these net sales are at significantly lower levels and at reduced gross profit margins as compared to periods prior to the divestiture.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

The gross carrying amount of goodwill and other intangible assets and the related accumulated amortization for intangible assets subject to amortization and accumulated write-offs of goodwill as of December 31, 2012 and 2011 is as follows:

	As of December 31, 2012		As of December 31, 2011
	Gross Carrying	Accumulated Amortization/	Gross Carrying	Accumulated Amortization/
(in millions)	Amount	Write-offs	Amount	Write-offs
Amortizable intangible assets
Technology-related	$8,020	$(3,005)	$7,823	$(2,734)
Patents	559	(352)	539	(331)
Other intangible assets	810	(428)	808	(376)
	$9,389	$(3,785)	$9,170	$(3,441)
Unamortizable intangible assets
Goodwill	$15,450	$(9,477)	$14,888	$(5,127)
Technology-related	242		242
	$15,692	$(9,477)	$15,130	$(5,127)

In addition, we had $443 million and $502 million of purchased research and development intangible assets as of December 31, 2012 and December 31, 2011, respectively.
Effective as of January 1, 2013, we reorganized our business from geographic regions to fully operationalized global business units. Our reorganization changed our reporting structure and changed the composition of our reporting units for goodwill impairment testing purposes. Following the reorganization, based on information regularly reviewed by our chief operating decision maker, we have three new global reportable segments consisting of: Cardiovascular, Rhythm Management, and MedSurg. We determined our new global reporting units by identifying our operating segments and assessing whether any components of these segments constituted a business for which discrete financial information is available and whether segment management regularly reviews the operating results of any components. Through this process, we identified the following new global reporting units as of January 1, 2013: Interventional Cardiology, Peripheral Interventions, Cardiac Rhythm Management (CRM), Electrophysiology, Endoscopy, Urology/Women's Health, and Neuromodulation. The discussion below relates to our former regional reporting units. Refer to the revised rollforwards at the end of this note for restated information.
Goodwill as of December 31, 2012 as allocated to our U.S., EMEA, Japan, and Inter-Continental reportable segments for purposes of our goodwill impairment testing is presented below. Our U.S. goodwill is further allocated to our U.S. reporting units for our goodwill testing.
The following is a rollforward of our goodwill balance by reportable segment:

(in millions)	United States	EMEA	Japan	Inter-Continental	Total
Balance as of December 31, 2010	$5,189	$3,915	$551	$531	$10,186
Purchase price adjustments	14	(10)	2		6
Goodwill acquired	161	99	1	5	266
Goodwill written off	(697)				(697)
Balance as of December 31, 2011	$4,667	$4,004	$554	$536	$9,761
Purchase price adjustments	(2)	—	—	1	(1)
Goodwill acquired	292	154	31	86	563
Goodwill written off	(748)	(3,602)	—		(4,350)
Balance as of December 31, 2012	$4,209	$556	$585	$623	$5,973

The 2011 and 2012 purchase price adjustments relate primarily to adjustments in taxes payable and deferred income taxes, including changes in the liability for unrecognized tax benefits.

Goodwill Impairment Charges
2012 Charges
We test our goodwill balances during the second quarter of each year for impairment, or more frequently if indicators are present or changes in circumstances suggest that impairment may exist. In the second quarter of 2012, we performed our annual goodwill impairment test for all of our reporting units and concluded that the goodwill within our EMEA reporting unit was impaired and recorded a $3.602 billion ($3.579 billion after-tax) charge in the second quarter of 2012. We finalized the second step of the EMEA goodwill impairment test during the third quarter of 2012, in accordance with ASC Topic 350, Intangibles -Goodwill and Other, and there were no adjustments to the charge upon finalization.
In the third quarter of 2012, we performed an interim goodwill impairment test and recorded a non-cash $748 million (pre- and after-tax) charge associated with our U.S. Cardiac Rhythm Management (U.S. CRM) reporting unit, primarily driven by the reduction in the estimated size of the U.S. CRM market, related adjustments to our business and other competitive factors, which led to lower projected U.S. CRM results compared to prior forecasts. We finalized the second step of the U.S. CRM goodwill impairment test during the fourth quarter of 2012, in accordance with ASC Topic 350, Intangibles -Goodwill and Other, and there were no adjustments to the charge upon finalization.
In our goodwill impairment tests we used the income approach, specifically the discounted cash flow (DCF) method, to derive the fair value of our EMEA and U.S. CRM reporting units, as described in our accounting policies. We updated all aspects of the DCF models associated with the EMEA and U.S. CRM businesses, including the amount and timing of future expected cash flows, terminal value growth rates and the appropriate market-participant risk-adjusted weighted average costs of capital (WACC) to apply.
EMEA
As a result of revised estimates developed during our annual strategic planning process and analysis performed in conjunction with our annual goodwill impairment test in the second quarter, we concluded that the revenue growth rates projected for the EMEA reporting unit would be slightly lower than our previous estimates primarily driven by macro-economic factors and our performance in the European market. We updated short-term operating projections based on our most recent strategic plan for EMEA prepared by management. We reduced the EMEA long-term growth rates and terminal value growth rate projections and increased the discount rate within our 15-year DCF model for EMEA by approximately 100 basis points due to increased risk associated with our projections in this market primarily as a result of the economic uncertainty in Europe. While we continue to project revenue growth in our EMEA business, our expectations for future growth and profitability were lower than our previous estimates and reflected declines in average selling prices and volume pressures due to austerity measures. The declines expected in the EMEA market did not impact our assumptions related to other reporting units.
The aggregate amount of goodwill that remains associated with our EMEA reporting unit is $556 million as of December 31, 2012. In addition, the remaining book value of our other EMEA intangible assets allocated to our EMEA reporting unit is approximately $1.563 billion as of December 31, 2012. In accordance with ASC Topic 350, we tested our EMEA amortizable intangible assets as of April 1, 2012 for impairment on an undiscounted cash flow basis, and determined that these assets were not impaired. We also tested our indefinite-lived intangible assets associated with EMEA as of April 1, 2012 and recorded an impairment charge related to the in-process research and development associated with our acquisition of Sadra Medical, Inc. See Intangible Asset Impairment Charges below for a further discussion of this impairment.
U.S. CRM
The U.S. CRM market is dynamic, highly competitive and difficult to forecast; in the third quarter of 2012, we lowered our projections for the U.S. CRM market size and our future revenue levels within this market, primarily to reflect recent changes in expectations of average selling prices and unit growth, adjustments to our business and other competitive factors. This reduction warranted an interim goodwill impairment test for our U.S. CRM reporting unit. The declines expected in the U.S. CRM market did not impact our assumptions related to other reporting units. The increased pricing pressure and lower unit volumes are primarily due to physician alignment with hospitals, efforts to reduce health care costs, focus on appropriate device usage, replacement volumes and competition, and have been more impactful to the U.S. CRM business than previously estimated. In addition, we recently aligned certain elements of our business and shifted investments to focus on areas expected to provide the highest future growth and financial return. As a result of these factors, we reduced the compound annual revenue growth rate of our 15 year DCF model for the U.S. CRM reporting unit by approximately 250 basis points. We continue to analyze business trends using all available information and our U.S. CRM goodwill remains sensitive to changes in expectations of future growth of this market and our performance.
Based on the remaining book value of our U.S. CRM reporting unit following the goodwill impairment charge recorded during the third quarter of 2012, the carrying value of our U.S. CRM reporting unit continues to exceed its fair value, due primarily to the value of amortizable intangible assets allocated to this reporting unit. The remaining book value of the amortizable intangible assets allocated to the U.S. CRM reporting unit was approximately $3.303 billion as of December 31, 2012. In accordance with ASC Topic 350, we tested the amortizable intangible assets as of September 30, 2012, in conjunction with the interim goodwill impairment test of our U.S. CRM reporting unit. We performed the impairment analysis of the amortizable intangible assets on an undiscounted cash flow basis, and concluded that these assets were not impaired. However, following the recent declines in our CRM projections, the recoverability of our CRM-related amortizable intangibles ($4.636 billion globally) are sensitive to changes in future cash flow assumptions and our CRM business performance. The $4.636 billion of CRM-related amortizable intangibles are at higher risk of potential failure of the first step of the amortizable intangible recoverability test in future reporting periods. An impairment of a material portion of our CRM-related amortizable intangibles carrying value would occur if the second step of the amortizable intangible test is required in a future reporting period.
We continue to identify three reporting units with goodwill that is at higher risk of potential failure of the first step of the goodwill impairment test in future reporting periods. These reporting units include our U.S. CRM reporting unit, which holds $216 million of remaining allocated goodwill; our U.S. Cardiovascular reporting unit, which holds $2.380 billion of allocated goodwill; and our U.S. Neuromodulation reporting unit, which holds $1.266 billion of allocated goodwill, each as of December 31, 2012. As of December 31, 2012, the level of excess fair value over carrying value for these reporting units identified as being at higher risk (with the exception of the U.S. CRM reporting unit, whose carrying value continues to exceed its fair value) was approximately seven to 11 percent. During the fourth quarter of 2012, the level of excess fair value over carrying value of our U.S. Cardiovascular reporting unit declined as a result of our performance, declines in our market share due to competitive launches, and continued average selling price declines in the U.S. drug-eluting stent (DES) market as a result of continued competitive pressures and declines in procedural volumes.
On a quarterly basis, we monitor the key drivers of fair value for these reporting units to detect events or other changes that would warrant an interim impairment test of our goodwill and intangible assets. The key variables that drive the cash flows of our reporting units and amortizable intangibles are estimated revenue growth rates and levels of profitability. Terminal value growth rate assumptions, as well as the WACC rate applied are additional key variables for reporting unit cash flows. These assumptions are subject to uncertainty, including our ability to grow revenue and improve profitability levels. Relatively small declines in the future performance and cash flows of a reporting unit or asset group or small changes in other key assumptions may result in the recognition of significant asset impairment charges. For example, keeping all other variables constant, an 80 basis point decrease in the long term revenue and terminal growth rates would require that we perform the second step of the goodwill impairment test for the U.S. Neuromodulation reporting unit. A 90 basis point decrease in the long term revenue and terminal growth rates would require that we perform the second step of the goodwill impairment test for the U.S. Cardiovascular reporting unit. An increase in the WACC applied of 70 basis points would require that we perform the second step of the goodwill impairment test for the U.S. Neuromodulation and U.S. Cardiovascular reporting units. Given that the carrying value of the U.S. CRM reporting unit continues to exceed its fair value, any negative changes in the key variables or values associated with this reporting unit would likely require that we perform the second step of the goodwill impairment test in a future reporting period. The estimates used for our future cash flows and discount rates represent management's best estimates, which we believe to be reasonable, but future declines in business performance may impair the recoverability of our goodwill and intangible asset balances.
Future events that could have a negative impact on the levels of excess fair value over carrying value of our reporting units and/or amortizable intangible assets include, but are not limited to:

•	decreases in estimated market sizes or market growth rates due to greater-than-expected declines in procedural volumes, pricing pressures, product actions, and/or competitive technology developments;

•
declines in our market share and penetration assumptions due to increased competition, an inability to develop or launch new and next-generation products and technology features in line with our commercialization strategies, and market and/or regulatory conditions that may cause significant launch delays or product recalls;

•
decreases in our profitability due to an inability to successfully implement and achieve timely and sustainable cost improvement measures consistent with our expectations, increases in our market-participant tax rate, and/or changes in tax laws;

•	negative developments in intellectual property litigation that may impact our ability to market certain products or increase our costs to sell certain products;

•
the level of success of on-going and future research and development efforts, including those related to recent acquisitions, and increases in the research and development costs necessary to obtain regulatory approvals and launch new products;

•
the level of success in managing the growth of acquired companies, achieving sustained profitability consistent with our expectations, establishing government and third-party payer reimbursement, and increases in the costs and time necessary to integrate acquired businesses into our operations successfully;

•	changes in our reporting units or in the structure of our business as a result of future reorganizations or divestitures of assets or businesses;

•	increases in our market-participant risk-adjusted WACC; and

•	declines in revenue as a result of loss of key members of our sales force and other key personnel.
Negative changes in one or more of these factors, among others, could result in additional impairment charges.
2011 Charge
Based on market information that became available to us toward the end of the first quarter of 2011, we concluded that there was a reduction in the estimated size of the U.S. ICD market, which led to lower projected U.S. CRM results compared to prior forecasts and created an indication of potential impairment of the goodwill balance attributable to our U.S. CRM business unit. Therefore, we performed an interim impairment test in accordance with U.S. GAAP and our accounting policies and recorded a non-deductible goodwill impairment charge of $697 million, on both a pre-tax and after-tax basis, associated with this business unit during the first quarter of 2011.
We used the income approach, specifically the discounted cash flow (DCF) method, to derive the fair value of the U.S. CRM reporting unit. We updated all aspects of the DCF model associated with the U.S. CRM business, including the amount and timing of future expected cash flows, terminal value growth rate and the appropriate market-participant risk-adjusted weighted average cost of capital (WACC) to apply.
As a result of physician reaction to study results published by the Journal of the American Medical Association regarding evidence-based guidelines for ICD implants and U.S. Department of Justice (DOJ) investigations into hospitals’ ICD implant practices and the expansion of Medicare recovery audits, among other factors, we estimated the U.S. CRM market would experience negative growth rates in 2011, as compared to 2010. Due to these estimated near-term market reductions, as well as the economic impact of physician alignment to hospitals, recent demographic information released by the American Heart Association indicating a lower prevalence of heart failure, and increased competitive and other pricing pressures, we lowered our estimated average U.S. CRM net sales growth rates within our 15-year DCF model from the mid-single digits to the low-single digits. Partially offsetting these factors were increased levels of profitability as a result of cost-reduction initiatives and process efficiencies within the U.S. CRM business. The impact of the reduction in the size of the U.S. ICD market, and the related reduction in our forecasted 2011 U.S. CRM net sales, as well as the change in our expected sales growth rates thereafter as a result of the trends noted above were the key factors contributing to the first quarter 2011 goodwill impairment charge.

2010 Charge

As a result of ship hold and product removal actions associated with our U.S. ICD and CRT-D products, which we announced on March 15, 2010, and the forecasted corresponding financial impact on our operations we concluded there was an indication of potential impairment of the goodwill balance attributable to our U.S. CRM reporting unit during the first quarter of 2010. Therefore, we performed an interim impairment test in accordance with U.S. GAAP and our accounting policies and recorded a non-deductible goodwill impairment charge of $1.817 billion, on both a pre-tax and after-tax basis, associated with our U.S. CRM reporting unit.
At the time we performed our 2010 interim goodwill impairment test, we estimated that our U.S. defibrillator market share would decrease approximately 400 basis points exiting 2010 as a result of the ship hold and product removal actions, as compared to our market share exiting 2009, and that these actions would negatively impact our 2010 U.S. CRM revenues by approximately $300 million. In addition, we expected that our on-going U.S. CRM net sales and profitability would likely continue to be adversely impacted as a result of the ship hold and product removal actions. Therefore, as a result of these product actions, as well as lower expectations of market growth in new areas and increased competitive and other pricing pressures, we lowered our estimated average U.S. CRM net sales growth rates within our 15-year discounted cash flow (DCF) model, as well as our terminal value growth rate, by approximately a couple of hundred basis points to derive the fair value of the U.S. CRM reporting unit. The reduction in our forecasted 2010 U.S. CRM net sales, the change in our expected sales growth rates thereafter and the reduction in profitability as a result of the recently enacted excise tax on medical device manufacturers were several key factors contributing to the impairment charge. Partially offsetting these factors was a 50 basis point reduction in our estimated market-participant risk-adjusted weighted-average cost of capital (WACC) used in determining our discount rate.
The following is a rollforward of accumulated goodwill write-offs by reportable segment:

	United			Inter-
(in millions)	States	EMEA	Japan	Continental	Total
Accumulated write-offs as of December 31, 2010	$(4,430)				$(4,430)
Goodwill written off	(697)				(697)
Accumulated write-offs as of December 31, 2011	$(5,127)				$(5,127)
Goodwill written off	(748)	(3,602)			(4,350)
Accumulated write-offs as of December 31, 2012	$(5,875)	$(3,602)			$(9,477)
Goodwill impairment charges do not impact our debt covenants or our cash flows, and are excluded by management for purposes of evaluating operating performance and assessing liquidity.
2013 Reorganization
We have reclassified previously reported 2010, 2011 and 2012 goodwill balances and activity by segment to be consistent with the new presentation. The following is a rollforward of our goodwill balance by global reportable segment:

(in millions)	Cardiovascular	Rhythm Management	MedSurg	Total
Balance as of December 31, 2010	$4,372	$2,342	$3,472	$10,186
Purchase price adjustments	(3)	(2)	11	6
Goodwill acquired	173	18	75	266
Goodwill written off	—	(697)	—	(697)
Balance as of December 31, 2011	$4,542	$1,661	$3,558	$9,761
Purchase price adjustments	—	(1)	—	(1)
Goodwill acquired	186	327	50	563
Goodwill written off	(1,479)	(1,410)	(1,461)	(4,350)
Balance as of December 31, 2012	$3,249	$577	$2,147	$5,973

The following is a rollforward of accumulated goodwill write-offs by global reportable segment:

(in millions)	Cardiovascular	Rhythm Management	MedSurg	Total
Accumulated write-offs as of December 31, 2010	$—	$(4,430)	$—	(4,430)
Goodwill written off	—	(697)	—	(697)
Accumulated write-offs as of December 31, 2011	$—	$(5,127)	—	$(5,127)
Goodwill written off	(1,479)	(1,410)	(1,461)	(4,350)
Accumulated write-offs as of December 31, 2012	$(1,479)	$(6,537)	$(1,461)	$(9,477)

Intangible Asset Impairment Charges
2012 Charges
During the third quarter of 2012, we performed our annual impairment test of all in-process research and development projects, and our indefinite lived core technology assets. Based on the results of our annual test, we recorded total impairment charges of $13 million ($10 million after-tax) to write-down the balances of certain in-process projects to their fair value. These charges were primarily due to increased expectations in the cost to bring an in-process project to market in a certain geographic region and lower future revenue expectations associated with an in-process project.

In-process research and development fair value is measured using projected revenues, projected expenses, discount rates, and probability of expected launch. The nonrecurring Level 3 fair value measurements of the impairment charges taken in the third quarter of 2012 included the following significant unobservable inputs:

Intangible Asset	Fair Value as of July 1, 2012	Valuation Technique	Unobservable Input	Range
In-Process R&D	$26 million	Income Approach - Excess Earnings Method	Discount Rate	20%-25%

During the third quarter of 2012, in conjunction with the interim goodwill impairment test of our U.S. CRM reporting unit, we performed an impairment analysis of the amortizable intangible assets allocated to our U.S. CRM reporting unit as of September 30, 2012 on an undiscounted cash flow basis, and concluded that these assets were not impaired. However, following the recent declines in our CRM projections, the recoverability of our CRM-related amortizable intangibles ($4.636 billion globally as of December 31, 2012) are sensitive to changes in future cash flow assumptions and our CRM business performance. The $4.636 billion of CRM-related amortizable intangibles are at higher risk of potential failure of the first step of the amortizable intangible recoverability test in future reporting periods. An impairment of a material portion of our CRM-related amortizable intangibles carrying value would occur if the second step of the amortizable intangible test is required in a future reporting period. See Goodwill Impairment Charges above for discussion of future events that could have a negative impact on the levels of excess fair value over carrying value of our reporting units and/or amortizable intangible assets.

During the second quarter of 2012, as a result of revised estimates developed in conjunction with our annual strategic planning process and annual goodwill impairment test, we performed an interim impairment test of our in-process research and development projects associated with our acquisition of Sadra Medical, Inc. Based on our impairment analysis, we revised our expectations of the required effort, time and cost involved in completing the in-process projects and bringing the related products to market. As a result of these changes, we recorded an impairment charge of $129 million ($110 million after-tax) to write-down the balance of these intangible assets to their fair value during the second quarter of 2012.

The nonrecurring Level 3 fair value measurements of the impairment charges taken in the second quarter of 2012 included the following significant unobservable inputs:

Intangible Asset	Fair Value as of April 1, 2012	Valuation Technique	Unobservable Input	Range
In-Process R&D	$184 million	Income Approach - Excess Earnings Method	Discount Rate	20%

2011 Charges
During the third quarter of 2011, we recorded a $9 million intangible asset impairment charge attributable to lower projected cash flows associated with certain technologies. During the second quarter of 2011, we recorded a $12 million intangible asset impairment charge associated with changes in the timing and amount of the expected cash flows related to certain purchased research and development projects.
2010 Charges
During the first quarter of 2010, due to lower than anticipated net sales of one of our Peripheral Interventions technology offerings, as well as changes in our expectations of future market acceptance of this technology, we lowered our sales forecasts associated with the product. In addition, during the third quarter of 2010, as part of our initiatives to reprioritize and diversify our product portfolio, we discontinued one of our internal research and development programs to focus on those with a higher likelihood of success. As a result of these factors, we tested the related intangible assets for impairment and recorded a $60 million charge in the first quarter of 2010 and a $5 million charge in the third quarter of 2010 to write down the balance of these intangible assets to their fair value.
The intangible asset category and associated write downs recorded in 2012, 2011 and 2010 were as follows:

	Year Ended December 31,
(in millions)	2012	2011	2010
Technology-related		$9	$65
Purchased research and development	$142	12	—
	$142	$21	$65

Estimated amortization expense for each of the five succeeding fiscal years based upon our intangible asset portfolio as of December 31, 2012 is as follows:

Estimated Amortization Expense
Fiscal Year	(in millions)

2013	$407
2014	424
2015	429
2016	428
2017	417

Our technology-related intangible assets that are not subject to amortization represent technical processes, intellectual property and/or institutional understanding acquired through business combinations that are fundamental to the on-going operations of our business and have no limit to their useful life. Our technology-related intangible assets that are not subject to amortization are comprised primarily of certain acquired stent and balloon technology, which is foundational to our continuing operations within the Cardiovascular market and other markets within interventional medicine. We assess our indefinite-lived intangible assets at least annually for impairment and reassess their classification as indefinite-lived assets. We assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that our indefinite-lived intangible assets are impaired. If we conclude that it is more likely than not that the asset is impaired, we then determine the fair value of the intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying value in accordance with ASC Topic 350, Intangibles-Goodwill and Other.

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
Derivative Instruments and Hedging Activities
We develop, manufacture and sell medical devices globally and our earnings and cash flows are exposed to market risk from changes in foreign currency exchange rates and interest rates. We address these risks through a risk management program that includes the use of derivative financial instruments, and operate the program pursuant to documented corporate risk management policies. We recognize all derivative financial instruments in our consolidated financial statements at fair value in accordance with ASC Topic 815, Derivatives and Hedging. In accordance with Topic 815, for those derivative instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship. Our derivative instruments do not subject our earnings or cash flows to material risk, as gains and losses on these derivatives generally offset losses and gains on the item being hedged. We do not enter into derivative transactions for speculative purposes and we do not have any non-derivative instruments that are designated as hedging instruments pursuant to Topic 815.
Currency Hedging
We are exposed to currency risk consisting primarily of foreign currency denominated monetary assets and liabilities, forecasted foreign currency denominated intercompany and third-party transactions and net investments in certain subsidiaries. We manage our exposure to changes in foreign currency exchange rates on a consolidated basis to take advantage of offsetting transactions. We use both derivative instruments (currency forward and option contracts), and non-derivative transactions (primarily European manufacturing and distribution operations) to reduce the risk that our earnings and cash flows associated with these foreign currency denominated balances and transactions will be adversely affected by foreign currency exchange rate changes.
Designated Foreign Currency Hedges
All of our designated currency hedge contracts outstanding as of December 31, 2012 and December 31, 2011 were cash flow hedges under Topic 815 intended to protect the U.S. dollar value of our forecasted foreign currency denominated transactions. We record the effective portion of any change in the fair value of foreign currency cash flow hedges in other comprehensive income (OCI) until the related third-party transaction occurs. Once the related third-party transaction occurs, we reclassify the effective portion of any related gain or loss on the foreign currency cash flow hedge to earnings. In the event the hedged forecasted transaction does not occur, or it becomes no longer probable that it will occur, we reclassify the amount of any gain or loss on the related cash flow hedge to earnings at that time. We had currency derivative instruments designated as cash flow hedges outstanding in the contract amount of $2.469 billion as of December 31, 2012 and $2.088 billion as of December 31, 2011.
We recognized net losses of $39 million during 2012 on our cash flow hedges, as compared to $95 million of net losses during 2011, and $30 million of net losses during 2010. All currency cash flow hedges outstanding as of December 31, 2012 mature within 36 months. As of December 31, 2012, $31 million of net gains, net of tax, were recorded in accumulated other comprehensive income (AOCI) to recognize the effective portion of the fair value of any currency derivative instruments that are, or previously were, designated as foreign currency cash flow hedges, as compared to net losses of $52 million as of December 31, 2011. As of December 31, 2012, $2 million of net losses, net of tax, may be reclassified to earnings within the next twelve months.
The success of our hedging program depends, in part, on forecasts of transaction activity in various currencies (primarily Japanese yen, Euro, British pound sterling, Australian dollar and Canadian dollar). We may experience unanticipated currency exchange gains or losses to the extent that there are differences between forecasted and actual activity during periods of currency volatility. In addition, changes in foreign currency exchange rates related to any unhedged transactions may impact our earnings and cash flows.
Non-designated Foreign Currency Contracts
We use currency forward contracts as a part of our strategy to manage exposure related to foreign currency denominated monetary assets and liabilities. These currency forward contracts are not designated as cash flow, fair value or net investment hedges under Topic 815; are marked-to-market with changes in fair value recorded to earnings; and are entered into for periods consistent with currency transaction exposures, generally less than one year. We had currency derivative instruments not designated as hedges under Topic 815 outstanding in the contract amount of $1.942 billion as of December 31, 2012 and $2.209 billion as of December 31, 2011.
Interest Rate Hedging
Our interest rate risk relates primarily to U.S. dollar borrowings, partially offset by U.S. dollar cash investments. We have historically used interest rate derivative instruments to manage our earnings and cash flow exposure to changes in interest rates by converting floating-rate debt into fixed-rate debt or fixed-rate debt into floating-rate debt.
We designate these derivative instruments either as fair value or cash flow hedges under Topic 815. We record changes in the value of fair value hedges in interest expense, which is generally offset by changes in the fair value of the hedged debt obligation. Interest payments made or received related to our interest rate derivative instruments are included in interest expense. We record the effective portion of any change in the fair value of derivative instruments designated as cash flow hedges as unrealized gains or losses in OCI, net of tax, until the hedged cash flow occurs, at which point the effective portion of any gain or loss is reclassified to earnings. We record the ineffective portion of our cash flow hedges in interest expense. In the event the hedged cash flow does not occur, or it becomes no longer probable that it will occur, we reclassify the amount of any gain or loss on the related cash flow hedge to interest expense at that time.
In the first quarter of 2011, we entered interest rate derivative contracts having a notional amount of $850 million to convert fixed-rate debt into floating-rate debt, which we designated as fair value hedges. We terminated these hedges during the third quarter of 2011 and received total proceeds of approximately $80 million, which included approximately $5 million of accrued interest receivable. We are amortizing the gains and losses of these derivative instruments upon termination into earnings over the term of the hedged debt. The carrying amount of certain of our senior notes included unamortized gains of $64 million as of December 31, 2012 and $73 million as of December 31, 2011, and unamortized losses of $3 million as of December 31, 2012 and $4 million as of December 31, 2011, related to the fixed-to-floating interest rate contracts. In addition, we had pre-tax net gains within AOCI related to terminated floating-to-fixed treasury locks of $4 million as of December 31, 2012 and $7 million as of December 31, 2011. The gains that we recognized in earnings related to previously terminated interest rate derivatives were $11 million in 2012 and were not material in 2011. As of December 31, 2012, $10 million of net gains may be reclassified to earnings within the next twelve months from amortization of our previously terminated interest rate derivative contracts.
Counterparty Credit Risk
We do not have significant concentrations of credit risk arising from our derivative financial instruments, whether from an individual counterparty or a related group of counterparties. We manage our concentration of counterparty credit risk on our derivative instruments by limiting acceptable counterparties to a diversified group of major financial institutions with investment grade credit ratings, limiting the amount of credit exposure to each counterparty, and by actively monitoring their credit ratings and outstanding fair values on an on-going basis. Furthermore, none of our derivative transactions are subject to collateral or other security arrangements and none contain provisions that are dependent on our credit ratings from any credit rating agency.
We also employ master netting arrangements that reduce our counterparty payment settlement risk on any given maturity date to the net amount of any receipts or payments due between us and the counterparty financial institution. Thus, the maximum loss due to credit risk by counterparty is limited to the unrealized gains in such contracts net of any unrealized losses should any of these counterparties fail to perform as contracted. Although these protections do not eliminate concentrations of credit risk, as a result of the above considerations, we do not consider the risk of counterparty default to be significant.
Fair Value of Derivative Instruments
The following presents the effect of our derivative instruments designated as cash flow hedges under Topic 815 on our accompanying consolidated statements of operations during 2012 and 2011 (in millions):

	Amount of Pre-tax Gain (Loss) Recognized in OCI (Effective Portion)	Amount of Pre-tax Gain (Loss) Reclassified from AOCI into Earnings (Effective Portion)	Location in Statement of Operations
Year Ended December 31, 2012
Interest rate hedge contracts		$2	Interest expense
Currency hedge contracts	$95	(39)	Cost of products sold
	$95	$(37)
Year Ended December 31, 2011
Interest rate hedge contracts		$1	Interest expense
Currency hedge contracts	$(66)	(95)	Cost of products sold
	$(66)	$(94)

The amount of gain (loss) recognized in earnings related to the ineffective portion of our hedging relationships was de minimus in 2012. In 2011, we recognized a $5 million gain related to the ineffective portion of hedging relationships.

Net gains and losses on currency hedge contracts not designated as hedging instruments were offset by net losses and gains from foreign currency transaction exposures, as shown in the following table:

in millions	Year Ended			Location in Statement of Operations
	December 31,
	2012	2011	2010
Gain (loss) on currency hedge contracts	$23	$12	$(77)	Other, net
Gain (loss) on foreign currency transaction exposures	(41)	(24)	68	Other, net
Net foreign currency gain (loss)	$(18)	$(12)	$(9)

Topic 815 requires all derivative instruments to be recognized at their fair values as either assets or liabilities on the balance sheet. We determine the fair value of our derivative instruments using the framework prescribed by ASC Topic 820, Fair Value Measurements and Disclosures, by considering the estimated amount we would receive or pay to transfer these instruments at the reporting date and by taking into account current interest rates, foreign currency exchange rates, the creditworthiness of the counterparty for assets, and our creditworthiness for liabilities. In certain instances, we may utilize financial models to measure fair value. Generally, we use inputs that include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; other observable inputs for the asset or liability; and inputs derived principally from, or corroborated by, observable market data by correlation or other means. As of December 31, 2012, we have classified all of our derivative assets and liabilities within Level 2 of the fair value hierarchy prescribed by Topic 820, as discussed below, because these observable inputs are available for substantially the full term of our derivative instruments.
The following are the balances of our derivative assets and liabilities as of December 31, 2012 and December 31, 2011:

		As of
		December 31,	December 31,
(in millions)	Location in Balance Sheet (1)	2012	2011
Derivative Assets:
Designated Hedging Instruments
Currency hedge contracts	Prepaid and other current assets	$25	$31
Currency hedge contracts	Other long-term assets	63	20
		88	51
Non-Designated Hedging Instruments
Currency hedge contracts	Prepaid and other current assets	33	36
Total Derivative Assets		$121	$87

Derivative Liabilities:
Designated Hedging Instruments
Currency hedge contracts	Other current liabilities	$20	$69
Currency hedge contracts	Other long-term liabilities	10	49
		30	118
Non-Designated Hedging Instruments
Currency hedge contracts	Other current liabilities	27	13
Total Derivative Liabilities		$57	$131

(1)	We classify derivative assets and liabilities as current when the remaining term of the derivative contract is one year or less.

Other Fair Value Measurements
Recurring Fair Value Measurements
On a recurring basis, we measure certain financial assets and financial liabilities at fair value based upon quoted market prices, where available. Where quoted market prices or other observable inputs are not available, we apply valuation techniques to estimate fair value. Topic 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The categorization of financial assets and financial liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy are defined as follows:

•	Level 1 – Inputs to the valuation methodology are quoted market prices for identical assets or liabilities.

•	Level 2 – Inputs to the valuation methodology are other observable inputs, including quoted market prices for similar assets or liabilities and market-corroborated inputs.

•
Level 3 – Inputs to the valuation methodology are unobservable inputs based on management’s best estimate of inputs market participants would use in pricing the asset or liability at the measurement date, including assumptions about risk.

Assets and liabilities measured at fair value on a recurring basis consist of the following as of December 31, 2012 and December 31, 2011:

	As of December 31, 2012				As of December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets
Money market and government funds	$39			$39	$78			$78
Currency hedge contracts		$121		121		$87		87
	$39	$121		$160	$78	$87		$165
Liabilities
Currency hedge contracts		$57		$57		$131		$131
Accrued contingent consideration			$663	663			$358	358
		$57	$663	$720		$131	$358	$489

Our investments in money market and government funds are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices. These investments are classified as cash and cash equivalents within our accompanying consolidated balance sheets, in accordance with U.S. GAAP and our accounting policies.

In addition to $39 million invested in money market and government funds as of December 31, 2012, we had $168 million in interest bearing and non-interest bearing bank accounts. In addition to $78 million invested in money market and government funds as of December 31, 2011, we had $88 million in short-term time deposits and $101 million in interest bearing and non-interest bearing bank accounts.
Our recurring fair value measurements using significant unobservable inputs (Level 3) relate solely to our contingent consideration liability. Refer to Note B - Acquisitions for a discussion of the changes in the fair value of our contingent consideration liability.

Non-Recurring Fair Value Measurements
We hold certain assets and liabilities that are measured at fair value on a non-recurring basis in periods subsequent to initial recognition. The fair value of a cost method investment is not estimated if there are no identified events or changes in circumstances that may have a significant adverse effect on the fair value of the investment. The aggregate carrying amount of our cost method investments was $13 million as of December 31, 2012 and $16 million as of December 31, 2011.
During 2012 and 2011, we recorded losses of $4.492 billion and $718 million, respectively, to adjust our goodwill and certain other intangible asset balances to their fair value. Refer to Note D - Goodwill and Other Intangible Assets, for further detailed information related to these charges and significant unobservable inputs.
The fair value of our outstanding debt obligations was $4.793 billion as of December 31, 2012 and $4.649 billion as of December 31, 2011, which was determined by using primarily quoted market prices for our publicly-registered senior notes, classified as Level 1 within the fair value hierarchy. Refer to Note F – Borrowings and Credit Arrangements for a discussion of our debt obligations.

Borrowings and Credit Arrangements	12 Months Ended
Dec. 31, 2012
Borrowings and Credit Arrangements [Abstract]
BORROWINGS AND CREDIT ARRANGEMENTS
BORROWINGS AND CREDIT ARRANGEMENTS
We had total debt of $4.256 billion as of December 31, 2012 and $4.261 billion as of December 31, 2011. In 2012, no prepayments were made on our senior notes. During 2011, we prepaid the remaining $1.0 billion of our term loan and paid $250 million of our senior notes at maturity.
The debt maturity schedule for the significant components of our debt obligations as of December 31, 2012 is as follows:

(in millions)	2013	2014	2015	2016	2017	Thereafter	Total
Senior notes		$600	$1,250	$600	$250	$1,500	$4,200
		$600	$1,250	$600	$250	$1,500	$4,200

Note:	The table above does not include unamortized discounts associated with our senior notes, or amounts related to interest rate contracts used to hedge the fair value of certain of our senior notes.

Term Loan and Revolving Credit Facility
During 2011, we prepaid the remaining $1.0 billion of our term loan maturities without premium or penalty.
In the second quarter of 2012, we established a $2.0 billion revolving credit facility, maturing in April 2017, with a global syndicate of commercial banks and terminated our previous revolving credit facility. Eurodollar and multicurrency loans under the new revolving credit facility bear interest at LIBOR plus an interest margin of between 0.875 percent and 1.475 percent, based on our corporate credit ratings and consolidated leverage ratio (1.275 percent, as of December 31, 2012). In addition, we are required to pay a facility fee based on our credit ratings, consolidated leverage ratio, and the total amount of revolving credit commitments, regardless of usage, under the agreement (0.225 percent, as of December 31, 2012). There were no amounts borrowed under our revolving credit facility as of December 31, 2012 or December 31, 2011.
As of December 31, 2012, we had outstanding letters of credit of $94 million, as compared to $128 million as of December 31, 2011, which consisted primarily of bank guarantees and collateral for workers' compensation insurance arrangements. As of December 31, 2012 and 2011, none of the beneficiaries had drawn upon the letters of credit or guarantees; accordingly, we have not recognized a related liability for our outstanding letters of credit in our consolidated balance sheets as of December 31, 2012 or 2011. We believe we will generate sufficient cash from operations to fund these payments and intend to fund these payments without drawing on the letters of credit.
Our revolving credit facility agreement requires that we maintain certain financial covenants, as follows:

	Covenant Requirement	December 31, 2012
Maximum leverage ratio (1)	3.5 times	2.4 times
Minimum interest coverage ratio (2)	3.0 times	6.9 times

(1)	Ratio of total debt to consolidated EBITDA, as defined by the credit agreement, for the preceding four consecutive fiscal quarters.

(2)	Ratio of consolidated EBITDA, as defined by the credit agreement, to interest expense for the preceding four consecutive fiscal quarters.
The credit agreement provides for an exclusion from the calculation of consolidated EBITDA, as defined by the agreement, through the credit agreement maturity, of up to $500 million in restructuring charges and restructuring-related expenses related to our current or future restructuring plans. As of December 31, 2012, we had $357 million of the combined restructuring charge exclusion remaining. Any non-cash charges, as defined by the agreement, are excluded from the calculation of consolidated EBITDA. In addition, any cash litigation payments, as defined by the agreement, are excluded from the calculation of consolidated EBITDA and any new debt issued to fund any tax deficiency payments is excluded from consolidated total debt, as defined in the agreement, provided that the sum of any excluded cash litigation payments and any new debt issued to fund any tax deficiency payments shall not exceed $2.3 billion in the aggregate. As of December 31, 2012, we had $2.271 billion of the combined legal and debt exclusion remaining. As of and through December 31, 2012, we were in compliance with the required covenants.
Any inability to maintain compliance with these covenants could require us to seek to renegotiate the terms of our credit facilities or seek waivers from compliance with these covenants, both of which could result in additional borrowing costs. Further, there can be no assurance that our lenders would grant such waivers.
Senior Notes

We had senior notes outstanding of $4.200 billion as of December 31, 2012 and $4.200 billion as of December 31, 2011. These notes are publicly registered securities, are redeemable prior to maturity and are not subject to any sinking fund requirements. Our senior notes are unsecured, unsubordinated obligations and rank on a parity with each other. These notes are effectively junior to borrowings under our credit and security facility and liabilities of our subsidiaries. In January 2011, we paid $250 million of our senior notes at maturity. Our senior notes consist of the following as of December 31, 2012:

	Amount (in millions)	Issuance Date	Maturity Date	Semi-annual Coupon Rate
June 2014 Notes	$600	June 2004	June 2014	5.450%
January 2015 Notes	850	December 2009	January 2015	4.500%
November 2015 Notes	400	November 2005	November 2015	5.500%
June 2016 Notes	600	June 2006	June 2016	6.400%
January 2017 Notes	250	November 2004	January 2017	5.125%
January 2020 Notes	850	December 2009	January 2020	6.000%
November 2035 Notes	350	November 2005	November 2035	6.250%
January 2040 Notes	300	December 2009	January 2040	7.375%
	$4,200

Our $2.0 billion of senior notes issued in 2009 contain a change-in-control provision, which provides that each holder of the senior notes may require us to repurchase all or a portion of the notes at a price equal to 101 percent of the aggregate repurchased principal, plus accrued and unpaid interest, if a rating event, as defined in the indenture, occurs as a result of a change-in-control, as defined in the indenture. Any other credit rating changes may impact our borrowing cost, but do not require us to repay any borrowings.

The interest rate payable on our November 2015 Notes is currently 6.25 percent and the interest rate payable on our November 2035 Notes is currently 7.00 percent. Corporate credit rating improvements may result in a decrease in the adjusted interest rate on our November 2015 and November 2035 Notes to the extent that our lowest credit rating is above BBB- or Baa3. The interest rates on our November 2015 and November 2035 Notes will be permanently reinstated to the issuance rate if the lowest credit ratings assigned to these senior notes is either A- or A3 or higher.
Other Arrangements
We also maintain a $350 million credit and security facility secured by our U.S. trade receivables. In June 2012, we extended the maturity of this facility to June 2013, subject to further extension. There were no amounts borrowed under this facility as of December 31, 2012 or December 31, 2011.
In addition, we have accounts receivable factoring programs in certain European countries that we account for as sales under ASC Topic 860, Transfers and Servicing. These agreements provide for the sale of accounts receivable to third parties, without recourse, of up to approximately $300 million as of December 31, 2012. We have no retained interests in the transferred receivables, other than collection and administrative responsibilities and, once sold, the accounts receivable are no longer available to satisfy creditors in the event of bankruptcy. We de-recognized $191 million of receivables as of December 31, 2012 at an average interest rate of 1.6 percent, and $390 million as of December 31, 2011 at an average interest rate of 3.3 percent. The European sovereign debt crisis may impact our future ability to transfer receivables to third parties in certain Southern European countries. Third parties such as banks offering factoring programs in these countries are looking to reduce their exposure levels to government owned or supported debt. This could result in terminations of, or changes to the costs or credit limits of our existing factoring programs.
In addition, we have uncommitted credit facilities with a commercial Japanese bank that provide for borrowings, promissory notes discounting and receivables factoring of up to 18.5 billion Japanese yen (translated to approximately $214 million as of December 31, 2012). We de-recognized $182 million of notes receivable as of December 31, 2012 at an average interest rate of 1.6 percent and $188 million of notes receivable as of December 31, 2011 at an average interest rate of 1.7 percent. De-recognized accounts and notes receivable are excluded from trade accounts receivable, net in the accompanying consolidated balance sheets.

Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
LEASES
Rent expense amounted to $80 million in 2012, $90 million in 2011 and $92 million in 2010.
Our obligations under noncancelable capital leases were not material as of December 31, 2012 and 2011.
Future minimum rental commitments as of December 31, 2012 under other noncancelable lease agreements are as follows (in millions):

2013	$69
2014	50
2015	40
2016	33
2017	23
Thereafter	44

$259

Restructuring Related Activities	12 Months Ended
Dec. 31, 2012
Restructuring Charges [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING-RELATED ACTIVITIES
On an on-going basis, we monitor the dynamics of the economy, the healthcare industry, and the markets in which we compete; and we continue to assess opportunities for improved operational effectiveness and efficiency, and better alignment of expenses with revenues, while preserving our ability to make the investments in research and development projects, capital and our people that are essential to our long-term success. As a result of these assessments, we have undertaken various restructuring initiatives in order to enhance our growth potential and position us for long-term success. These initiatives are described below.
2011 Restructuring Plan
On July 26, 2011, our Board of Directors approved, and we committed to, a restructuring initiative (the 2011 Restructuring plan) designed to strengthen operational effectiveness and efficiencies, increase competitiveness and support new investments, thereby increasing shareholder value. Key activities under the plan include standardizing and automating certain processes and activities; relocating select administrative and functional activities; rationalizing organizational reporting structures; leveraging preferred vendors; and other efforts to eliminate inefficiency. Among these efforts, we are expanding our ability to deliver best-in-class global shared services for certain functions and divisions at several locations in emerging markets. This action is intended to enable us to grow our global commercial presence in key geographies and take advantage of many cost-reducing and productivity-enhancing opportunities. In addition, we are undertaking efforts to streamline various corporate functions, eliminate bureaucracy, increase productivity and better align corporate resources to our key business strategies. On January 25, 2013, our Board of Directors approved, and we committed to, an expansion of the 2011 restructuring program (the Expansion). The Expansion is intended to further strengthen our operational effectiveness and efficiencies and support new investments, which we expect to increase stockholder value. Activities under the 2011 Restructuring plan were initiated in the third quarter of 2011 and all activities, including those related to the Expansion, are expected to be substantially complete by the end of 2013.
We estimate that the 2011 Restructuring plan, including the Expansion, will result in total pre-tax charges of approximately $300 million to $355 million, and that approximately $270 million to $300 million of these charges will result in future cash outlays, of which we have made payments of $128 million to date. We have recorded related costs of $184 million since the inception of the plan, and are recording a portion of these expenses as restructuring charges and the remaining portion through other lines within our consolidated statements of operations.
The following provides a summary of our expected total costs associated with the plan by major type of cost:

Type of cost	Total estimated amount expected to be incurred
Restructuring charges:
Termination benefits	$185 million to $210 million
Other (1)	$70 million to $90 million
Restructuring-related expenses:
Other (2)	$45 million to $55 million
$300 million to $355 million

(1)	Includes primarily consulting fees, fixed asset write-offs and costs associated with contractual cancellations.

(2)	Comprised of other costs directly related to the 2011 Restructuring plan, including the Expansion, such as program management, accelerated depreciation, retention and infrastructure-related costs.
2010 Restructuring Plan
On February 6, 2010, our Board of Directors approved, and we committed to, a series of management changes and restructuring initiatives (the 2010 Restructuring plan) designed to focus our business, drive innovation, accelerate profitable revenue growth and increase both accountability and shareholder value. Key activities under the plan included the restructuring of certain of our businesses and corporate functions; the re-alignment of our international structure to reduce our administrative costs and invest in expansion opportunities including significant investments in emerging markets; and the re-prioritization and diversification of our product portfolio. Activities under the 2010 Restructuring plan were initiated in the first quarter of 2010 and were complete by the end of 2012.
The execution of the 2010 Restructuring plan resulted in total pre-tax charges of $160 million, and required cash outlays of $145 million, of which we have made payments of $144 million to date. We have recorded a portion of these expenses as restructuring charges and the remaining portion through other lines within our consolidated statements of operations.
The following provides a summary of our costs associated with the plan by major type of cost:

Type of cost	Total amount incurred
Restructuring charges:
Termination benefits	$90 million
Fixed asset write-offs	$11 million
Other (1)	$51 million
Restructuring-related expenses:
Other (2)	$8 million
$160 million

(1)	Includes primarily consulting fees and costs associated with contractual cancellations.

(2)	Comprised of other costs directly related to the 2010 Restructuring plan, including accelerated depreciation and infrastructure-related costs.
Plant Network Optimization Program
In January 2009, our Board of Directors approved, and we committed to, a Plant Network Optimization program, intended to simplify our manufacturing plant structure by transferring certain production lines among facilities and by closing certain other facilities. The program was a complement to our 2007 Restructuring plan and was intended to improve overall gross profit margins. Activities under the Plant Network Optimization program were initiated in the first quarter of 2009 and were substantially completed during 2012.
We expect that the execution of the Plant Network Optimization program will result in total pre-tax charges of approximately $132 million to $135 million, and that approximately $105 million to $110 million of these charges will result in cash outlays, of which we have made payments of $102 million to date. We have recorded related costs of $132 million since the inception of the plan, and have recorded a portion of these expenses as restructuring charges and the remaining portion through cost of products sold within our consolidated statements of operations.
The following provides a summary of our estimates of costs associated with the Plant Network Optimization program by major type of cost:

Type of cost	Total estimated amount expected to be incurred
Restructuring charges:
Termination benefits	$36 million

Restructuring-related expenses:
Accelerated depreciation	$22 million
Transfer costs (1)	$74 million to $77 million
$132 million to $135 million

(1)	Consists primarily of costs to transfer product lines among facilities, including costs of transfer teams, freight, idle facility and product line validations.
In aggregate, we recorded restructuring charges pursuant to our restructuring plans of $136 million during 2012, $89 million during 2011, and $116 million during 2010. In addition, we recorded expenses within other lines of our accompanying consolidated statements of operations related to our restructuring initiatives of $24 million during 2012, $40 million during 2011, and $53 million during 2010.
The following presents these costs by major type and line item within our accompanying consolidated statements of operations, as well as by program:

Year Ended December 31, 2012
(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
Restructuring charges	$79			$14	$43	$136
Restructuring-related expenses:
Cost of products sold			$8			8
Selling, general and administrative expenses		$2			14	16
	—	2	8	—	14	24
	$79	$2	$8	$14	$57	$160

(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
2011 Restructuring plan	$78	$2		$14	$55	$149
2010 Restructuring plan	1				2	3
Plant Network Optimization program			$8			8
	$79	$2	$8	$14	$57	$160

Year Ended December 31, 2011
(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
Restructuring charges	$55				$34	$89
Restructuring-related expenses:
Cost of products sold		$9	$27			36
Selling, general and administrative expenses					4	4
	—	9	27	—	4	40
	$55	$9	$27	$—	$38	$129

(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
2011 Restructuring plan	$21				$14	$35
2010 Restructuring plan	24	$1			24	49
Plant Network Optimization program	10	8	$27			45
	$55	$9	$27	$—	$38	$129

Year Ended December 31, 2010
(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
Restructuring charges	$70			$11	$35	$116
Restructuring-related expenses:
Cost of products sold		$7	$41			48
Selling, general and administrative expenses					5	5
		7	41		5	53
	$70	$7	$41	$11	$40	$169

(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
2010 Restructuring plan	$66			$11	$33	$110
Plant Network Optimization program	4	$7	$28			39
2007 Restructuring plan			13		7	20
	$70	$7	$41	$11	$40	$169

Termination benefits represent amounts incurred pursuant to our on-going benefit arrangements and amounts for “one-time” involuntary termination benefits, and have been recorded in accordance with ASC Topic 712, Compensation – Non-retirement Postemployment Benefits and ASC Topic 420, Exit or Disposal Cost Obligations. We expect to record additional termination benefits related to our restructuring initiatives in 2013 when we identify with more specificity the job classifications, functions and locations of the remaining head count to be eliminated. Other restructuring costs, which represent primarily consulting fees, are being recorded as incurred in accordance with ASC Topic 420. Accelerated depreciation is being recorded over the adjusted remaining useful life of the related assets, and production line transfer costs are being recorded as incurred.
We have incurred cumulative restructuring charges related to our 2011 Restructuring plan, 2010 Restructuring plan and Plant Network Optimization program of $355 million and restructuring-related costs of $125 million since we committed to each plan. The following presents these costs by major type and by plan:

(in millions)	2011 Restructuring plan	2010 Restructuring plan	Plant Network Optimization	Total
Termination benefits	$99	$90	$36	$225
Fixed asset write-offs	14	11		25
Other	54	51		105
Total restructuring charges	167	152	36	355
Accelerated depreciation	2		22	24
Transfer costs			74	74
Other	15	8		23
Restructuring-related expenses	17	8	96	121
	$184	$160	$132	$476

We made cash payments of $149 million in 2012 associated with restructuring initiatives pursuant to these plans, and have made total cash payments of $375 million related to our 2011 Restructuring plan, 2010 Restructuring plan and Plant Network Optimization program since committing to each plan. Each of these payments was made using cash generated from operations, and are comprised of the following:

(in millions)	2011 Restructuring plan	2010 Restructuring plan	Plant Network Optimization	Total
Year Ended December 31, 2012
Termination benefits	$60	$4	$24	$88
Transfer costs			8	8
Other	53			53
	$113	$4	$32	$149

Program to Date
Termination benefits	$63	$89	$29	$181
Transfer costs			73	73
Other	65	56		121
	$128	$145	$102	$375
We also made cash payments of $5 million during 2012 associated with our 2007 Restructuring plan and have made total cash payments of approximately $375 million related to the 2007 Restructuring plan since committing to the plan in the fourth quarter of 2007.
Our restructuring liability is primarily comprised of accruals for termination benefits. The following is a rollforward of the termination benefit liability associated with our 2011 Restructuring plan, 2010 Restructuring plan and Plant Network Optimization program, since the inception of the respective plan, which is reported as a component of accrued expenses included in our accompanying consolidated balance sheets:

	Restructuring Plan Termination Benefits
			Plant Network
(in millions)	2011	2010	Optimization	Total
Accrued as of December 31, 2009			$22	$22
Charges		$66	4	70
Cash payments		(45)		(45)
Accrued as of December 31, 2010		21	26	47
Charges	$21	24	10	55
Cash payments	(3)	(39)	(3)	(45)
Accrued as of December 31, 2011	18	6	33	57
Charges	78	1	—	79
Cash payments	(60)	(4)	(24)	(88)
Accrued as of December 31, 2012	$36	$3	$9	$48

In addition to our accrual for termination benefits, we had a $5 million liability as of December 31, 2012 and a $3 million liability as of December 31, 2011 for other restructuring-related items.

Supplemental Balance Sheet Information	12 Months Ended
Dec. 31, 2012
Supplemental Balance Sheet Information [Abstract]
SUPPLEMENTAL BALANCE SHEET INFORMATION
SUPPLEMENTAL BALANCE SHEET INFORMATION
Components of selected captions in our accompanying consolidated balance sheets are as follows:
Trade accounts receivable, net

	As of
(in millions)	December 31, 2012	December 31, 2011
Accounts receivable	$1,336	$1,362
Less: allowance for doubtful accounts	(88)	(81)
Less: allowance for sales returns	(31)	(35)
	$1,217	$1,246

The following is a rollforward of our allowance for doubtful accounts for 2012, 2011 and 2010:

	Year Ended December 31,
(in millions)	2012	2011	2010
Beginning balance	$81	$83	$71
Net charges to expenses	14	11	27
Utilization of allowances	(7)	(13)	(15)
Ending balance	$88	$81	$83

During the first quarter of 2011, we reversed $20 million of previously established allowances for doubtful accounts against long-outstanding receivables in Greece. These receivables had previously been fully reserved as we had determined that they had a high risk of being uncollectible due to the economic situation in Greece. During the first quarter of 2011, the Greek government converted these receivables into bonds, which we were able to monetize, reducing our allowance for doubtful accounts as a credit to selling, general and administrative expenses.
Inventories

	As of
(in millions)	December 31, 2012	December 31, 2011
Finished goods	$598	$637
Work-in-process	70	71
Raw materials	216	223
	$884	$931

Property, plant and equipment, net

	As of
(in millions)	December 31, 2012	December 31, 2011
Land	$81	$111
Buildings and improvements	873	923
Equipment, furniture and fixtures	2,348	1,919
Capital in progress	218	230
	3,520	3,183
Less: accumulated depreciation	1,956	1,513
	$1,564	$1,670

Accrued expenses

	As of
(in millions)	December 31, 2012	December 31, 2011
Legal reserves	$100	$129
Payroll and related liabilities	452	466
Accrued contingent consideration	120	37
Other	612	695
	$1,284	$1,327

Other long-term liabilities

	As of
(in millions)	December 31, 2012	December 31, 2011
Legal reserves	$391	$170
Accrued income taxes	1,215	1,095
Accrued contingent consideration	543	321
Other long-term liabilities	398	422
	$2,547	$2,008

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Expense (Benefit) [Abstract]
INCOME TAXES
INCOME TAXES
Our income (loss) before income taxes consisted of the following:

	Year Ended December 31,
(in millions)	2012	2011	2010
Domestic	$(1,265)	$(437)	$(1,910)
Foreign	(2,842)	1,079	847
	$(4,107)	$642	$(1,063)

The related provision (benefit) for income taxes consisted of the following:

	Year Ended December 31,
(in millions)	2012	2011	2010
Current
Federal	$33	$45	$(83)
State		8	9
Foreign	139	91	125
	172	144	51

Deferred
Federal	(204)	86	(25)
State	(7)	(8)	(4)
Foreign		(21)	(20)
	(211)	57	(49)
	$(39)	$201	$2

The reconciliation of income taxes at the federal statutory rate to the actual provision (benefit) for income taxes is as follows:

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory income tax rate	(35.0)%	35.0%	(35.0)%
State income taxes, net of federal benefit	(0.2)%	0.5%	0.3%
State law changes on deferred tax		(1.2)%
Effect of foreign taxes	(3.7)%	(63.7)%	(20.4)%
Non-deductible acquisition expenses		(1.9)%
Research credit		(3.4)%	(6.0)%
Valuation allowance	0.3%	(2.9)%	2.5%
Divestitures		25.4%
Goodwill impairment charges	36.4%	38.0%	59.8%
Non-deductible expenses	0.1%	5.7%	1.8%
Other, net	1.1%	(0.2)%	(2.8)%
	(1.0)%	31.3%	0.2%

We had net deferred tax liabilities of $1.237 billion as of December 31, 2012 and $1.379 billion as of December 31, 2011. Gross deferred tax liabilities of $2.310 billion as of December 31, 2012 and $2.373 billion as of December 31, 2011 relate primarily to intangible assets acquired in connection with our prior acquisitions. Gross deferred tax assets of $1.073 billion as of December 31, 2012 and $994 million as of December 31, 2011 relate primarily to the establishment of inventory and product-related reserves; litigation, product liability and other reserves and accruals; stock-based compensation; net operating loss carryforwards and tax credit carryforwards; and the federal benefit of uncertain tax positions. In light of our historical financial performance and the extent of our deferred tax liabilities, we believe we will recover substantially all of these assets.

We reduce our deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that we will not realize some portion or all of the deferred tax assets. We consider relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes our financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities and tax carrybacks, as well as an evaluation of currently available information about future years.
Significant components of our deferred tax assets and liabilities are as follows:

	As of December 31,
(in millions)	2012	2011
Deferred Tax Assets:
Inventory costs, intercompany profit and related reserves	$136	$181
Tax benefit of net operating loss and credits	497	440
Reserves and accruals	300	232
Restructuring-related charges and purchased research and development	13	20
Litigation and product liability reserves	48	53
Unrealized gains and losses on derivative financial instruments		22
Investment write-down	13	38
Stock-based compensation	171	219
Federal benefit of uncertain tax positions	157	141
Other	54	10
	1,389	1,356
Less valuation allowance	(316)	(362)
	1,073	994
Deferred Tax Liabilities:
Property, plant and equipment	101	118
Unrealized gains and losses on derivative financial instruments	21
Intangible assets	2,187	2,241
Other	1	14
	2,310	2,373
Net Deferred Tax Liabilities	$1,237	$1,379

Our deferred tax assets and liabilities are included in the following locations within our accompanying consolidated balance sheets (in millions):

	Location in	As of December 31,
Component	Balance Sheet	2012	2011
Current deferred tax asset	Deferred income taxes	$433	$458
Non-current deferred tax asset	Other long-term assets	54	31
Deferred Tax Assets		487	489
Current deferred tax liability	Other current liabilities	11	3
Non-current deferred tax liability	Deferred income taxes	1,713	1,865
Deferred Tax Liabilities		1,724	1,868
Net Deferred Tax Liabilities		$1,237	$1,379

As of December 31, 2012, we had U.S. tax net operating loss carryforwards, capital loss and tax credits, the tax effect of which was $184 million, as compared to $69 million as of December 31, 2011. In addition, we had foreign tax net operating loss carryforwards and tax credits, the tax effect of which was $341 million as of December 31, 2012, as compared to $371 million as of December 31, 2011. These tax attributes will expire periodically beginning in 2013. After consideration of all positive and negative evidence, we believe that it is more likely than not that a portion of the deferred tax assets will not be realized. As a result, we established a valuation allowance of $316 million as of December 31, 2012 and $362 million as of December 31, 2011. The decrease in the valuation allowance as of December 31, 2012, as compared to December 31, 2011, is attributable primarily to foreign net operating losses written off during the year, offset by a change in judgment related to expected ability to realize certain deferred tax assets. The income tax impact of the unrealized gain or loss component of other comprehensive income was a charge of $43 million in 2012, benefit of $1 million in 2011, and a benefit of $16 million in 2010.
We do not provide income taxes on unremitted earnings of our foreign subsidiaries where we have indefinitely reinvested such earnings in our foreign operations. We do not believe it is practical to estimate the amount of income taxes payable on the earnings that are indefinitely reinvested in foreign operations. Unremitted earnings of our foreign subsidiaries that we have indefinitely reinvested in foreign operations were $11.041 billion as of December 31, 2012 and $10.346 billion as of December 31, 2011.

As of December 31, 2012, we had $1.052 billion of gross unrecognized tax benefits, of which a net $902 million, if recognized, would affect our effective tax rate. As of December 31, 2011, we had $987 million of gross unrecognized tax benefits, of which a net $847 million, if recognized, would affect our effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
		(restated)
Beginning Balance	$987	$965	$1,038
Additions based on positions related to the current year	54	104	55
Additions based on positions related to prior years	43	8	44
Reductions for tax positions of prior years	(27)	(72)	(124)
Settlements with taxing authorities	(1)	(3)	(35)
Statute of limitation expirations	(4)	(15)	(13)
Ending Balance	$1,052	$987	$965

We are subject to U.S. Federal income tax as well as income tax of multiple state and foreign jurisdictions. We have concluded all U.S. federal income tax matters through 2000 and substantially all material state, local and foreign income tax matters through 2001.
We have received Notices of Deficiency from the IRS reflecting proposed audit adjustments for Guidant Corporation for its 2001 through 2006 tax years and Boston Scientific Corporation for its 2006 and 2007 tax years. Subsequent to issuing these Notices, the IRS conceded a portion of its original assessment. The total incremental tax liability now asserted by the IRS for the applicable periods is $1.162 billion plus interest. The primary issue in dispute for all years is the transfer pricing in connection with the technology license agreements between domestic and foreign subsidiaries of Guidant. In addition, the IRS has proposed adjustments in connection with the financial terms of our Transaction Agreement with Abbott Laboratories pertaining to the sale of Guidant's vascular intervention business to Abbott in April 2006. We do not agree with the transfer pricing methodologies applied by the IRS or its resulting assessment and we believe that the IRS has exceeded its authority by attempting to adjust the terms of our negotiated third-party agreement with Abbott. In addition, we believe that the IRS positions with regard to these matters are inconsistent with the applicable tax laws and the existing Treasury regulations.
We believe we have meritorious defenses for our tax filings and we have filed, or will timely file, petitions with the U.S. Tax Court contesting the Notices of Deficiency for the tax years in challenge. No payments on the net assessment would be required until the dispute is definitively resolved, which, based on experiences of other companies, could take several years. We believe that our income tax reserves associated with these matters are adequate and the final resolution will not have a material impact on our financial condition or results of operations. However, final resolution is uncertain and could have a material impact on our financial condition or results of operations.

We recognize interest and penalties related to income taxes as a component of income tax expense. We had $364 million accrued for gross interest and penalties as of December 31, 2012 and $313 million as of December 31, 2011. The increase in gross interest and penalties was the result of $51 million recognized in our consolidated statements of operations. We recognized $34 million of interest and penalties related to income taxes in 2012, released $18 million in 2011 and recognized $14 million in 2010.
It is reasonably possible that within the next 12 months we will resolve multiple issues including transfer pricing and transactional related issues with foreign, federal and state taxing authorities, in which case we could record a reduction in our balance of unrecognized tax benefits of up to $20 million

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The medical device market in which we primarily participate is largely technology driven. As a result, intellectual property rights, particularly patents and trade secrets, play a significant role in product development and differentiation. Over the years, there has been litigation initiated against us by others, including our competitors, claiming that our current or former product offerings infringe patents owned or licensed by them. Intellectual property litigation is inherently complex and unpredictable. In addition, competing parties frequently file multiple suits to leverage patent portfolios across product lines, technologies and geographies and to balance risk and exposure between the parties. In some cases, several competitors are parties in the same proceeding, or in a series of related proceedings, or litigate multiple features of a single class of devices. These forces frequently drive settlement not only for individual cases, but also for a series of pending and potentially related and unrelated cases. Although monetary and injunctive relief is typically sought, remedies and restitution are generally not determined until the conclusion of the trial court proceedings and can be modified on appeal. Accordingly, the outcomes of individual cases are difficult to time, predict or quantify and are often dependent upon the outcomes of other cases in other geographies.

During recent years, we successfully negotiated closure of several long-standing legal matters and recently received favorable legal rulings in several other matters; however, there continues to be outstanding intellectual property litigation particularly in the coronary stent market. Adverse outcomes in one or more of these matters could have a material adverse effect on our ability to sell certain products and on our operating margins, financial position, results of operations and/or liquidity.

In the normal course of business, product liability, securities and commercial claims are asserted against us. Similar claims may be asserted against us in the future related to events not known to management at the present time. We maintain an insurance policy providing limited coverage against securities claims, and we are substantially self-insured with respect to product liability claims and fully self-insured with respect to intellectual property infringement claims. The absence of significant third-party insurance coverage increases our potential exposure to unanticipated claims or adverse decisions. Product liability claims, securities and commercial litigation, and other legal proceedings in the future, regardless of their outcome, could have a material adverse effect on our financial position, results of operations and/or liquidity.

In addition, like other companies in the medical device industry, we are subject to extensive regulation by national, state and local government agencies in the United States and other countries in which we operate. From time to time we are the subject of qui tam actions and governmental investigations often involving regulatory, marketing and other business practices. These qui tam actions and governmental investigations could result in the commencement of civil and criminal proceedings, substantial fines, penalties and administrative remedies and have a material adverse effect on our financial position, results of operations and/or liquidity.

We record losses for claims in excess of the limits of purchased insurance in earnings at the time and to the extent they are probable and estimable. In accordance with ASC Topic 450, Contingencies, we accrue anticipated costs of settlement, damages, losses for general product liability claims and, under certain conditions, costs of defense, based on historical experience or to the extent specific losses are probable and estimable. Otherwise, we expense these costs as incurred. If the estimate of a probable loss is a range and no amount within the range is more likely, we accrue the minimum amount of the range.

Our accrual for legal matters that are probable and estimable was $491 million as of December 31, 2012 and $299 million as of December 31, 2011, and includes estimated costs of settlement, damages and defense. The increase in our legal accruals was primarily due to litigation-related charges recorded during the year. During 2012 and 2011, we recorded litigation-related charges in the amount of $192 million and $48 million, respectively. We continue to assess certain litigation and claims to determine the amounts, if any, that management believes will be paid as a result of such claims and litigation and, therefore, additional losses may be accrued and paid in the future, which could materially adversely impact our operating results, cash flows and/or our ability to comply with our debt covenants.

In management's opinion, we are not currently involved in any legal proceedings other than those specifically identified below, which, individually or in the aggregate, could have a material adverse effect on our financial condition, operations and/or cash flows. Unless included in our legal accrual or otherwise indicated below, a range of loss associated with any individual material legal proceeding cannot be estimated.

Patent Litigation

On February 1, 2008, Wyeth Corporation and Cordis Corporation filed an amended complaint for patent infringement against Abbott Laboratories, adding us and Boston Scientific Scimed, Inc. as additional defendants to the complaint. The suit alleges that the PROMUS® coronary stent system, supplied to us by Abbott, infringes three U.S. patents (the Morris patents) owned by Wyeth and licensed to Cordis. The suit was filed in the U.S. District Court for the District of New Jersey seeking monetary and injunctive relief. In January 2011, Wyeth and Cordis withdrew their infringement claim as to one of the patents. On January 19, 2012, the District Court found the remaining two patents invalid. Wyeth and Cordis filed an appeal on February 14, 2012.

On September 22, 2009, Cordis Corporation, Cordis LLC and Wyeth Corporation filed a complaint for patent infringement against Abbott Laboratories, Abbott Cardiovascular Systems, Inc., Boston Scientific Scimed, Inc. and us alleging that the PROMUS® coronary stent system, supplied to us by Abbott, infringes a patent (the Llanos patent) owned by Cordis and Wyeth. The suit was filed in the U.S. District Court for the District of New Jersey seeking monetary and injunctive relief. In August 2010, Cordis filed an amended complaint to add an additional patent and in September 2010, we filed counterclaims of invalidity and non-infringement. On October 26, 2011, the District Court granted Cordis' motion to add the Promus Element stent system to the case. On February 6, 2012, the District Court granted our motion to stay the action until the conclusion of the reexaminations against the Llanos patents that are pending in the U.S. Patent and Trademark Office.

On December 4, 2009, we, along with Boston Scientific Scimed, Inc., filed a complaint for patent infringement against Cordis Corporation alleging that its Cypher Mini™ stent product infringes a U.S. patent (the Jang patent) owned by us. In April 2011, the U.S. District Court for the District of Delaware granted summary judgment that Cordis willfully infringed the Jang patent. After a trial on damages in May 2011, the jury found in favor of Boston Scientific for lost profits of approximately $18.5 million and royalties of approximately $1 million. On March 13, 2012, the District Court granted our motion for enhanced damages, resulting in a total damages award of approximately $41 million. On February 12, 2013, the Court of Appeals affirmed the District Court's judgment in favor of Boston Scientific.

On January 15, 2010, Cordis Corporation filed a complaint against us and Boston Scientific Scimed, Inc. alleging that the PROMUS® coronary stent system, supplied to us by Abbott Laboratories, infringes three patents (the Fischell patents) owned by Cordis. The suit was filed in the U.S. District Court for the District of Delaware and seeks monetary and injunctive relief. In March 2010, we filed counterclaims of invalidity and non-infringement. On June 19, 2012, the District Court found that the PROMUS stent system does not infringe the Fischell patents and that our sales of this product were authorized. On September 7, 2012, Cordis filed a notice of appeal.

On May 19, 2005, G. David Jang, M.D. filed suit against us alleging breach of contract relating to certain patent rights covering stent technology. The suit was filed in the U.S. District Court for the Central District of California seeking monetary damages and rescission of contract. After a Markman ruling relating to the Jang patent rights, Dr. Jang stipulated to the dismissal of certain claims alleged in the complaint with a right to appeal and the parties subsequently agreed to settle the other claims. In May 2007, Dr. Jang filed an appeal with respect to the remaining patent claims and in July 2008, the Court of Appeals vacated the District Court's consent judgment and remanded the case back to the District Court for further clarification. In August 2011, the District Court entered a stipulated judgment that we did not infringe the Jang patent. Dr. Jang filed an appeal on September 21, 2011 and on August 22, 2012, the Court of Appeals vacated the District Court's judgment and remanded the case to the District Court for further proceedings.

On May 25, 2010, Dr. Jang filed suit against Boston Scientific Scimed, Inc. and us alleging breach of contract relating to certain patent rights covering stent technology. In October 2011, the U.S. District Court for the District of Delaware entered judgment in favor of us on the pleadings. On July 31, 2012, the District Court denied Dr. Jang's October 2011 motion for reconsideration or, in the alternative, permission to amend his complaint. Dr. Jang filed an appeal on August 28, 2012.

On March 16, 2009, OrbusNeich Medical, Inc. filed suit against us alleging that our VeriFLEX™ (Liberté®) bare-metal coronary stent system infringes two U.S. patents (the Addonizio and Pazienza patents) owned by it. The complaint also alleged breach of contract and misappropriation of trade secrets and seeks monetary and injunctive relief. The suit is pending in the U.S. District Court for the District of Massachusetts. In September 2009, OrbusNeich filed an amended complaint against us alleging additional state law claims. In March 2010, the District Court dismissed OrbusNeich's unjust enrichment and fraud claims, but denied our motion to dismiss the remaining state law claims. OrbusNeich amended its complaint in April 2010 to add another patent (another Addonizio patent). In January 2011, OrbusNeich amended its complaint to drop its misappropriation of trade secret, statutory and unfair competition claims and in July 2011, it further amended its complaint to include allegations that our ION™ coronary stent system infringes two additional patents. On February 24, 2012, the District Court granted our motion to stay the patent claims, and on June 4, 2012, the District Court stayed the breach of contract claim, in each case, pending re-examination of the patents in suit.

On November 17, 2009, Boston Scientific Scimed, Inc. filed suit against OrbusNeich Medical, Inc. and certain of its subsidiaries in the Hague District Court in the Netherlands alleging that OrbusNeich's sale of the Genous stent infringes a patent owned by us (the Keith patent) and seeking monetary damages and injunctive relief. On March 13, 2012, the Hague Court of Appeals denied our request for preliminary relief.

On September 27, 2010, Boston Scientific Scimed, Inc., Boston Scientific Ltd., Endovascular Technologies, Inc. and we filed suit against Taewoong Medical, Co., Ltd., Standard Sci-Tech, Inc., EndoChoice, Inc. and Sewoon Medical Co., Ltd for infringement of three patents on stents for use in the GI system (the Pulnev and Hankh patents) and against Cook Medical Inc. (and related entities) for infringement of the same three patents and an additional patent (the Thompson patent). The suit was filed in the U.S. District Court for the District of Massachusetts seeking monetary damages and injunctive relief. In December 2010, we amended our complaint to add infringement of six additional Pulnev patents. In January 2011, the defendants filed a counterclaim of invalidity and unenforceability. In December 2011, we amended the complaint to add Chek-Med Systems d/b/a GI Supply as a defendant.

On May 17, 2010, Dr. Luigi Tellini filed suit against us and certain of our subsidiaries, Guidant Italia S.r.l. and Boston Scientific S.p.A., in the Civil Tribunal in Milan, Italy alleging certain of our Cardiac Rhythm Management (CRM) products infringe an Italian patent (the Tellini patent) owned by Dr. Tellini and seeking monetary damages. In January 2011, Dr. Tellini refiled amended claims after his initial claims were dismissed without prejudice to refile.

In February 2013, Orbus International B.V. filed suits against the Company and two Dutch subsidiaries in the Hague District Court in the Netherlands and Orbus Medical GmbH filed suit against a German subsidiary of the Company in the Duesseldorf District Court in Germany. Each of these matters alleges that the Company's sale of stent systems using the Element design infringe European patents licensed to Orbus. In one Dutch matter, Orbus is seeking cross border, preliminary injunctive relief, and a hearing is scheduled for April 3, 2013. In the other Dutch matter, Orbus is seeking damages and injunctive relief, and a hearing is scheduled for December 20, 2013. In the German matter, Orbus is seeking preliminary injunctive relief, and a hearing is scheduled for March 26, 2013.

Product Liability Litigation

Fewer than ten individual lawsuits remain pending in various state and federal jurisdictions against Guidant alleging personal injuries associated with defibrillators or pacemakers involved in certain 2005 and 2006 product communications. Further, we are aware of approximately 30 Guidant product liability lawsuits pending in international jurisdictions associated with defibrillators or pacemakers, including devices involved in the 2005 and 2006 product communications. Six of these suits are pending in Canada and were filed as class actions, four of which are stayed pending the outcome of two lead class actions. On April 10, 2008, the Justice of Ontario Court certified a class of persons in whom defibrillators were implanted in Canada and a class of family members with derivative claims. On May 8, 2009, the Justice of Ontario Court certified a class of persons in whom pacemakers were implanted in Canada and a class of family members with derivative claims. In each case, these matters generally seek monetary damages from the Company.

As of February 22, 2013, there were over 3,900 product liability cases or claims asserted against us in various federal and state courts across the country alleging personal injury associated with use of our transvaginal surgical mesh products designed to treat stress urinary incontinence and pelvic organ prolapse.  Generally, the plaintiffs allege design and manufacturing claims, failure to warn, breach of warranty, fraud, violations of state consumer protection laws and loss of consortium claims.  Many of the cases have been specially assigned to one judge in state court in Massachusetts. On February 7, 2012, the Judicial Panel on Multi-District Litigation (MDL) established MDL-2326 in the U.S. District Court for the Southern District of West Virginia and transferred the federal court transvaginal surgical mesh cases to MDL-2326 for coordinated pretrial proceedings. In addition, in October 2012 we were contacted by the Attorney General for the State of California informing us that their office and certain other state attorneys general offices intend to initiate a civil investigation into our sale of transvaginal surgical mesh products.

Governmental Investigations and Qui Tam Matters

In December 2007, we were informed by the U.S. Attorney's Office for the Northern District of Texas that it was conducting an investigation of allegations related to improper promotion of biliary stents for off-label uses. The allegations were set forth in a qui tam complaint, which named us and certain of our competitors. Following the federal government's decision not to intervene in the case, the U.S. District Court for the Northern District of Texas unsealed the complaint. In March 2011, the District Court issued an order granting our motion to dismiss and, in March 2012, issued its opinion ordering that all claims against us be dismissed, some of which were dismissed with prejudice and some of which were dismissed without prejudice to the relator's right to amend those claims. On April 6, 2012, the relator filed a motion for reconsideration of the dismissals of the claims that were dismissed with prejudice, and on August 24, 2012, the District Court denied the motion for reconsideration. On September 14, 2012, the relator filed and served an amended complaint restating the claims that the District Court dismissed without prejudice, and on January 17, 2013, the District Court granted our motion to dismiss with prejudice all of the relator's remaining claims against us. On February 15, 2013, the relator filed a notice of appeal with the U.S. Court of Appeals for the Fifth Circuit.

On June 27, 2008, the Republic of Iraq filed a complaint against our wholly-owned subsidiary, BSSA France, and 92 other defendants in the U.S. District Court of the Southern District of New York. The complaint alleges that the defendants acted improperly in connection with the sale of products under the United Nations Oil for Food Program. The complaint also alleges Racketeer Influenced and Corrupt Organizations Act (RICO) violations, conspiracy to commit fraud and the making of false statements and improper payments, and it seeks monetary and punitive damages. A hearing on the pending motion to dismiss was held on October 26, 2012, and on February 6, 2013, the District Court dismissed the complaint with prejudice on standing and jurisdictional grounds.

On October 17, 2008, we received a subpoena from the U.S. Department of Health and Human Services, Office of the Inspector General requesting information related to the alleged use of a skin adhesive in certain of our CRM products. In early 2010, we learned that this subpoena was related to a qui tam action filed in the U.S. District Court for the Western District of New York. After the federal government declined to intervene in the original complaint, the relator in the qui tam action filed an amended complaint alleging that Guidant violated the False Claims Act by selling certain PRIZM 2 devices and seeking monetary damages. In July 2010, we were served with the amended unsealed qui tam complaint filed by James Allen, an alleged device recipient. The civil division of the Department of Justice (DOJ) was later allowed to intervene in the Allen qui tam action and to transfer the litigation to the U.S. District Court for the District of Minnesota. In January 2011, the DOJ filed a civil False Claims Act complaint against us and Guidant (and other related entities) in the Allen qui tam action. On April 5, 2012, the District Court entered a revised scheduling order setting the case for trial on November 18, 2013.

On March 12, 2010, we received a Civil Investigative Demand (CID) from the Civil Division of the U.S. Department of Justice requesting documents and information relating to reimbursement advice offered by us relating to certain CRM devices. We are cooperating with the request.

On March 22, 2010, we received a subpoena from the U.S. Attorney's Office for the District of Massachusetts seeking documents relating to the former Market Development Sales Organization that operated within our CRM business. We are cooperating with the request. On October 21, 2011, the U.S. District Court for the District of Massachusetts unsealed a qui tam complaint that relates to the subject matter of the U.S. Attorney's investigation, after the federal government declined to intervene in the matter. Subsequently, on January 30, 2012, the relator filed an amended complaint. On July 5, 2012, the District Court issued an opinion and order dismissing the amended complaint for lack of subject matter jurisdiction. On July 12, 2012, the relator appealed the judgment of dismissal to the U.S. Court of Appeals for the First Circuit, and oral argument was held on February 7, 2013.

On August 3, 2012, we were served with a qui tam complaint that had previously been filed under seal against Boston Scientific Neuromodulation Corp. in the U.S. District Court for the District of New Jersey on March 2, 2011. On August 8, 2012, we learned that the federal government had previously declined to intervene in this matter. The relators' complaint, now unsealed, alleges that Boston Scientific Neuromodulation Corp. violated the federal and various states' false claims acts through submission of fraudulent bills for implanted devices, under-reporting of certain adverse events, and off-label promotions. On September 10, 2012, the relators filed an amended complaint revising and restating certain of the claims in the original complaint, and on October 24, 2012, we filed a motion to dismiss the amended complaint.

Other Proceedings

On September 25, 2006, Johnson & Johnson filed a lawsuit against us, Guidant and Abbott Laboratories in the U.S. District Court for the Southern District of New York. The complaint alleges that Guidant breached certain provisions of the amended merger agreement between Johnson & Johnson and Guidant (Merger Agreement) as well as the implied duty of good faith and fair dealing. The complaint further alleges that Abbott and we tortiously interfered with the Merger Agreement by inducing Guidant's breach. The complaint seeks certain factual findings, damages in an amount no less than $5.5 billion and attorneys' fees and costs. In August 2007, the judge dismissed the tortious interference claims against us and Abbott and the implied duty of good faith and fair dealing claim against Guidant. On June 20, 2011, Guidant filed a motion for summary judgment, and the hearing on this motion was held on July 25, 2012.

On October 5, 2007, Dr. Tassilo Bonzel filed a complaint against Pfizer, Inc. and our Schneider subsidiaries and us in the District Court in Kassel, Germany alleging that a 1995 license agreement related to a catheter patent is invalid under German law and seeking monetary damages. In June 2009, the District Court dismissed all but one of Dr. Bonzel's claims and in October 2009, he added new claims. We opposed the addition of the new claims. The District Court ordered Dr. Bonzel to select the claims he would pursue and in January 2011, he made that selection. A hearing is scheduled for July 26, 2013.

On September 28, 2011, we served a complaint against Mirowski Family Ventures LLC for a declaratory judgment that we have paid all royalties owed and did not breach any contractual or fiduciary obligations arising out of a license agreement. Mirowski answered and filed counterclaims requesting damages. The case is pending in the U.S. District Court for the Southern District of Indiana.

Refer to Note J - Income Taxes for information regarding our tax litigation.

Matters Concluded Since December 31, 2011

On June 26, 2008, the U.S. Attorney's Office for the District of Massachusetts issued a subpoena to us under the Health Insurance Portability & Accountability Act of 1996 (HIPAA) pursuant to which the U.S. Department of Justice requested the production of certain documents and information related to our biliary stent business. We cooperated with the subpoena request and related investigation. On February 9, 2012, the U.S. Attorney's Office for the District of Massachusetts advised us that it was discontinuing its investigation.

On August 19, 2010, the Iron Workers District Council Southern Ohio and Vicinity Pension Trust filed a putative shareholder derivative class action lawsuit against us and our Board of Directors in the U.S. District Court for the District of Delaware. The allegations and remedies sought in the complaint were largely the same as those in the original complaint filed by the City of Roseville Employees' Retirement System on April 9, 2010 and discussed below. In October 2011, the District Court granted our motion to dismiss this action without prejudice to refile an amended complaint and the plaintiffs filed a motion to stay the proceedings to allow them to make discovery demands before filing an amended complaint. On June 14, 2012, the District Court dismissed this case with prejudice.

Guidant or its affiliates were defendants in five separate actions brought by private third-party providers of health benefits or health insurance (TPPs). In these cases, plaintiffs alleged various theories of recovery, including derivative tort claims, subrogation, violation of consumer protection statutes and unjust enrichment, for the cost of healthcare benefits they allegedly paid in connection with the devices that were the subject of Guidant's product communications. One of the TPP actions was remanded by the Multi-District Litigation judge to the U.S. District Court for the Southern District of Florida and has since been resolved and dismissed with prejudice. Two other TPP actions brought by Blue Cross & Blue Shield plans and United Healthcare and its affiliates were settled and dismissed with prejudice in June 2010. In 2011, we reached an agreement in principle to settle the other two TPP matters for approximately $3 million in the aggregate and in July 2012, we finalized the settlement.

On October 24, 2008, we received a letter from the DOJ informing us of an investigation related to alleged off-label promotion of surgical cardiac ablation system devices to treat atrial fibrillation. In 2009, the U.S. District Court for the Southern District of Texas partially unsealed a qui tam complaint which was the basis for the DOJ investigation. In August 2009, the federal government declined to intervene in this matter at that time. After the District Court dismissed the first amended complaint, the relator filed a second amended complaint in April 2011 in which the relator dropped all of the False Claims Act allegations, but continued to claim that the relator was discharged from Guidant in retaliation for complaining about the alleged false claims. On July 26, 2012, the relator filed a stipulation to voluntarily dismiss the second amended complaint, and on August 7, 2012, the District Court dismissed the second amended complaint.

On April 9, 2010, the City of Roseville Employees' Retirement System, individually and on behalf of purchasers of our securities during the period from April 20, 2009 to March 12, 2010, filed a purported securities class action suit against us and certain of our current and former officers in the U.S. District Court for the District of Massachusetts. The suit alleged certain violations of the Securities Exchange Act of 1934, as amended, claiming that our stock price was artificially inflated because we failed to disclose certain matters with respect to our CRM business, and sought unspecified monetary damages. In July 2010, the District Court appointed KBC Asset Management NV and Steelworkers Pension Trust as co-lead plaintiffs for the case. In September 2010, the plaintiffs filed an amended class action complaint narrowing the alleged class period from October 20, 2009 to February 10, 2010. In September 2011, the District Court granted our motion to dismiss the action, and on July 12, 2012, the U.S. Court of Appeals for the First Circuit issued its decision affirming the dismissal.

On May 27, 2011, Body Science LLC filed suit against us in the U.S. District Court for the Northern District of Illinois, alleging that our Latitude® Patient Management System and Latitude® Blood Pressure Monitor infringed two U.S. patents (the Besson patents) owned by them. In July 2011, Body Science amended its complaint to add several cardiac resynchronization therapy defibrillator and implantable cardioverter defibrillator devices that are compatible with the Latitude® Patient Management System. On August 6, 2012, the United States Judicial Panel on Multi-District Litigation transferred the case to the U.S. District Court for the District of Massachusetts. On September 26, 2012, the parties settled this matter for an amount not significant to Boston Scientific.
Litigation-Related Charges and Credits
During 2012 and 2011, we recorded net litigation-related charges in the amount of $192 million and $48 million, respectively. In 2010 we recorded a litigation-related credit of $104 million associated with a settlement of a dispute we had with Medinol Ltd. We continue to assess certain litigation and claims to determine the amounts, if any, that management believes will be paid as a result of such claims and litigation and, therefore, additional losses may be accrued and paid in the future, which could materially adversely impact our operating results, cash flows and/or our ability to comply with our debt covenants.

Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Attributable to Parent [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
STOCKHOLDERS' EQUITY
Preferred Stock
We are authorized to issue 50 million shares of preferred stock in one or more series and to fix the powers, designations, preferences and relative participating, option or other rights thereof, including dividend rights, conversion rights, voting rights, redemption terms, liquidation preferences and the number of shares constituting any series, without any further vote or action by our stockholders. As of December 31, 2012 and 2011, we had no shares of preferred stock issued or outstanding.
Common Stock
We are authorized to issue 2.0 billion shares of common stock, $0.01 par value per share. Holders of common stock are entitled to one vote per share. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, and to share ratably in our assets legally available for distribution to our stockholders in the event of liquidation. Holders of common stock have no preemptive, subscription, redemption, or conversion rights. The holders of common stock do not have cumulative voting rights. The holders of a majority of the shares of common stock can elect all of the directors and can control our management and affairs.
In July 2011, our Board of Directors approved a share repurchase program authorizing the repurchase of up to $1.0 billion in shares of our common stock and re-approved approximately 37 million shares remaining under a previous share repurchase program. Throughout 2012, we repurchased approximately 105 million shares of our common stock for approximately $600 million. During 2011, we repurchased approximately 82 million shares of our common stock for approximately $492 million and did not repurchase any shares of our common stock in 2010. As of December 31, 2012, we had completed our share repurchase program authorized in 2011 and had remaining 21 million shares authorized under our previous share repurchase programs. Repurchased shares are available for reissuance under our equity incentive plans and for general corporate purposes, including acquisitions. There were approximately 187 million shares in treasury as of December 31, 2012 and 82 million shares in treasury as of December 31, 2011.

On January 25, 2013, our Board of Directors approved a new stock repurchase program authorizing the repurchase of up to $1.0 billion of our common stock.

Stock Ownership Plans	12 Months Ended
Dec. 31, 2012
Stock Ownership Plans [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
STOCK OWNERSHIP PLANS
Employee and Director Stock Incentive Plans
In March and May 2011, our Board of Directors and stockholders, respectively, approved our 2011 Long-Term Incentive Plan (the 2011 LTIP), authorizing up to 145.6 million shares of our common stock. The 2011 LTIP provides for the grant of restricted or unrestricted common stock, deferred stock units (DSU), options to acquire our common stock, stock appreciation rights, performance awards (market-based and performance-based DSUs) and other stock and non-stock awards. Shares reserved for future issuance under our current and former stock incentive plans totaled approximately 256 million as of December 31, 2012. The 2011 LTIP covers officers, directors, employees and consultants and provide for the grant of various incentives, including qualified and nonqualified stock options, deferred stock units, stock grants, share appreciation rights, performance-based awards and market-based awards. The Executive Compensation and Human Resources Committee of the Board of Directors, consisting of independent, non-employee directors, may authorize the issuance of common stock and authorize cash awards under the 2011 LTIP in recognition of the achievement of long-term performance objectives established by the Committee.
Nonqualified options issued to employees are generally granted with an exercise price equal to the market price of our stock on the grant date, vest over a four-year service period, and have a ten-year contractual life. In the case of qualified options, if the recipient owns more than ten percent of the voting power of all classes of stock, the option granted will be at an exercise price of 110 percent of the fair market value of our common stock on the date of grant and will expire over a period not to exceed five years. Non-vested stock awards (including restricted stock awards and deferred stock units (DSUs)) issued to employees are generally granted with an exercise price of zero and typically vest in four to five equal annual installments. These awards represent our commitment to issue shares to recipients after the vesting period. Upon each vesting date, such awards are no longer subject to risk of forfeiture and we issue shares of our common stock to the recipient.
The following presents the impact of stock-based compensation on our consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
(in millions, except per share data)	2012	2011	2010
Cost of products sold	$15	$25	$25
Selling, general and administrative expenses	69	74	93
Research and development expenses	24	29	32
	108	128	150
Less: income tax benefit	(32)	(34)	(55)
	$76	$94	$95

Net impact per common share - basic	$0.05	$0.06	$0.06
Net impact per common share - assuming dilution	$0.05	$0.06	$0.06

Stock Options
We generally use the Black-Scholes option-pricing model to calculate the grant-date fair value of stock options granted to employees under our stock incentive plans. We calculated the fair value for options granted during 2012, 2011 and 2010 using the following estimated weighted-average assumptions:

	Year Ended December 31,
	2012	2011	2010
Options granted (in thousands)	4,726	16,311	11,008
Weighted-average exercise price	$6.23	$7.11	$7.26
Weighted-average grant-date fair value	$2.60	$3.07	$3.11
Black-Scholes Assumptions
Expected volatility	43%	42%	42%
Expected term (in years, weighted)	5.9	6.1	5.5
Risk-free interest rate	0.95% - 1.15%	1.16% - 2.61%	1.52% - 2.93%

Expected Volatility
We use our historical volatility and implied volatility as a basis to estimate expected volatility in our valuation of stock options.
Expected Term
We estimate the expected term of options using historical exercise and forfeiture data. We believe that this historical data is the best estimate of the expected term of new option grants.
Risk-Free Interest Rate
We use yield rates on U.S. Treasury securities for a period approximating the expected term of the award to estimate the risk-free interest rate in our grant-date fair value assessment.
Expected Dividend Yield
We have not historically paid dividends to our shareholders. We currently do not intend to pay dividends, and intend to retain all of our earnings to invest in the continued growth of our business and to repurchase shares. Therefore, we have assumed an expected dividend yield of zero in our grant-date fair value assessment.
Information related to stock options for 2012, 2011 and 2010 under stock incentive plans is as follows:

	Stock Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding as of December 31, 2009	64,712	$15
Granted	11,008	7
Exercised	(719)	7
Cancelled/forfeited	(14,627)	13
Outstanding as of December 31, 2010	60,374	$14
Granted	16,311	7
Exercised	(18)	7
Cancelled/forfeited	(15,746)	12
Outstanding as of December 31, 2011	60,921	$13
Granted	4,726	6
Exercised	—	—
Cancelled/forfeited	(10,766)	15
Outstanding as of December 31, 2012	54,881	$12	5.7	$—
Exercisable as of December 31, 2012	37,111	$14	4.6
Expected to vest as of December 31, 2012	16,227	7	8.1
Total vested and expected to vest as of December 31, 2012	53,338	$12	5.7	$—

The total intrinsic value of stock options exercised was less than $1 million in 2012, 2011 and 2010.
Non-Vested Stock
We value restricted stock awards and DSUs based on the closing trading value of our shares on the date of grant. Information related to non-vested stock awards during 2012, 2011, and 2010 is as follows:

	Non-Vested Stock Award Units (in thousands)	Weighted Average Grant- Date Fair Value
Balance as of December 31, 2009	27,890	$12
Granted	17,619	7
Vested (1)	(8,431)	14
Forfeited	(3,794)	10
Balance as of December 31, 2010	33,284	$9
Granted	14,640	7
Vested (1)	(10,344)	10
Forfeited	(4,004)	6
Balance as of December 31, 2011	33,576	$8
Granted	17,073	6
Vested (1)	(10,158)	9
Forfeited	(3,898)	7
Balance as of December 31, 2012	36,593	$7

(1)	The number of restricted stock units vested includes shares withheld on behalf of employees to satisfy statutory tax withholding requirements.
The total vesting date fair value of stock award units that vested was approximately $60 million in 2012, $71 million in 2011 and $62 million in 2010.
Market-based DSU Awards
During 2012, 2011 and 2010, we granted market-based DSU awards to certain members of our senior management team. The attainment of these stock units is based on our total shareholder return (TSR) as compared to the TSR of the companies in the S&P 500 Health Care Index and is measured in three annual performance cycles. In addition, award recipients must remain employed by us throughout the three-year measurement period to attain the full award.
We determined the fair value of the 2012 market-based awards to be approximately $8 million and the fair value of the 2011 market-based awards to be approximately $8 million, based on Monte Carlo simulations, utilizing the following assumptions:

	2012	2011	2010
	Awards	Awards	Awards
Stock price on date of grant	$6.28	$7.16	$7.41
Measurement period (in years)	3.0	3.0	3.0
Risk-free rate	0.38%	1.10%	1.29%

We recognize the expense on these awards in our consolidated statements of operations on a straight-line basis over the three-year measurement period.
Free Cash Flow Performance-based DSU Awards
During 2012, we granted free cash flow performance-based DSU awards to certain members of our executive and operating teams. The attainment of these stock units is based on our achievement of the 2012 annual financial plan performance for Free Cash Flow (FCF). FCF is measured over a one-year performance period beginning January 1, 2012 and ending December 31, 2012. The number of performance share units as to which the performance criteria under this program shall be determined to have been satisfied will be in a range of 0% to 150% of the target number of performance share units awarded to the participant. In addition, award recipients must remain employed by us throughout the three-year measurement period to attain the full award.
We determined the fair value of the 2012 FCF awards to be approximately $7 million, based on the closing stock price at December 31, 2012 and an achievement of 130% of target payout, which is subject to approval by the Executive Compensation and Human Resources Committee of our Board of Directors. The per unit fair value is $5.73.
We recognize the expense on these awards in our consolidated statements of operations over the vesting period which is three years after the date of grant.
Expense Attribution
Except as discussed above, we recognize compensation expense for our stock using a straight-line method over the substantive vesting period. Most of our stock awards provide for immediate vesting upon death or disability of the participant. In addition, our stock grants to employees provide for accelerated vesting of our stock-based awards, other than market-based awards, upon retirement. In accordance with the terms of our stock grants, for employees who will become retirement eligible prior to the vest date we expense stock-based awards, other than market-based awards, over the greater of one year or the period between grant date and retirement-eligibility. The market-based awards discussed above do not contain provisions that would accelerate the full vesting of the awards upon retirement-eligibility.
We recognize stock-based compensation expense for the value of the portion of awards that are ultimately expected to vest. ASC Topic 718, Compensation – Stock Compensation requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The term “forfeitures” is distinct from “cancellations” or “expirations” and represents only the unvested portion of the surrendered option. We have applied, based on an analysis of our historical forfeitures, a weighted-average annual forfeiture rate of approximately 10.2% to all unvested stock awards as of December 31, 2012, which represents the portion that we expect will be forfeited each year over the vesting period. We re-evaluate this analysis annually, or more frequently if there are significant changes in circumstances, and adjust the forfeiture rate as necessary. Ultimately, we will only recognize expense for those shares that vest.
Unrecognized Compensation Cost
We expect to recognize the following future expense for awards outstanding as of December 31, 2012:

	Unrecognized Compensation Cost (in millions)(1)	Weighted Average Remaining Vesting Period (in years)
Stock options	$25
Non-vested stock awards	128
	$153	1.5

(1)	Amounts presented represent compensation cost, net of estimated forfeitures.
Employee Stock Purchase Plans
Our global employee stock purchase plan provides for the granting of options to purchase up to 20 million shares of our common stock to all eligible employees. Under the global employee stock purchase plan, we grant each eligible employee, at the beginning of each six-month offering period, an option to purchase shares of our common stock equal to not more than ten percent of the employee’s eligible compensation or the statutory limit under the U.S. Internal Revenue Code. Such options may be exercised generally only to the extent of accumulated payroll deductions at the end of the offering period, at a purchase price equal to 90 percent of the fair market value of our common stock at the beginning or end of each offering period, whichever is less. As of December 31, 2012, there were approximately 12 million shares available for future issuance under the employee stock purchase plan.
Information related to shares issued or to be issued in connection with the employee stock purchase plan based on employee contributions and the range of purchase prices is as follows:

(shares in thousands)	2012	2011	2010
Shares issued or to be issued	3,979	3,830	4,358
Range of purchase prices	$4.82 - $5.16	$4.81 - $6.22	$5.22 - $5.31

We use the Black-Scholes option-pricing model to calculate the grant-date fair value of shares issued under the employee stock purchase plan. We recognize expense related to shares purchased through the employee stock purchase plan ratably over the offering period. We recognized $4 million in expense associated with our employee stock purchase plan in 2012, $5 million in 2011 and $9 million in 2010.

Weighted Average Shares Outstanding	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
WEIGHTED AVERAGE SHARES OUTSTANDING

	Year Ended December 31,
(in millions)	2012	2011	2010
Weighted average shares outstanding - basic	1,406.7	1,509.3	1,517.8
Net effect of common stock equivalents	—	9.7	—
Weighted average shares outstanding - assuming dilution	1,406.7	1,519.0	1,517.8

We generated net losses in 2012 and 2010. Our weighted-average shares outstanding for earnings per share calculations excluded common stock equivalents of 8 million for 2012 and 10 million for 2010 due to our net loss position in these years.
Weighted-average shares outstanding, assuming dilution, also excludes the impact of 59 million stock options for 2012, 62 million for 2011, and 61 million for 2010, due to the exercise prices of these stock options being greater than the average fair market value of our common stock during the year.

Segment Reporting	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
SEGMENT REPORTING
SEGMENT REPORTING
Effective January 1, 2013, we reorganized our business from geographic regions to fully operationalized global business units. Following the reorganization, based on information regularly reviewed by our chief operating decision maker, we have three new reportable segments comprised of: Cardiovascular, Rhythm Management, and MedSurg. Our reportable segments represent an aggregate of operating segments. We have restated the 2012, 2011 and 2010 information to conform to our new global reportable segment presentation.
Each of our reportable segments generates revenues from the sale of medical devices. We measure and evaluate our reportable segments based on segment net sales and operating income, excluding the impact of changes in foreign currency and sales from divested businesses. Sales generated from reportable segments and divested businesses, as well as operating results of reportable segments and corporate expenses, are based on internally-derived standard currency exchange rates, which may differ from year to year, and do not include intersegment profits. We restated segment information for prior periods based on standard currency exchange rates used for the current period in order to remove the impact of foreign currency exchange fluctuations. Based on information regularly reviewed by our chief operating decision maker following our reorganization, we also restated certain expenses associated with our manufacturing and corporate operations. We exclude from segment operating income certain corporate-related expenses and certain transactions or adjustments that our chief operating decision maker considers to be non-recurring and/or non-operational, such as amounts related to goodwill and other intangible asset impairment charges; acquisition-, divestiture-, restructuring- and litigation-related charges and credits; and amortization expense. Although we exclude these amounts from segment operating income, they are included in reported consolidated operating income (loss) and are included in the reconciliation below.
A reconciliation of the totals reported for the reportable segments to the applicable line items in our accompanying consolidated statements of operations is as follows:

	Year Ended December 31,
(in millions)	2012	2011	2010
Net sales	(restated)	(restated)	(restated)
Interventional Cardiology	$2,179	$2,444	$2,624
Peripheral Interventions	769	713	677
Cardiovascular	2,948	3,157	3,301

Cardiac Rhythm Management	1,927	2,072	2,216
Electrophysiology	147	145	147
Rhythm Management	2,074	2,217	2,363

Endoscopy	1,242	1,158	1,090
Urology/Women's Health	496	491	482
Neuromodulation	367	336	305
MedSurg	2,105	1,985	1,877
Net sales allocated to reportable segments	7,127	7,359	7,541
Sales generated from business divestitures	122	140	346
Impact of foreign currency fluctuations	—	123	(81)
	$7,249	$7,622	$7,806

	Year Ended December 31,
(in millions)	2012	2011	2010
Depreciation expense	(restated)	(restated)	(restated)
Cardiovascular	$106	$116	$118
Rhythm Management	108	105	107
MedSurg	74	73	78
Depreciation expense allocated to reportable segments	288	294	303
Impact of foreign currency fluctuations	—	2	—
	$288	$296	$303

	Year Ended December 31,
(in millions)	2012	2011	2010
Income (loss) before income taxes	(restated)	(restated)	(restated)
Cardiovascular	$739	$829	$872
Rhythm Management	242	320	355
MedSurg	637	565	587
Operating income allocated to reportable segments	1,618	1,714	1,814
Corporate expenses and currency exchange	(258)	(254)	(253)
Goodwill and intangible asset impairment charges and acquisition-, divestiture-, litigation-, and restructuring-related net charges	(4,833)	(135)	(1,704)
Amortization expense	(395)	(421)	(513)
Operating income (loss)	(3,868)	904	(656)
Other expense, net	(239)	(262)	(407)
	$(4,107)	$642	$(1,063)

	As of December 31,
(in millions)	2012	2011
Total assets	(restated)	(restated)
Cardiovascular	$1,535	$1,660
Rhythm Management	1,350	1,390
MedSurg	967	953
Total assets allocated to reportable segments	3,852	4,003
Goodwill	5,973	9,761
Other intangible assets	6,289	6,473
All other corporate assets	1,040	1,053
	$17,154	$21,290

Enterprise-Wide Information (based on actual currency exchange rates)

	Year Ended December 31,
(in millions)	2012	2011	2010
Net sales
Interventional Cardiology	$2,179	$2,495	$2,602
Cardiac Rhythm Management	1,908	2,087	2,180
Endoscopy	1,252	1,187	1,079
Peripheral Interventions	774	731	669
Urology/Women’s Health	500	498	481
Neuromodulation	367	336	304
Electrophysiology	147	147	147
	7,127	7,481	7,462
Sales generated from divested businesses	122	141	344
	$7,249	$7,622	$7,806

United States	$3,756	$4,010	$4,215
Japan	931	951	886
Other foreign countries	2,440	2,520	2,361
	7,127	7,481	7,462
Sales generated from divested businesses	122	141	344
	$7,249	$7,622	$7,806

	As of December 31,
(in millions)	2012	2011	2010
Long-lived assets
United States	$1,065	$1,141	$1,188
Ireland	252	231	219
Other foreign countries	247	298	290
Property, plant and equipment, net	1,564	1,670	1,697
Goodwill	5,973	9,761	10,186
Other intangible assets	6,289	6,473	6,343
	$13,826	$17,904	$18,226

New Accounting Pronouncements	12 Months Ended
Dec. 31, 2012
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
NEW ACCOUNTING PRONOUNCEMENTS
NEW ACCOUNTING PRONOUNCEMENTS
Standards Implemented
ASC Update No. 2011-04
In May 2011, the FASB issued ASC Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. Update No. 2011-04 clarifies the FASB's intent about the application of certain existing fair value measurement and disclosure requirements and changes certain principles or requirements for measuring or disclosing information about fair value. It requires, for all Level 3 fair value measurements, new quantitative information about significant unobservable inputs used. We adopted Update No. 2011-04 beginning in our first quarter ended March 31, 2012. The adoption of Update No. 2011-04 did not impact our results of operations or financial position. See Note B - Acquisitions and Note D - Goodwill and Other Intangible Assets for relevant disclosures.
ASC Update No. 2011-05
In May 2011, the FASB issued ASC Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Update No. 2011-05 requires that net income, items of other comprehensive income and total comprehensive income be presented in one continuous statement or two separate consecutive statements. The amendments in this update also require that reclassifications from other comprehensive income to net income be presented on the face of the financial statements. We adopted Update No. 2011-05 beginning in our first quarter ended March 31, 2012. Update No. 2011-05 is related to presentation only and its adoption did not impact our results of operations or financial position. See our Consolidated Statements of Comprehensive Income for relevant presentation for additional information.
ASC Update No. 2012-02
In July 2012, the FASB issued ASC Update No. 2012-02, Intangibles - Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. Update No. 2012-02 provides companies with the option to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If the company concludes that it is more likely than not that the asset is impaired, it is required to determine the fair value of the intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying value in accordance with Topic 350. If the company concludes otherwise, no further quantitative assessment is required. We adopted Update No. 2012-02 beginning in our third quarter ended September 30, 2012. The adoption of Update No. 2012-02 did not impact our results of operations or financial position. See Note B - Acquisitions and Note D - Goodwill and Other Intangible Assets for relevant disclosures.
Standards to be Implemented
In December 2011, the FASB issued ASC Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (Topic 210), requiring enhanced disclosures about certain financial instruments and derivative instruments that are offset in the statement of financial position or that are subject to enforceable master netting arrangements or similar agreements. This accounting standard update will be effective for us beginning in the first quarter of 2013, at which time we will include the required applicable disclosures. Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (Topic 210), will not impact our future results of operations or financial position.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
Principles of Consolidation
Our consolidated financial statements include the accounts of Boston Scientific Corporation and our wholly-owned subsidiaries, after the elimination of intercompany transactions. We assess the terms of our investment interests to determine if any of our investees meet the definition of a variable interest entity (VIE). For any VIEs, we perform an analysis to determine whether our variable interests give us a controlling financial interest in a VIE. The analysis identifies the primary beneficiary of a VIE as the enterprise that has both 1) the power to direct activities of a VIE that most significantly impact the entity’s economic performance and 2) the obligation to absorb losses of the entity or the right to receive benefits from the entity. Based on our assessments under the applicable guidance, we did not have significant interests in any VIEs and therefore did not consolidate any VIEs during the years ended December 31, 2012, 2011, and 2010.
On January 3, 2011, we closed the sale of our Neurovascular business to Stryker Corporation. We are providing transitional services to Stryker through a transition services agreement. We are also manufacturing and supplying products to Stryker through a supply agreement. These transition services and supply agreements are expected to end in 2013. Due to our continuing involvement in the operations of the Neurovascular business, the divestiture does not meet the criteria for presentation as a discontinued operation and, therefore, the results of the Neurovascular business are included in our results of operations for all periods presented. Refer to Note C – Divestitures and Assets Held for Sale for a description of this business divestiture.
Basis of Presentation
The accompanying consolidated financial statements of Boston Scientific Corporation have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) and with the instructions to Form 10-K and Article 10 of Regulation S-X.
Reclassification
We have reclassified certain prior year amounts to conform to the current year’s presentation. See Note O – Segment Reporting for further details.

Subsequent Events, Policy [Policy Text Block]
Subsequent Events
We evaluate events occurring after the date of our accompanying consolidated balance sheets for potential recognition or disclosure in our financial statements. We did not identify any material subsequent events requiring adjustment to our accompanying consolidated financial statements (recognized subsequent events). Those items requiring disclosure (unrecognized subsequent events) in the financial statements have been disclosed accordingly. Refer to Note K– Commitments and Contingencies, Note L - Stockholders' Equity and Note H - Restructuring-Related Activities for more information.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents
We record cash and cash equivalents in our consolidated balance sheets at cost, which approximates fair value. Our policy is to invest excess cash in short-term marketable securities earning a market rate of interest without assuming undue risk to principal, and we limit our direct exposure to securities in any one industry or issuer. We consider all highly liquid investments purchased with a remaining maturity of three months or less at the time of acquisition to be cash equivalents.
We record available-for-sale investments at fair value and exclude unrealized gains and temporary losses on available-for-sale securities from earnings, reporting such gains and losses, net of tax, as a separate component of stockholders’ equity, until realized. We compute realized gains and losses on sales of available-for-sale securities based on the average cost method, adjusted for any other-than-temporary declines in fair value. We held no available-for-sale securities during 2012, 2011 and 2010.

Concentration Risk Disclosure [Text Block]
Concentrations of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, derivative financial instrument contracts and accounts and notes receivable. Our investment policy limits exposure to concentrations of credit risk and changes in market conditions. Counterparties to financial instruments expose us to credit-related losses in the event of nonperformance. We transact our financial instruments with a diversified group of major financial institutions with investment grade credit ratings and actively monitor their credit ratings and our outstanding positions to limit our credit exposure. We provide credit, in the normal course of business, to hospitals, healthcare agencies, clinics, doctors' offices and other private and governmental institutions and generally do not require collateral. We record our accounts receivable in our consolidated balance sheets at net realizable value. We perform on-going credit evaluations of our customers and maintain allowances for potential credit losses, based on historical information and management's best estimates. Amounts determined to be uncollectible are written off against this reserve. We recorded write-offs of uncollectible accounts receivable of $7 million in 2012, $13 million in 2011, and $15 million in 2010. We are not dependent on any single institution and no single customer accounted for more than ten percent of our net sales in 2012, 2011, or 2010 or accounts receivable at December 31, 2012 or 2011; however, large group purchasing organizations, hospital networks and other buying groups have become increasingly important to our business and represent a substantial portion of our U.S. net sales.
We closely monitor outstanding receivables for potential collection risks, including those that may arise from economic conditions, in both the U.S. and international economies. Our European sales to government-owned or supported customers in Southern Europe, specifically Greece, Italy, Spain and Portugal are subject to an increased number of days outstanding above historical levels prior to payment due to the fiscal and debt crises in these countries. Historically, receivable balances with certain publicly-owned hospitals in these countries accumulate over a period of time and are then subsequently settled as large lump sum payments. While we believe our allowance for doubtful accounts in these countries is adequate as of December 31, 2012, if significant changes were to occur in the payment practices of these European governments or if government funding becomes unavailable, we may not be able to collect on receivables due to us from these customers and our write-offs of uncollectible amounts may increase. As of December 31, 2012, our net receivables in these countries greater than 180 days past due totaled $51 million, of which $17 million were past due greater than 365 days.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition
We generate revenue primarily from the sale of single-use medical devices, and present revenue net of sales taxes in our consolidated statements of operations. We sell our products primarily through a direct sales force. In certain international markets, we sell our products through independent distributors. We consider revenue to be realized or realizable and earned when all of the following criteria are met: persuasive evidence of a sales arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectibility is reasonably assured. Revenue is recognized upon passage of title and risk of loss to customers, unless a consignment arrangement exists or we are required to provide additional services, and provided we can form an estimate for sales returns. We recognize revenue from consignment arrangements based on product usage, or implant, which indicates that the sale is complete. Many of our Cardiac Rhythm Management (CRM) product offerings combine the sale of a device with our LATITUDE® Patient Management System, which represents a future service obligation. For revenue arrangements with multiple deliverables, where the sale of a device is combined with a future service obligation, we defer revenue on the undelivered element and recognize this revenue over the related service period. We do not have vendor specific objective evidence of selling price available related to our future service obligations; therefore, we determine our estimates of selling price using third party evidence when available; otherwise, we use our best estimate of selling price. We allocate arrangement consideration using the relative selling price method.
We generally allow our customers to return defective, damaged and, in certain cases, expired products for credit. We base our estimate for sales returns upon historical trends and record the amount as a reduction to revenue when we sell the initial product. In addition, we may allow customers to return previously purchased products for next-generation product offerings. For these transactions, we defer recognition of revenue on the sale of the earlier generation product based upon an estimate of the amount of product to be returned when the next-generation products are shipped to the customer.
We also offer sales rebates and discounts to certain customers. We treat sales rebates and discounts as a reduction of revenue and classify the corresponding liability as current. We estimate rebates for products where there is sufficient historical information available to predict the volume of expected future rebates. If we are unable to estimate the expected rebates reasonably, we record a liability for the maximum rebate percentage offered. We have entered certain agreements with group purchasing organizations to sell our products to participating hospitals at negotiated prices. We recognize revenue from these agreements following the same revenue recognition criteria discussed above.

Product Warranty Disclosure [Text Block]
Warranty Obligations
We offer warranties on certain of our product offerings. The majority of our warranty liability relates to implantable devices offered by our CRM business, which include defibrillator and pacemaker systems. Our CRM products come with a standard limited warranty covering the replacement of these devices. We offer a full warranty for a portion of the period post-implant, and a partial warranty for a period of time thereafter. We estimate the costs that we may incur under our warranty programs based on the number of units sold, historical and anticipated rates of warranty claims and cost per claim, and record a liability equal to these estimated costs as cost of products sold at the time the product sale occurs. We assess the adequacy of our recorded warranty liabilities on a quarterly basis and adjust these amounts as necessary.
Changes in our product warranty accrual during 2012, 2011, and 2010 consisted of the following (in millions):

	Year Ended December 31,
	2012	2011	2010
Beginning balance	$30	$43	$55
Provision	8	9	15
Settlements/ reversals	(12)	(22)	(27)
Ending balance	$26	$30	$43

Inventory, Policy [Policy Text Block]
Inventories
We state inventories at the lower of first-in, first-out cost or market. We base our provisions for excess, expired and obsolete inventory primarily on our estimates of forecasted net sales. A significant change in the timing or level of demand for our products as compared to forecasted amounts may result in recording additional provisions for excess, expired and obsolete inventory in the future. Further, the industry in which we participate is characterized by rapid product development and frequent new product introductions. Uncertain timing of next-generation product approvals, variability in product launch strategies, product recalls and variation in product utilization all affect our estimates related to excess, expired and obsolete inventory. Approximately 40 percent of our finished goods inventory as of December 31, 2012 and 2011 was at customer locations pursuant to consignment arrangements.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, Plant and Equipment
We state property, plant, equipment, and leasehold improvements at historical cost. We charge expenditures for maintenance and repairs to expense and capitalize additions and improvements that extend the life of the underlying asset. We provide for depreciation using the straight-line method at rates that approximate the estimated useful lives of the assets. We depreciate buildings and improvements over a 20 to 40 year life; equipment, furniture and fixtures over a three to ten year life; and leasehold improvements over the shorter of the useful life of the improvement or the term of the related lease. Depreciation expense was $288 million in 2012, $296 million in 2011, and $303 million in 2010.

Business Combinations Policy [Policy Text Block]
Valuation of Business Combinations
We allocate the amounts we pay for each acquisition to the assets we acquire and liabilities we assume based on their fair values at the dates of acquisition, including identifiable intangible assets and purchased research and development which either arise from a contractual or legal right or are separable from goodwill. We base the fair value of identifiable intangible assets acquired in a business combination, including purchased research and development, on detailed valuations that use information and assumptions provided by management, which consider management’s best estimates of inputs and assumptions that a market participant would use. We allocate any excess purchase price over the fair value of the net tangible and identifiable intangible assets acquired to goodwill. The use of alternative valuation assumptions, including estimated revenue projections, growth rates, cash flows, discount rates, estimated useful lives and probabilities surrounding the achievement of clinical, regulatory or revenue-based milestones could result in different purchase price allocations and amortization expense in current and future periods. Transaction costs associated with these acquisitions are expensed as incurred through selling, general and administrative costs.
In those circumstances where an acquisition involves a contingent consideration arrangement, we recognize a liability equal to the fair value of the contingent payments we expect to make as of the acquisition date. We re-measure this liability each reporting period and record changes in the fair value through a separate line item within our consolidated statements of operations. Increases or decreases in the fair value of the contingent consideration liability can result from changes in discount periods and rates, as well as changes in the timing and amount of revenue estimates or in the timing or likelihood of achieving regulatory, revenue or commercialization-based milestones.

In Process Research and Development, Policy [Policy Text Block]
Indefinite-lived Intangibles, including In-Process Research and Development
Our indefinite-lived intangible assets that are not subject to amortization primarily include acquired stent and balloon technology, which is foundational to our continuing operations within the Cardiovascular market and other markets within interventional medicine, and purchased research and development intangible assets acquired in a business combination. Our purchased research and development represents intangible assets acquired in a business combination that are used in research and development activities but have not yet reached technological feasibility, regardless of whether they have alternative future use. The primary basis for determining the technological feasibility or completion of these projects is obtaining regulatory approval to market the underlying products in an applicable geographic region. We classify purchased research and development acquired in a business combination as an indefinite-lived intangible asset until the completion or abandonment of the associated research and development efforts. Upon completion of the associated research and development efforts, we will determine the useful life of the technology and begin amortizing the assets to reflect their use over their remaining lives. Upon permanent abandonment, we would write-off the remaining carrying amount of the associated purchased research and development intangible asset. We test our indefinite-lived intangible assets at least annually for impairment and reassess their classification as indefinite-lived assets. We assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that our indefinite-lived intangible assets are impaired. If we conclude that it is more likely than not that the asset is impaired, we then determine the fair value of the intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying value in accordance with ASC Topic 350, Intangibles-Goodwill and Other. If the carrying value exceeds the fair value of the indefinite-lived intangible asset, we write the carrying value down to the fair value.
We use the income approach to determine the fair values of our purchased research and development. This approach calculates fair value by estimating the after-tax cash flows attributable to an in-process project over its useful life and then discounting these after-tax cash flows back to a present value. We base our revenue assumptions on estimates of relevant market sizes, expected market growth rates, expected trends in technology and expected levels of market share. In arriving at the value of the in-process projects, we consider, among other factors: the in-process projects’ stage of completion; the complexity of the work completed as of the acquisition date; the costs already incurred; the projected costs to complete; the contribution of other acquired assets; the expected regulatory path and introduction dates by region; and the estimated useful life of the technology. We apply a market-participant risk-adjusted discount rate to arrive at a present value as of the date of acquisition. We believe that the estimated in-process research and development amounts so determined represent the fair value and do not exceed the amount a third party would pay for the projects. However, if the projects are not successful or completed in a timely manner, we may not realize the financial benefits expected for these projects or for the acquisition as a whole.
We test our purchased research and development intangible assets acquired in a business combination for impairment at least annually during the third quarter, and more frequently if events or changes in circumstances indicate that the assets may be impaired.
For asset purchases outside of business combinations, we expense any purchased research and development assets as of the acquisition date.

Goodwill and Intangible Assets, Intangible Assets, Policy [Policy Text Block]
Amortization and Impairment of Intangible Assets
We record intangible assets at historical cost and amortize them over their estimated useful lives. We use a straight-line method of amortization, unless a method that better reflects the pattern in which the economic benefits of the intangible asset are consumed or otherwise used up can be reliably determined. The approximate useful lives for amortization of our intangible assets is as follows: patents and licenses, two to 20 years; definite-lived technology-related, five to 25 years; customer relationships, five to 25 years; other intangible assets, various.
We review intangible assets subject to amortization quarterly to determine if any adverse conditions exist or a change in circumstances has occurred that would indicate impairment or a change in the remaining useful life. Conditions that may indicate impairment include, but are not limited to, a significant adverse change in legal factors or business climate that could affect the value of an asset, a product recall, or an adverse action or assessment by a regulator. If an impairment indicator exists, we test the intangible asset for recoverability. For purposes of the recoverability test, we group our amortizable intangible assets with other assets and liabilities at the lowest level of identifiable cash flows if the intangible asset does not generate cash flows independent of other assets and liabilities. If the carrying value of the intangible asset (asset group) exceeds the undiscounted cash flows expected to result from the use and eventual disposition of the intangible asset (asset group), we will write the carrying value down to the fair value in the period identified.
We generally calculate fair value of our intangible assets as the present value of estimated future cash flows we expect to generate from the asset using a risk-adjusted discount rate. In determining our estimated future cash flows associated with our intangible assets, we use estimates and assumptions about future revenue contributions, cost structures and remaining useful lives of the asset (asset group). The use of alternative assumptions, including estimated cash flows, discount rates, and alternative estimated remaining useful lives could result in different calculations of impairment. However, we believe our assumptions and estimates are reasonable and represent our best estimates. See Note D - Goodwill and Other Intangible Assets for more information related to impairments of intangible assets during 2012, 2011, and 2010.
For patents developed internally, we capitalize costs incurred to obtain patents, including attorney fees, registration fees, consulting fees, and other expenditures directly related to securing the patent.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]
Goodwill Valuation
Effective as of January 1, 2013, we reorganized our business from geographic regions to fully operationalized global business units. Our reorganization changed our reporting structure and changed the composition of our reporting units for goodwill impairment testing purposes. Following the reorganization, based on information regularly reviewed by our chief operating decision maker, we have three new global reportable segments consisting of: Cardiovascular, Rhythm Management, and MedSurg. We determined our new global reporting units by identifying our operating segments and assessing whether any components of these segments constituted a business for which discrete financial information is available and whether segment management regularly reviews the operating results of any components. Through this process, we identified the following new global reporting units as of January 1, 2013: Interventional Cardiology, Peripheral Interventions, Cardiac Rhythm Management (CRM), Electrophysiology, Endoscopy, Urology/Women's Health, and Neuromodulation. The discussion below relates to our former regional reporting units.
We allocate any excess purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination to goodwill. We test our April 1 goodwill balances during the second quarter of each year for impairment, or more frequently if indicators are present or changes in circumstances suggest that impairment may exist. In performing the assessment, we utilize the two-step approach prescribed under ASC Topic 350, Intangibles-Goodwill and Other. The first step requires a comparison of the carrying value of the reporting units, as defined, to the fair value of these units. We assess goodwill for impairment at the reporting unit level, which is defined as an operating segment or one level below an operating segment, referred to as a component. We determine our reporting units by first identifying our operating segments, and then assess whether any components of these segments constitute a business for which discrete financial information is available and where segment management regularly reviews the operating results of that component. We aggregate components within an operating segment that have similar economic characteristics. For our 2012 impairment assessments, we identified six reporting units within the U.S., including our CRM, Neuromodulation, Endoscopy, Urology/Women's Health, Electrophysiology, and Cardiovascular (consisting of Interventional Cardiology and Peripheral Interventions) franchises, which in aggregate make up the U.S. reportable segment. In addition, we identified four international reporting units, including EMEA, Japan, Asia Pacific and the Americas.
When allocating goodwill from business combinations to our reporting units, we assign goodwill to the reporting units that we expect to benefit from the respective business combination at the time of acquisition. In addition, for purposes of performing our goodwill impairment tests, assets and liabilities, including corporate assets, which relate to a reporting unit’s operations and would be considered in determining its fair value, are allocated to the individual reporting units. We allocate assets and liabilities not directly related to a specific reporting unit, but from which the reporting unit benefits, based primarily on the respective revenue contribution of each reporting unit.
During 2012, 2011, and 2010, we used only the income approach, specifically the discounted cash flow (DCF) method, to derive the fair value of each of our reporting units in preparing our goodwill impairment assessment. This approach calculates fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. We selected this method as being the most meaningful in preparing our goodwill assessments because we believe the income approach most appropriately measures our income producing assets. We have considered using the market approach and cost approach but concluded they are not appropriate in valuing our reporting units given the lack of relevant market comparisons available for application of the market approach and the inability to replicate the value of the specific technology-based assets within our reporting units for application of the cost approach. Therefore, we believe that the income approach represents the most appropriate valuation technique for which sufficient data is available to determine the fair value of our reporting units.
In applying the income approach to our accounting for goodwill, we make assumptions about the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The amount and timing of future cash flows within our DCF analysis is based on our most recent operational budgets, long range strategic plans and other estimates. The terminal value growth rate is used to calculate the value of cash flows beyond the last projected period in our DCF analysis and reflects our best estimates for stable, perpetual growth of our reporting units. We use estimates of market-participant risk-adjusted weighted-average costs of capital (WACC) as a basis for determining the discount rates to apply to our reporting units’ future expected cash flows.
If the carrying value of a reporting unit exceeds its fair value, we then perform the second step of the goodwill impairment test to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the estimated fair value of a reporting unit’s goodwill to its carrying value. If we were unable to complete the second step of the test prior to the issuance of our financial statements and an impairment loss was probable and could be reasonably estimated, we would recognize our best estimate of the loss in our current period financial statements and disclose that the amount is an estimate. We would then recognize any adjustment to that estimate in subsequent reporting periods, once we have finalized the second step of the impairment test. See Note D - Goodwill and Other Intangible Assets for discussion of our goodwill impairment charges.

Equity and Cost Method Investments, Policy [Policy Text Block]
Investments in Publicly Traded and Privately Held Entities
We account for our publicly traded investments as available-for-sale securities based on the quoted market price at the end of the reporting period. We compute realized gains and losses on sales of available-for-sale securities based on the average cost method, adjusted for any other-than-temporary declines in fair value. We account for our investments in privately held entities, for which fair value is not readily determinable, in accordance with ASC Topic 323, Investments – Equity Method and Joint Ventures.
We account for investments in entities over which we have the ability to exercise significant influence under the equity method if we hold 50 percent or less of the voting stock and the entity is not a VIE in which we are the primary beneficiary. We record these investments initially at cost, and adjust the carrying amount to reflect our share of the earnings or losses of the investee, including all adjustments similar to those made in preparing consolidated financial statements. The book value of investments that we accounted for under the equity method of accounting was $16 million as of December 31, 2012 and $7 million as of December 31, 2011. We account for investments in entities in which we have less than a 20 percent ownership interest under the cost method of accounting if we do not have the ability to exercise significant influence over the investee. The aggregate carrying amount of our cost method investments was $13 million as of December 31, 2012 and $16 million as of December 31, 2011. In addition, we had notes receivable from certain companies of $5 million as of December 31, 2012 and $44 million as of December 31, 2011.
Each reporting period, we evaluate our investments to determine if there are any events or circumstances that are likely to have a significant adverse effect on the fair value of the investment. Examples of such impairment indicators include, but are not limited to: a significant deterioration in earnings performance; recent financing rounds at reduced valuations; a significant adverse change in the regulatory, economic or technological environment of an investee; or a significant doubt about an investee’s ability to continue as a going concern. If we identify an impairment indicator, we will estimate the fair value of the investment and compare it to its carrying value. Our estimation of fair value considers all available financial information related to the investee, including valuations based on recent third-party equity investments in the investee. If the fair value of the investment is less than its carrying value, the investment is impaired and we make a determination as to whether the impairment is other-than-temporary. We deem an impairment to be other-than-temporary unless we have the ability and intent to hold an investment for a period sufficient for a market recovery up to the carrying value of the investment. Further, evidence must indicate that the carrying value of the investment is recoverable within a reasonable period. For other-than-temporary impairments, we recognize an impairment loss equal to the difference between an investment’s carrying value and its fair value. Impairment losses on our investments are included in other, net in our consolidated statements of operations.

Income Tax, Policy [Policy Text Block]
Income Taxes
We utilize the asset and liability method of accounting for income taxes. Under this method, we determine deferred tax assets and liabilities based on differences between the financial reporting and tax bases of our assets and liabilities. We measure deferred tax assets and liabilities using the enacted tax rates and laws that will be in effect when we expect the differences to reverse. We reduce our deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that we will not realize some portion or all of the deferred tax assets. We consider relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes our financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities and tax carrybacks, as well as an evaluation of currently available information about future years.
We do not provide income taxes on unremitted earnings of our foreign subsidiaries where we have indefinitely reinvested such earnings in our foreign operations. It is not practical to estimate the amount of income taxes payable on the earnings that are indefinitely reinvested in foreign operations. Unremitted earnings of our foreign subsidiaries that we have indefinitely reinvested in foreign operations are $11.041 billion as of December 31, 2012 and $10.346 billion as of December 31, 2011.
We provide for potential amounts due in various tax jurisdictions. In the ordinary course of conducting business in multiple countries and tax jurisdictions, there are many transactions and calculations where the ultimate tax outcome is uncertain. Judgment is required in determining our worldwide income tax provision. In our opinion, we have made adequate provisions for income taxes for all years subject to audit. Although we believe our estimates are reasonable, the final outcome of open tax matters may be different from that which we have reflected in our historical income tax provisions and accruals. Such differences could have a material impact on our income tax provision and operating results. See Note J - Income Taxes for further information and discussion of our income tax provision and balances.

Legal Costs, Policy [Policy Text Block]
Legal and Product Liability Costs
We are involved in various legal and regulatory proceedings, including intellectual property, breach of contract, securities litigation and product liability suits. In some cases, the claimants seek damages, as well as other relief, which, if granted, could require significant expenditures or impact our ability to sell our products. We are also the subject of certain governmental investigations, which could result in substantial fines, penalties, and administrative remedies. We maintain an insurance policy providing limited coverage against securities claims, and we are substantially self-insured with respect to product liability claims and fully self-insured with respect to intellectual property infringement claims. We generally record losses for claims in excess of the limits of purchased insurance in earnings at the time and to the extent they are probable and estimable. We accrue anticipated costs of settlement, damages, losses for general product liability claims and, under certain conditions, costs of defense, based on historical experience or to the extent specific losses are probable and estimable. Otherwise, we expense these costs as incurred. If the estimate of a probable loss is a range and no amount within the range is more likely, we accrue the minimum amount of the range. We analyze litigation settlements to identify each element of the arrangement. We allocate arrangement consideration to patent licenses received based on estimates of fair value, and capitalize these amounts as assets if the license will provide an on-going future benefit. See Note K - Commitments and Contingencies for discussion of our individual material legal proceedings.

Costs Associated with Exit or Disposal Activities or Restructurings, Policy
Costs Associated with Exit Activities
We record employee termination costs in accordance with ASC Topic 712, Compensation - Nonretirement and Postemployment Benefits, if we pay the benefits as part of an on-going benefit arrangement, which includes benefits provided as part of our domestic severance policy or that we provide in accordance with international statutory requirements. We accrue employee termination costs associated with an on-going benefit arrangement if the obligation is attributable to prior services rendered, the rights to the benefits have vested, the payment is probable and we can reasonably estimate the liability. We account for employee termination benefits that represent a one-time benefit in accordance with ASC Topic 420, Exit or Disposal Cost Obligations. We record such costs into expense over the employee’s future service period, if any. In addition, in conjunction with an exit activity, we may offer voluntary termination benefits to employees. These benefits are recorded when the employee accepts the termination benefits and the amount can be reasonably estimated. Other costs associated with exit activities may include contract termination costs, including costs related to leased facilities to be abandoned or subleased, and impairments of long-lived assets, and are expensed in accordance with ASC Topic 420 and ASC Topic 360, Property, Plant, and Equipment.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Translation of Foreign Currency
We translate all assets and liabilities of foreign subsidiaries from local currency into U.S. dollars using the year-end exchange rate, and translate revenues and expenses at the average exchange rates in effect during the year. We show the net effect of these translation adjustments in our consolidated financial statements as a component of accumulated other comprehensive loss. For any significant foreign subsidiaries located in highly inflationary economies, we would re-measure their financial statements as if the functional currency were the U.S. dollar. We did not record any highly inflationary economy translation adjustments in 2012, 2011 or 2010.
Foreign currency transaction gains and losses are included in other, net in our consolidated statements of operations, net of losses and gains from any related derivative financial instruments. We recognized net foreign currency transaction losses of $18 million in 2012, $12 million in 2011, and $9 million in 2010.

Derivatives, Policy [Policy Text Block]
Financial Instruments
We recognize all derivative financial instruments in our consolidated financial statements at fair value in accordance with ASC Topic 815, Derivatives and Hedging, and we present assets and liabilities associated with our derivative financial instruments on a gross basis in our financial statements. In accordance with Topic 815, for those derivative instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship. Our derivative instruments do not subject our earnings or cash flows to material risk, as gains and losses on these derivatives generally offset losses and gains on the item being hedged. We do not enter into derivative transactions for speculative purposes and we do not have any non-derivative instruments that are designated as hedging instruments pursuant to Topic 815. Refer to Note E – Fair Value Measurements for more information on our derivative instruments.
We recognize all derivative financial instruments in our consolidated financial statements at fair value in accordance with ASC Topic 815, Derivatives and Hedging. In accordance with Topic 815, for those derivative instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship.

Shipping and Handling Cost, Policy [Policy Text Block]
Shipping and Handling Costs
We generally do not bill customers for shipping and handling of our products. Shipping and handling costs of $105 million in 2012, $100 million in 2011, and $88 million in 2010 are included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Research and Development Expense, Policy [Policy Text Block]
Research and Development
We expense research and development costs, including new product development programs, regulatory compliance and clinical research as incurred. Refer to Purchased Research and Development for our policy regarding in-process research and development acquired in connection with our business combinations and asset purchases.

Pension and Other Postretirement Plans, Policy [Policy Text Block]
Employee Retirement Plans
In connection with our 2006 acquisition of Guidant Corporation, we sponsor the Guidant Retirement Plan, a frozen noncontributory defined benefit plan covering a select group of current and former employees. The funding policy for the plan is consistent with U.S. employee benefit and tax-funding regulations. Plan assets, which are maintained in a trust, consist primarily of equity and fixed-income instruments. Further, we sponsor the Guidant Supplemental Retirement Plan, a frozen, nonqualified defined benefit plan for certain former officers and employees of Guidant. The Guidant Supplemental Retirement Plan was funded through a Rabbi Trust that contains segregated company assets used to pay the benefit obligations related to the plan. In addition, certain current and former employees of Guidant are eligible to receive a portion of their healthcare retirement benefits under a frozen defined benefit plan.
In addition, we maintain an Executive Retirement Plan, a defined benefit plan covering executive officers and division presidents. Participants may retire with unreduced benefits once retirement conditions have been satisfied. We also maintain retirement plans covering certain international employees.
We use a December 31 measurement date for these plans and record the underfunded portion as a liability, recognizing changes in the funded status through other comprehensive income.

Earnings Per Share, Policy [Policy Text Block]
Net Income (Loss) per Common Share
We base net income (loss) per common share upon the weighted-average number of common shares and common stock equivalents outstanding during each year. Potential common stock equivalents are determined using the treasury stock method. We exclude stock options whose effect would be anti-dilutive from the calculation.

Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies (Policies) [Abstract]
ASC Topic 820, Fair Value Measurements and Disclosures
We determine the fair value of our derivative instruments using the framework prescribed by ASC Topic 820, Fair Value Measurements and Disclosures, by considering the estimated amount we would receive or pay to transfer these instruments at the reporting date and by taking into account current interest rates, foreign currency exchange rates, the creditworthiness of the counterparty for assets, and our creditworthiness for liabilities. In certain instances, we may utilize financial models to measure fair value. Generally, we use inputs that include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; other observable inputs for the asset or liability; and inputs derived principally from, or corroborated by, observable market data by correlation or other means.
ASC Update No. 2011-04
In May 2011, the FASB issued ASC Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. Update No. 2011-04 clarifies the FASB's intent about the application of certain existing fair value measurement and disclosure requirements and changes certain principles or requirements for measuring or disclosing information about fair value. It requires, for all Level 3 fair value measurements, new quantitative information about significant unobservable inputs used. We adopted Update No. 2011-04 beginning in our first quarter ended March 31, 2012. The adoption of Update No. 2011-04 did not impact our results of operations or financial position. See Note B - Acquisitions and Note D - Goodwill and Other Intangible Assets for relevant disclosures.

ASC Topic 815, Derivatives and Hedging
Financial Instruments
We recognize all derivative financial instruments in our consolidated financial statements at fair value in accordance with ASC Topic 815, Derivatives and Hedging, and we present assets and liabilities associated with our derivative financial instruments on a gross basis in our financial statements. In accordance with Topic 815, for those derivative instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship. Our derivative instruments do not subject our earnings or cash flows to material risk, as gains and losses on these derivatives generally offset losses and gains on the item being hedged. We do not enter into derivative transactions for speculative purposes and we do not have any non-derivative instruments that are designated as hedging instruments pursuant to Topic 815. Refer to Note E – Fair Value Measurements for more information on our derivative instruments.
We recognize all derivative financial instruments in our consolidated financial statements at fair value in accordance with ASC Topic 815, Derivatives and Hedging. In accordance with Topic 815, for those derivative instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship.

Comprehensive Income Disclosure [Text Block]
ASC Update No. 2011-05
In May 2011, the FASB issued ASC Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Update No. 2011-05 requires that net income, items of other comprehensive income and total comprehensive income be presented in one continuous statement or two separate consecutive statements. The amendments in this update also require that reclassifications from other comprehensive income to net income be presented on the face of the financial statements. We adopted Update No. 2011-05 beginning in our first quarter ended March 31, 2012. Update No. 2011-05 is related to presentation only and its adoption did not impact our results of operations or financial position. See our Consolidated Statements of Comprehensive Income for relevant presentation for additional information.

Subsequent Events, Policy [Policy Text Block]
Subsequent Events
We evaluate events occurring after the date of our accompanying consolidated balance sheets for potential recognition or disclosure in our financial statements. We did not identify any material subsequent events requiring adjustment to our accompanying consolidated financial statements (recognized subsequent events). Those items requiring disclosure (unrecognized subsequent events) in the financial statements have been disclosed accordingly. Refer to Note K– Commitments and Contingencies, Note L - Stockholders' Equity and Note H - Restructuring-Related Activities for more information.

Goodwill and Intangible Assets, Policy [Policy Text Block]
ASC Update No. 2012-02
In July 2012, the FASB issued ASC Update No. 2012-02, Intangibles - Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. Update No. 2012-02 provides companies with the option to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If the company concludes that it is more likely than not that the asset is impaired, it is required to determine the fair value of the intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying value in accordance with Topic 350. If the company concludes otherwise, no further quantitative assessment is required. We adopted Update No. 2012-02 beginning in our third quarter ended September 30, 2012. The adoption of Update No. 2012-02 did not impact our results of operations or financial position. See Note B - Acquisitions and Note D - Goodwill and Other Intangible Assets for relevant disclosures.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents
We record cash and cash equivalents in our consolidated balance sheets at cost, which approximates fair value. Our policy is to invest excess cash in short-term marketable securities earning a market rate of interest without assuming undue risk to principal, and we limit our direct exposure to securities in any one industry or issuer. We consider all highly liquid investments purchased with a remaining maturity of three months or less at the time of acquisition to be cash equivalents.
We record available-for-sale investments at fair value and exclude unrealized gains and temporary losses on available-for-sale securities from earnings, reporting such gains and losses, net of tax, as a separate component of stockholders’ equity, until realized. We compute realized gains and losses on sales of available-for-sale securities based on the average cost method, adjusted for any other-than-temporary declines in fair value. We held no available-for-sale securities during 2012, 2011 and 2010.

Concentration Risk Disclosure [Text Block]
Concentrations of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, derivative financial instrument contracts and accounts and notes receivable. Our investment policy limits exposure to concentrations of credit risk and changes in market conditions. Counterparties to financial instruments expose us to credit-related losses in the event of nonperformance. We transact our financial instruments with a diversified group of major financial institutions with investment grade credit ratings and actively monitor their credit ratings and our outstanding positions to limit our credit exposure. We provide credit, in the normal course of business, to hospitals, healthcare agencies, clinics, doctors' offices and other private and governmental institutions and generally do not require collateral. We record our accounts receivable in our consolidated balance sheets at net realizable value. We perform on-going credit evaluations of our customers and maintain allowances for potential credit losses, based on historical information and management's best estimates. Amounts determined to be uncollectible are written off against this reserve. We recorded write-offs of uncollectible accounts receivable of $7 million in 2012, $13 million in 2011, and $15 million in 2010. We are not dependent on any single institution and no single customer accounted for more than ten percent of our net sales in 2012, 2011, or 2010 or accounts receivable at December 31, 2012 or 2011; however, large group purchasing organizations, hospital networks and other buying groups have become increasingly important to our business and represent a substantial portion of our U.S. net sales.
We closely monitor outstanding receivables for potential collection risks, including those that may arise from economic conditions, in both the U.S. and international economies. Our European sales to government-owned or supported customers in Southern Europe, specifically Greece, Italy, Spain and Portugal are subject to an increased number of days outstanding above historical levels prior to payment due to the fiscal and debt crises in these countries. Historically, receivable balances with certain publicly-owned hospitals in these countries accumulate over a period of time and are then subsequently settled as large lump sum payments. While we believe our allowance for doubtful accounts in these countries is adequate as of December 31, 2012, if significant changes were to occur in the payment practices of these European governments or if government funding becomes unavailable, we may not be able to collect on receivables due to us from these customers and our write-offs of uncollectible amounts may increase. As of December 31, 2012, our net receivables in these countries greater than 180 days past due totaled $51 million, of which $17 million were past due greater than 365 days.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Schedule of Product Warranty Liability [Table Text Block]

	Year Ended December 31,
	2012	2011	2010
Beginning balance	$30	$43	$55
Provision	8	9	15
Settlements/ reversals	(12)	(22)	(27)
Ending balance	$26	$30	$43

Schedule of Accumulated Benefit Obligations in Excess of Fair Value of Plan Assets [Table Text Block]

	As of December 31, 2012			As of December 31, 2011
(in millions)	Projected Benefit Obligation (PBO)	Fair value of Plan Assets	Underfunded PBO Recognized	Projected Benefit Obligation (PBO)	Fair value of Plan Assets	Underfunded PBO Recognized
Executive Retirement Plan	$13	$—	$13	$14		$14
Guidant Retirement Plan (frozen)	131	87	44	118	75	43
Guidant Supplemental Retirement Plan (frozen)	34	—	34	32		32
Guidant Healthcare Retirement Benefit Plan (frozen)	5	—	5	10		10
International Retirement Plans	85	43	42	75	40	35
	$268	$130	$138	$249	$115	$134

Schedule of Defined Benefit Plans Disclosures [Table Text Block]

			Long-Term Healthcare	Rate of
	Discount Rate	Expected Return on Plan Assets	Cost Trend Rate	Compensation Increase
Executive Retirement Plan	3.50%			3.00%
Guidant Retirement Plan (frozen)	4.25%	7.50%
Guidant Supplemental Retirement Plan (frozen)	4.00%
Guidant Healthcare Retirement Benefit Plan (frozen)	1.75%		5.00%
International Retirement Plans	1.00% - 4.00%	2.75% - 4.00%		3.00%

Schedule of Changes in Fair Value of Plan Assets [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011
Beginning fair value	$115	$113
Actual return on plan assets	11	—
Employer contributions	20	17
Benefits paid	(13)	(13)
Net transfers in (out)	—	(3)
Foreign currency exchange	(3)	1
Ending fair value	$130	$115

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Description of Unobservable Inputs Used In Level 3 Fair Value Measurements [Line Items]
Description of unobservable inputs used in Level 3 fair value measurements [Table Text Block]
The recurring Level 3 fair value measurements of our contingent consideration liability include the following significant unobservable inputs:

Contingent Consideration Liability	Fair Value as of December 31, 2012	Valuation Technique	Unobservable Input	Range
R&D, Regulatory and Commercialization-based Milestones	$212 million	Probability Weighted Discounted Cash Flow	Discount Rate	0.9% - 2.4%
			Probability of Payment	0% - 95%
			Projected Year of Payment	2013 - 2017
Revenue-based Payments	$218 million	Discounted Cash Flow	Discount Rate	12% - 18%
			Probability of Payment	65% - 100%
			Projected Year of Payment	2013 - 2018
	$233 million	Monte Carlo	Revenue Volatility	15% - 29%
			Risk Free Rate	LIBOR Term Structure
			Projected Year of Payment	2013-2018
The nonrecurring Level 3 fair value measurements of the impairment charges taken in the second quarter of 2012 included the following significant unobservable inputs:

Intangible Asset	Fair Value as of April 1, 2012	Valuation Technique	Unobservable Input	Range
In-Process R&D	$184 million	Income Approach - Excess Earnings Method	Discount Rate	20%
The nonrecurring Level 3 fair value measurements of the impairment charges taken in the third quarter of 2012 included the following significant unobservable inputs:

Intangible Asset	Fair Value as of July 1, 2012	Valuation Technique	Unobservable Input	Range
In-Process R&D	$26 million	Income Approach - Excess Earnings Method	Discount Rate	20%-25%

Business Combination, Goodwill Recognized, Segment Allocation	Goodwill was established due primarily to revenue and cash flow projections associated with future technologies, as well as synergies expected to be gained from the integration of these businesses into our existing operations, and has been allocated to our reportable segments based on the relative expected benefit. See Note D - Goodwill and Other Intangible Assets for more information related to goodwill allocated to our reportable segments.
Schedule of Business Acquisitions by Acquisition, Contingent Consideration [Table Text Block]
Changes in our contingent consideration liability were as follows (in millions):

Balance as of December 31, 2010	$(71)
Amounts recorded related to new acquisitions	(287)
Net fair value adjustments	(7)
Payments made	7
Balance as of December 31, 2011	$(358)
Amounts recorded related to new acquisitions	(465)
Net fair value adjustments	6
Payments made	154
Balance as of December 31, 2012	$(663)

Schedule of Purchase Price Allocation [Table Text Block]
The following summarizes the aggregate purchase price allocation for the 2011 acquisitions (in millions):

Goodwill	$266
Amortizable intangible assets	97
Indefinite-lived intangible assets	470
Deferred income taxes	(121)
$712
The following summarizes the purchase price allocations:

(in millions)	Total
Goodwill	$81
Amortizable intangible assets	175
Indefinite-lived intangible assets	45
Other net assets	3
Deferred income taxes	(36)
$268
Purchase Price Allocation
The components of the aggregate purchase price as of the acquisition date for acquisitions consummated in 2011 are as follows (in millions):

Cash, net of cash acquired	$370
Fair value of contingent consideration	287
Prior investments	55
$712

Cash, net of cash acquired	$366
Fair value of contingent consideration	465
Fair value of prior interests	79
Fair value of debt assumed	9
$919

Goodwill	$563
Amortizable intangible assets	189
Indefinite-lived intangible assets	132
Other net assets	15
Deferred income taxes	20
$919
The components of the purchase price as of the acquisition date for our 2010 acquisitions are as follows:

(in millions)	Total
Cash	$199
Fair value of contingent consideration	69
$268

Schedule of Finite-Lived and Indefinite Lived Intangible Assets Acquired as Part of Business Combination [Table Text Block] [Table Text Block]
We allocated the purchase price to specific intangible asset categories as follows:

	Amount Assigned (in millions)	Weighted Average Amortization Period (in years)	Range of Risk-Adjusted Discount Rates used in Purchase Price Allocation
Amortizable intangible assets
Technology-related	$175	11.9	28.0% - 35.5%

Indefinite-lived intangible assets
Purchased research and development	45		29.0% - 36.0%
	$220
We allocated the aggregate purchase price to specific intangible asset categories as follows:

	Amount Assigned (in millions)	Weighted Average Amortization Period (in years)	Range of Risk- Adjusted Discount Rates used in Purchase Price Allocation
Amortizable intangible assets
Technology-related	$97	7	23% - 25%
Indefinite-lived intangible assets
Purchased research and development	470		23% - 30%
	$567

Business Acquisition, Purchase Price Allocation, Intangible Assets, Description	We allocated a portion of the preliminary purchase price to specific intangible asset categories as of the respective acquisition dates as follows: AmountAssigned(in millions) WeightedAverageAmortizationPeriod(in years) Range of Risk-Adjusted DiscountRates used inPurchase PriceAllocationAmortizable intangible assets: Technology-related$187 8 14% to 28% Customer relationships2 5 14%Indefinite-lived intangible assets: Purchased research and development132 14% to 28% $321

Goodwill and Other Intangible Assets Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets [Abstract]
Schedule of Goodwill [Table Text Block]
The following is a rollforward of our goodwill balance by global reportable segment:

(in millions)	Cardiovascular	Rhythm Management	MedSurg	Total
Balance as of December 31, 2010	$4,372	$2,342	$3,472	$10,186
Purchase price adjustments	(3)	(2)	11	6
Goodwill acquired	173	18	75	266
Goodwill written off	—	(697)	—	(697)
Balance as of December 31, 2011	$4,542	$1,661	$3,558	$9,761
Purchase price adjustments	—	(1)	—	(1)
Goodwill acquired	186	327	50	563
Goodwill written off	(1,479)	(1,410)	(1,461)	(4,350)
Balance as of December 31, 2012	$3,249	$577	$2,147	$5,973
The following is a rollforward of our goodwill balance by reportable segment:

(in millions)	United States	EMEA	Japan	Inter-Continental	Total
Balance as of December 31, 2010	$5,189	$3,915	$551	$531	$10,186
Purchase price adjustments	14	(10)	2		6
Goodwill acquired	161	99	1	5	266
Goodwill written off	(697)				(697)
Balance as of December 31, 2011	$4,667	$4,004	$554	$536	$9,761
Purchase price adjustments	(2)	—	—	1	(1)
Goodwill acquired	292	154	31	86	563
Goodwill written off	(748)	(3,602)	—		(4,350)
Balance as of December 31, 2012	$4,209	$556	$585	$623	$5,973

Description of unobservable inputs used in Level 3 fair value measurements [Table Text Block]
The recurring Level 3 fair value measurements of our contingent consideration liability include the following significant unobservable inputs:

Contingent Consideration Liability	Fair Value as of December 31, 2012	Valuation Technique	Unobservable Input	Range
R&D, Regulatory and Commercialization-based Milestones	$212 million	Probability Weighted Discounted Cash Flow	Discount Rate	0.9% - 2.4%
			Probability of Payment	0% - 95%
			Projected Year of Payment	2013 - 2017
Revenue-based Payments	$218 million	Discounted Cash Flow	Discount Rate	12% - 18%
			Probability of Payment	65% - 100%
			Projected Year of Payment	2013 - 2018
	$233 million	Monte Carlo	Revenue Volatility	15% - 29%
			Risk Free Rate	LIBOR Term Structure
			Projected Year of Payment	2013-2018
The nonrecurring Level 3 fair value measurements of the impairment charges taken in the second quarter of 2012 included the following significant unobservable inputs:

Intangible Asset	Fair Value as of April 1, 2012	Valuation Technique	Unobservable Input	Range
In-Process R&D	$184 million	Income Approach - Excess Earnings Method	Discount Rate	20%
The nonrecurring Level 3 fair value measurements of the impairment charges taken in the third quarter of 2012 included the following significant unobservable inputs:

Intangible Asset	Fair Value as of July 1, 2012	Valuation Technique	Unobservable Input	Range
In-Process R&D	$26 million	Income Approach - Excess Earnings Method	Discount Rate	20%-25%

Schedule of Impaired Intangible Assets [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011	2010
Technology-related		$9	$65
Purchased research and development	$142	12	—
	$142	$21	$65

Schedule of Intangible Assets and Goodwill [Table Text Block]

	As of December 31, 2012		As of December 31, 2011
	Gross Carrying	Accumulated Amortization/	Gross Carrying	Accumulated Amortization/
(in millions)	Amount	Write-offs	Amount	Write-offs
Amortizable intangible assets
Technology-related	$8,020	$(3,005)	$7,823	$(2,734)
Patents	559	(352)	539	(331)
Other intangible assets	810	(428)	808	(376)
	$9,389	$(3,785)	$9,170	$(3,441)
Unamortizable intangible assets
Goodwill	$15,450	$(9,477)	$14,888	$(5,127)
Technology-related	242		242
	$15,692	$(9,477)	$15,130	$(5,127)

Schedule of Expected Amortization Expense [Table Text Block]

Estimated Amortization Expense
Fiscal Year	(in millions)

2013	$407
2014	424
2015	429
2016	428
2017	417

Asset Impairment Charges [Text Block]
The following is a rollforward of accumulated goodwill write-offs by global reportable segment:

(in millions)	Cardiovascular	Rhythm Management	MedSurg	Total
Accumulated write-offs as of December 31, 2010	$—	$(4,430)	$—	(4,430)
Goodwill written off	—	(697)	—	(697)
Accumulated write-offs as of December 31, 2011	$—	$(5,127)	—	$(5,127)
Goodwill written off	(1,479)	(1,410)	(1,461)	(4,350)
Accumulated write-offs as of December 31, 2012	$(1,479)	$(6,537)	$(1,461)	$(9,477)
The following is a rollforward of accumulated goodwill write-offs by reportable segment:

	United			Inter-
(in millions)	States	EMEA	Japan	Continental	Total
Accumulated write-offs as of December 31, 2010	$(4,430)				$(4,430)
Goodwill written off	(697)				(697)
Accumulated write-offs as of December 31, 2011	$(5,127)				$(5,127)
Goodwill written off	(748)	(3,602)			(4,350)
Accumulated write-offs as of December 31, 2012	$(5,875)	$(3,602)			$(9,477)

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Measurements (Tables) [Abstract]
Gains (losses) recognized in earnings for derivatives designed as hedging instruments
The following presents the effect of our derivative instruments designated as cash flow hedges under Topic 815 on our accompanying consolidated statements of operations during 2012 and 2011 (in millions):

	Amount of Pre-tax Gain (Loss) Recognized in OCI (Effective Portion)	Amount of Pre-tax Gain (Loss) Reclassified from AOCI into Earnings (Effective Portion)	Location in Statement of Operations
Year Ended December 31, 2012
Interest rate hedge contracts		$2	Interest expense
Currency hedge contracts	$95	(39)	Cost of products sold
	$95	$(37)
Year Ended December 31, 2011
Interest rate hedge contracts		$1	Interest expense
Currency hedge contracts	$(66)	(95)	Cost of products sold
	$(66)	$(94)

Classification of derivative assets and liabilities within level 2
The following are the balances of our derivative assets and liabilities as of December 31, 2012 and December 31, 2011:

		As of
		December 31,	December 31,
(in millions)	Location in Balance Sheet (1)	2012	2011
Derivative Assets:
Designated Hedging Instruments
Currency hedge contracts	Prepaid and other current assets	$25	$31
Currency hedge contracts	Other long-term assets	63	20
		88	51
Non-Designated Hedging Instruments
Currency hedge contracts	Prepaid and other current assets	33	36
Total Derivative Assets		$121	$87

Derivative Liabilities:
Designated Hedging Instruments
Currency hedge contracts	Other current liabilities	$20	$69
Currency hedge contracts	Other long-term liabilities	10	49
		30	118
Non-Designated Hedging Instruments
Currency hedge contracts	Other current liabilities	27	13
Total Derivative Liabilities		$57	$131

Assets and liabilities measured at fair value on a recurring basis
Assets and liabilities measured at fair value on a recurring basis consist of the following as of December 31, 2012 and December 31, 2011:

	As of December 31, 2012				As of December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets
Money market and government funds	$39			$39	$78			$78
Currency hedge contracts		$121		121		$87		87
	$39	$121		$160	$78	$87		$165
Liabilities
Currency hedge contracts		$57		$57		$131		$131
Accrued contingent consideration			$663	663			$358	358
		$57	$663	$720		$131	$358	$489

Changes in the fair value of recurring fair value measurements using Level 3 inputs	Our recurring fair value measurements using significant unobservable inputs (Level 3) relate solely to our contingent consideration liability
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
NetGainsand LossesonDerivatives not designated as hedging instruments [Table Text Block]

in millions	Year Ended			Location in Statement of Operations
	December 31,
	2012	2011	2010
Gain (loss) on currency hedge contracts	$23	$12	$(77)	Other, net
Gain (loss) on foreign currency transaction exposures	(41)	(24)	68	Other, net
Net foreign currency gain (loss)	$(18)	$(12)	$(9)

Borrowings and Credit Arrangements (Tables)	12 Months Ended
Dec. 31, 2012
Borrowings and Credit Arrangements (Tables) [Abstract]
Terms of senior notes [Table Text Block]
Our senior notes consist of the following as of December 31, 2012:

	Amount (in millions)	Issuance Date	Maturity Date	Semi-annual Coupon Rate
June 2014 Notes	$600	June 2004	June 2014	5.450%
January 2015 Notes	850	December 2009	January 2015	4.500%
November 2015 Notes	400	November 2005	November 2015	5.500%
June 2016 Notes	600	June 2006	June 2016	6.400%
January 2017 Notes	250	November 2004	January 2017	5.125%
January 2020 Notes	850	December 2009	January 2020	6.000%
November 2035 Notes	350	November 2005	November 2035	6.250%
January 2040 Notes	300	December 2009	January 2040	7.375%
	$4,200

Schedule of debt maturities
The debt maturity schedule for the significant components of our debt obligations as of December 31, 2012 is as follows:

(in millions)	2013	2014	2015	2016	2017	Thereafter	Total
Senior notes		$600	$1,250	$600	$250	$1,500	$4,200
		$600	$1,250	$600	$250	$1,500	$4,200

Note:	The table above does not include unamortized discounts associated with our senior notes, or amounts related to interest rate contracts used to hedge the fair value of certain of our senior notes.

Summary of term loan and revolving credit facility agreement compliance with debt covenants
As of December 31, 2012, we had outstanding letters of credit of $94 million, as compared to $128 million as of December 31, 2011, which consisted primarily of bank guarantees and collateral for workers' compensation insurance arrangements. As of December 31, 2012 and 2011, none of the beneficiaries had drawn upon the letters of credit or guarantees; accordingly, we have not recognized a related liability for our outstanding letters of credit in our consolidated balance sheets as of December 31, 2012 or 2011. We believe we will generate sufficient cash from operations to fund these payments and intend to fund these payments without drawing on the letters of credit.
Our revolving credit facility agreement requires that we maintain certain financial covenants, as follows:

	Covenant Requirement	December 31, 2012
Maximum leverage ratio (1)	3.5 times	2.4 times
Minimum interest coverage ratio (2)	3.0 times	6.9 times

(1)	Ratio of total debt to consolidated EBITDA, as defined by the credit agreement, for the preceding four consecutive fiscal quarters.

(2)	Ratio of consolidated EBITDA, as defined by the credit agreement, to interest expense for the preceding four consecutive fiscal quarters.

Leases (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Operating Leases of Lessee Disclosure [Table Text Block]	Future minimum rental commitments as of December 31, 2012 under other noncancelable lease agreements are as follows (in millions):

2013	$69
2014	50
2015	40
2016	33
2017	23
Thereafter	44

$259

Restructuring Related Activities (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring and Related Cost [Line Items]
Impact of restructuring costs on the accompanying financial statements

Year Ended December 31, 2010
(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
Restructuring charges	$70			$11	$35	$116
Restructuring-related expenses:
Cost of products sold		$7	$41			48
Selling, general and administrative expenses					5	5
		7	41		5	53
	$70	$7	$41	$11	$40	$169

(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
2010 Restructuring plan	$66			$11	$33	$110
Plant Network Optimization program	4	$7	$28			39
2007 Restructuring plan			13		7	20
	$70	$7	$41	$11	$40	$169

The following presents these costs by major type and line item within our accompanying consolidated statements of operations, as well as by program:

Year Ended December 31, 2012
(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
Restructuring charges	$79			$14	$43	$136
Restructuring-related expenses:
Cost of products sold			$8			8
Selling, general and administrative expenses		$2			14	16
	—	2	8	—	14	24
	$79	$2	$8	$14	$57	$160

(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
2011 Restructuring plan	$78	$2		$14	$55	$149
2010 Restructuring plan	1				2	3
Plant Network Optimization program			$8			8
	$79	$2	$8	$14	$57	$160

Year Ended December 31, 2011
(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
Restructuring charges	$55				$34	$89
Restructuring-related expenses:
Cost of products sold		$9	$27			36
Selling, general and administrative expenses					4	4
	—	9	27	—	4	40
	$55	$9	$27	$—	$38	$129

(in millions)	Termination Benefits	Accelerated Depreciation	Transfer Costs	Fixed Asset Write-offs	Other	Total
2011 Restructuring plan	$21				$14	$35
2010 Restructuring plan	24	$1			24	49
Plant Network Optimization program	10	8	$27			45
	$55	$9	$27	$—	$38	$129

Cash payments associated with restructuring initiatives
We made cash payments of $149 million in 2012 associated with restructuring initiatives pursuant to these plans, and have made total cash payments of $375 million related to our 2011 Restructuring plan, 2010 Restructuring plan and Plant Network Optimization program since committing to each plan. Each of these payments was made using cash generated from operations, and are comprised of the following:

(in millions)	2011 Restructuring plan	2010 Restructuring plan	Plant Network Optimization	Total
Year Ended December 31, 2012
Termination benefits	$60	$4	$24	$88
Transfer costs			8	8
Other	53			53
	$113	$4	$32	$149

Program to Date
Termination benefits	$63	$89	$29	$181
Transfer costs			73	73
Other	65	56		121
	$128	$145	$102	$375
We also made cash payments of $5 million during 2012 associated with our 2007 Restructuring plan and have made total cash payments of approximately $375 million related to the 2007 Restructuring plan since committing to the plan in the fourth quarter of 2007.

Summary of accrued expenses within accompanying unaudited condensed consolidated balance sheets
The following is a rollforward of the termination benefit liability associated with our 2011 Restructuring plan, 2010 Restructuring plan and Plant Network Optimization program, since the inception of the respective plan, which is reported as a component of accrued expenses included in our accompanying consolidated balance sheets:

	Restructuring Plan Termination Benefits
			Plant Network
(in millions)	2011	2010	Optimization	Total
Accrued as of December 31, 2009			$22	$22
Charges		$66	4	70
Cash payments		(45)		(45)
Accrued as of December 31, 2010		21	26	47
Charges	$21	24	10	55
Cash payments	(3)	(39)	(3)	(45)
Accrued as of December 31, 2011	18	6	33	57
Charges	78	1	—	79
Cash payments	(60)	(4)	(24)	(88)
Accrued as of December 31, 2012	$36	$3	$9	$48

In addition to our accrual for termination benefits, we had a $5 million liability as of December 31, 2012 and a $3 million liability as of December 31, 2011 for other restructuring-related items.

Cumulative Restructuring Charges [Text Block]
We have incurred cumulative restructuring charges related to our 2011 Restructuring plan, 2010 Restructuring plan and Plant Network Optimization program of $355 million and restructuring-related costs of $125 million since we committed to each plan. The following presents these costs by major type and by plan:

(in millions)	2011 Restructuring plan	2010 Restructuring plan	Plant Network Optimization	Total
Termination benefits	$99	$90	$36	$225
Fixed asset write-offs	14	11		25
Other	54	51		105
Total restructuring charges	167	152	36	355
Accelerated depreciation	2		22	24
Transfer costs			74	74
Other	15	8		23
Restructuring-related expenses	17	8	96	121
	$184	$160	$132	$476

2011 Restructuring Plan [Member]
Restructuring and Related Cost [Line Items]
Impact of restructuring costs on the accompanying financial statements
The following provides a summary of our expected total costs associated with the plan by major type of cost:

Type of cost	Total estimated amount expected to be incurred
Restructuring charges:
Termination benefits	$185 million to $210 million
Other (1)	$70 million to $90 million
Restructuring-related expenses:
Other (2)	$45 million to $55 million
$300 million to $355 million

2010 Restructuring Plan [Member]
Restructuring and Related Cost [Line Items]
Impact of restructuring costs on the accompanying financial statements
The following provides a summary of our costs associated with the plan by major type of cost:

Type of cost	Total amount incurred
Restructuring charges:
Termination benefits	$90 million
Fixed asset write-offs	$11 million
Other (1)	$51 million
Restructuring-related expenses:
Other (2)	$8 million
$160 million

Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Impact of restructuring costs on the accompanying financial statements
The following provides a summary of our estimates of costs associated with the Plant Network Optimization program by major type of cost:

Type of cost	Total estimated amount expected to be incurred
Restructuring charges:
Termination benefits	$36 million

Restructuring-related expenses:
Accelerated depreciation	$22 million
Transfer costs (1)	$74 million to $77 million
$132 million to $135 million

Supplemental Balance Sheet Information (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Balance Sheet Information (Tables) [Abstract]
Trade accounts receivable, net

	As of
(in millions)	December 31, 2012	December 31, 2011
Accounts receivable	$1,336	$1,362
Less: allowance for doubtful accounts	(88)	(81)
Less: allowance for sales returns	(31)	(35)
	$1,217	$1,246

Rollforward of allowances for doubtful accounts

	Year Ended December 31,
(in millions)	2012	2011	2010
Beginning balance	$81	$83	$71
Net charges to expenses	14	11	27
Utilization of allowances	(7)	(13)	(15)
Ending balance	$88	$81	$83

Inventories

	As of
(in millions)	December 31, 2012	December 31, 2011
Finished goods	$598	$637
Work-in-process	70	71
Raw materials	216	223
	$884	$931

Property, plant and equipment, net

	As of
(in millions)	December 31, 2012	December 31, 2011
Land	$81	$111
Buildings and improvements	873	923
Equipment, furniture and fixtures	2,348	1,919
Capital in progress	218	230
	3,520	3,183
Less: accumulated depreciation	1,956	1,513
	$1,564	$1,670

Accrued expenses

	As of
(in millions)	December 31, 2012	December 31, 2011
Legal reserves	$100	$129
Payroll and related liabilities	452	466
Accrued contingent consideration	120	37
Other	612	695
	$1,284	$1,327

Other long-term liabilities

	As of
(in millions)	December 31, 2012	December 31, 2011
Legal reserves	$391	$170
Accrued income taxes	1,215	1,095
Accrued contingent consideration	543	321
Other long-term liabilities	398	422
	$2,547	$2,008

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes (Tables) [Abstract]
Tax rate

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory income tax rate	(35.0)%	35.0%	(35.0)%
State income taxes, net of federal benefit	(0.2)%	0.5%	0.3%
State law changes on deferred tax		(1.2)%
Effect of foreign taxes	(3.7)%	(63.7)%	(20.4)%
Non-deductible acquisition expenses		(1.9)%
Research credit		(3.4)%	(6.0)%
Valuation allowance	0.3%	(2.9)%	2.5%
Divestitures		25.4%
Goodwill impairment charges	36.4%	38.0%	59.8%
Non-deductible expenses	0.1%	5.7%	1.8%
Other, net	1.1%	(0.2)%	(2.8)%
	(1.0)%	31.3%	0.2%

Summary of Income Tax Contingencies [Table Text Block]

	Year Ended December 31,
	2012	2011	2010
		(restated)
Beginning Balance	$987	$965	$1,038
Additions based on positions related to the current year	54	104	55
Additions based on positions related to prior years	43	8	44
Reductions for tax positions of prior years	(27)	(72)	(124)
Settlements with taxing authorities	(1)	(3)	(35)
Statute of limitation expirations	(4)	(15)	(13)
Ending Balance	$1,052	$987	$965

Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011	2010
Domestic	$(1,265)	$(437)	$(1,910)
Foreign	(2,842)	1,079	847
	$(4,107)	$642	$(1,063)

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]

	As of December 31,
(in millions)	2012	2011
Deferred Tax Assets:
Inventory costs, intercompany profit and related reserves	$136	$181
Tax benefit of net operating loss and credits	497	440
Reserves and accruals	300	232
Restructuring-related charges and purchased research and development	13	20
Litigation and product liability reserves	48	53
Unrealized gains and losses on derivative financial instruments		22
Investment write-down	13	38
Stock-based compensation	171	219
Federal benefit of uncertain tax positions	157	141
Other	54	10
	1,389	1,356
Less valuation allowance	(316)	(362)
	1,073	994
Deferred Tax Liabilities:
Property, plant and equipment	101	118
Unrealized gains and losses on derivative financial instruments	21
Intangible assets	2,187	2,241
Other	1	14
	2,310	2,373
Net Deferred Tax Liabilities	$1,237	$1,379

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011	2010
Current
Federal	$33	$45	$(83)
State		8	9
Foreign	139	91	125
	172	144	51

Deferred
Federal	(204)	86	(25)
State	(7)	(8)	(4)
Foreign		(21)	(20)
	(211)	57	(49)
	$(39)	$201	$2

Deferred tax assets and liabilities, balance sheet presentation [Table Text Block]
Our deferred tax assets and liabilities are included in the following locations within our accompanying consolidated balance sheets (in millions):

	Location in	As of December 31,
Component	Balance Sheet	2012	2011
Current deferred tax asset	Deferred income taxes	$433	$458
Non-current deferred tax asset	Other long-term assets	54	31
Deferred Tax Assets		487	489
Current deferred tax liability	Other current liabilities	11	3
Non-current deferred tax liability	Deferred income taxes	1,713	1,865
Deferred Tax Liabilities		1,724	1,868
Net Deferred Tax Liabilities		$1,237	$1,379

Stock Ownership Plans (Tables)	12 Months Ended
Dec. 31, 2012
Stock Ownership Plans [Abstract]
Schedule of Share-based Compensation, Employee Stock Purchase Plan, Activity [Table Text Block]
Information related to shares issued or to be issued in connection with the employee stock purchase plan based on employee contributions and the range of purchase prices is as follows:

(shares in thousands)	2012	2011	2010
Shares issued or to be issued	3,979	3,830	4,358
Range of purchase prices	$4.82 - $5.16	$4.81 - $6.22	$5.22 - $5.31

Schedule of Unrecognized Compensation Cost, Nonvested Awards [Table Text Block]
We expect to recognize the following future expense for awards outstanding as of December 31, 2012:

	Unrecognized Compensation Cost (in millions)(1)	Weighted Average Remaining Vesting Period (in years)
Stock options	$25
Non-vested stock awards	128
	$153	1.5

(1)	Amounts presented represent compensation cost, net of estimated forfeitures.

Market-based awards, valuation assumptions [Table Text Block]
We determined the fair value of the 2012 market-based awards to be approximately $8 million and the fair value of the 2011 market-based awards to be approximately $8 million, based on Monte Carlo simulations, utilizing the following assumptions:

	2012	2011	2010
	Awards	Awards	Awards
Stock price on date of grant	$6.28	$7.16	$7.41
Measurement period (in years)	3.0	3.0	3.0
Risk-free rate	0.38%	1.10%	1.29%

Schedule of Share-based Compensation, Restricted Stock Units Award Activity [Table Text Block]
Information related to non-vested stock awards during 2012, 2011, and 2010 is as follows:

	Non-Vested Stock Award Units (in thousands)	Weighted Average Grant- Date Fair Value
Balance as of December 31, 2009	27,890	$12
Granted	17,619	7
Vested (1)	(8,431)	14
Forfeited	(3,794)	10
Balance as of December 31, 2010	33,284	$9
Granted	14,640	7
Vested (1)	(10,344)	10
Forfeited	(4,004)	6
Balance as of December 31, 2011	33,576	$8
Granted	17,073	6
Vested (1)	(10,158)	9
Forfeited	(3,898)	7
Balance as of December 31, 2012	36,593	$7

(1)	The number of restricted stock units vested includes shares withheld on behalf of employees to satisfy statutory tax withholding

Schedule of Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Table Text Block]
The following presents the impact of stock-based compensation on our consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
(in millions, except per share data)	2012	2011	2010
Cost of products sold	$15	$25	$25
Selling, general and administrative expenses	69	74	93
Research and development expenses	24	29	32
	108	128	150
Less: income tax benefit	(32)	(34)	(55)
	$76	$94	$95

Net impact per common share - basic	$0.05	$0.06	$0.06
Net impact per common share - assuming dilution	$0.05	$0.06	$0.06

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
We generally use the Black-Scholes option-pricing model to calculate the grant-date fair value of stock options granted to employees under our stock incentive plans. We calculated the fair value for options granted during 2012, 2011 and 2010 using the following estimated weighted-average assumptions:

	Year Ended December 31,
	2012	2011	2010
Options granted (in thousands)	4,726	16,311	11,008
Weighted-average exercise price	$6.23	$7.11	$7.26
Weighted-average grant-date fair value	$2.60	$3.07	$3.11
Black-Scholes Assumptions
Expected volatility	43%	42%	42%
Expected term (in years, weighted)	5.9	6.1	5.5
Risk-free interest rate	0.95% - 1.15%	1.16% - 2.61%	1.52% - 2.93%

Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]
Information related to stock options for 2012, 2011 and 2010 under stock incentive plans is as follows:

	Stock Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding as of December 31, 2009	64,712	$15
Granted	11,008	7
Exercised	(719)	7
Cancelled/forfeited	(14,627)	13
Outstanding as of December 31, 2010	60,374	$14
Granted	16,311	7
Exercised	(18)	7
Cancelled/forfeited	(15,746)	12
Outstanding as of December 31, 2011	60,921	$13
Granted	4,726	6
Exercised	—	—
Cancelled/forfeited	(10,766)	15
Outstanding as of December 31, 2012	54,881	$12	5.7	$—
Exercisable as of December 31, 2012	37,111	$14	4.6
Expected to vest as of December 31, 2012	16,227	7	8.1
Total vested and expected to vest as of December 31, 2012	53,338	$12	5.7	$—

Weighted Average Shares Outstanding (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share (Tables) [Abstract]
Weighted average shares outstanding

	Year Ended December 31,
(in millions)	2012	2011	2010
Weighted average shares outstanding - basic	1,406.7	1,509.3	1,517.8
Net effect of common stock equivalents	—	9.7	—
Weighted average shares outstanding - assuming dilution	1,406.7	1,519.0	1,517.8

Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting (Tables) [Abstract]
Reconciliation of Revenue from Segments to Consolidated [Table Text Block]
A reconciliation of the totals reported for the reportable segments to the applicable line items in our accompanying consolidated statements of operations is as follows:

	Year Ended December 31,
(in millions)	2012	2011	2010
Net sales	(restated)	(restated)	(restated)
Interventional Cardiology	$2,179	$2,444	$2,624
Peripheral Interventions	769	713	677
Cardiovascular	2,948	3,157	3,301

Cardiac Rhythm Management	1,927	2,072	2,216
Electrophysiology	147	145	147
Rhythm Management	2,074	2,217	2,363

Endoscopy	1,242	1,158	1,090
Urology/Women's Health	496	491	482
Neuromodulation	367	336	305
MedSurg	2,105	1,985	1,877
Net sales allocated to reportable segments	7,127	7,359	7,541
Sales generated from business divestitures	122	140	346
Impact of foreign currency fluctuations	—	123	(81)
	$7,249	$7,622	$7,806

Reconciliation of depreciation by reportable segment to total [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011	2010
Depreciation expense	(restated)	(restated)	(restated)
Cardiovascular	$106	$116	$118
Rhythm Management	108	105	107
MedSurg	74	73	78
Depreciation expense allocated to reportable segments	288	294	303
Impact of foreign currency fluctuations	—	2	—
	$288	$296	$303

Reconciliation of Operating Profit (Loss) from Segments to Consolidated [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011	2010
Income (loss) before income taxes	(restated)	(restated)	(restated)
Cardiovascular	$739	$829	$872
Rhythm Management	242	320	355
MedSurg	637	565	587
Operating income allocated to reportable segments	1,618	1,714	1,814
Corporate expenses and currency exchange	(258)	(254)	(253)
Goodwill and intangible asset impairment charges and acquisition-, divestiture-, litigation-, and restructuring-related net charges	(4,833)	(135)	(1,704)
Amortization expense	(395)	(421)	(513)
Operating income (loss)	(3,868)	904	(656)
Other expense, net	(239)	(262)	(407)
	$(4,107)	$642	$(1,063)

Reconciliation of Assets from Segment to Consolidated [Table Text Block]

	As of December 31,
(in millions)	2012	2011
Total assets	(restated)	(restated)
Cardiovascular	$1,535	$1,660
Rhythm Management	1,350	1,390
MedSurg	967	953
Total assets allocated to reportable segments	3,852	4,003
Goodwill	5,973	9,761
Other intangible assets	6,289	6,473
All other corporate assets	1,040	1,053
	$17,154	$21,290

Reconciliation of sales by division and region to consolidated [Table Text Block]

	Year Ended December 31,
(in millions)	2012	2011	2010
Net sales
Interventional Cardiology	$2,179	$2,495	$2,602
Cardiac Rhythm Management	1,908	2,087	2,180
Endoscopy	1,252	1,187	1,079
Peripheral Interventions	774	731	669
Urology/Women’s Health	500	498	481
Neuromodulation	367	336	304
Electrophysiology	147	147	147
	7,127	7,481	7,462
Sales generated from divested businesses	122	141	344
	$7,249	$7,622	$7,806

United States	$3,756	$4,010	$4,215
Japan	931	951	886
Other foreign countries	2,440	2,520	2,361
	7,127	7,481	7,462
Sales generated from divested businesses	122	141	344
	$7,249	$7,622	$7,806

Schedule of Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries by Country [Table Text Block]

	As of December 31,
(in millions)	2012	2011	2010
Long-lived assets
United States	$1,065	$1,141	$1,188
Ireland	252	231	219
Other foreign countries	247	298	290
Property, plant and equipment, net	1,564	1,670	1,697
Goodwill	5,973	9,761	10,186
Other intangible assets	6,289	6,473	6,343
	$13,826	$17,904	$18,226

Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 reportablesegments	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2012 reportablesegments	Dec. 31, 2009
Significant Accounting Policies [Line Items]
Global reportable segments	3
International Retirement Plan - Discount Rate - Low	1.00%
International Retirement Plan - Expected Return on Plan Assets - Low	2.75%
International Retirement Plan - Discount Rate - High	4.00%
Executive Retirement Plan Discount Rate	3.50%
Rabbi Trust Assets	$ 21	$ 25
Expense related to matching contributions	63	65	64
Defined Benefit Plan, Benefit Obligation	268	249
Defined Benefit Plan, Fair Value of Plan Assets	130	115	113
Defined Benefit Plan, Actual Return on Plan Assets	11	0
Defined Benefit Plan, Contributions by Employer	20	17
Defined Benefit Plan, Benefits Paid	(13)	(13)
Defined Benefit Plan, Transfers Between Measurement Levels	0	(3)
Defined Benefit Plan, Foreign Currency Exchange Rate Changes, Benefit Obligation	(3)	1
Defined Benefit Plan, Amounts Recognized in Balance Sheet	138	134
Shipping, Handling and Transportation Costs	105	100	88
Foreign Currency Transaction Gain (Loss), before Tax	(18)	(12)	(9)
Equity Method Investments	16	7
Number of U.S. reporting units				6
Percent of finished goods at consignment	40.00%
Product Warranty Accrual	26	30	43		55
Product Warranty Expense	8	9	15
Product Warranty Accrual, Payments	(12)	(22)	(27)
Valuation Allowances and Reserves, Deductions	(7)	(13)	(15)
Depreciation	288	296	303
Accounts receivable 180 days past due	51
Accounts receivable 365 days past due	17
Number of international reporting units				4
Cost Method Investments	13	16
Notes receivable from portfolio companies	5	44
Deferred Tax Liabilities, Undistributed Foreign Earnings	11,041	10,346
Executive Retirement Plan Rate of Compensation Increase	3.00%
Guidant Retirement Plan Discount Rate	4.25%
Guidant Retirement Plan Expected Return in Plan Assets	7.50%
Guidant Supplemental Retirement Plan Discount Rate	4.00%
Guidant Healthcare Retirement Plan Discount Rate	1.75%
Guidant Healthcare Retirement Plan LT Cost Trend Rate	5.00%
International Retirement Plan Rate of Compensation Increase	3.00%
International Retirement Plan - Expected Return on Plan Assets - High	4.00%
Concentration Risk, Customer	0
Executive retirement plan [Member]
Significant Accounting Policies [Line Items]
Defined Benefit Plan, Benefit Obligation	13	14
Defined Benefit Plan, Fair Value of Plan Assets	0
Defined Benefit Plan, Amounts Recognized in Balance Sheet	13	14
Guidant retirement plan [Member]
Significant Accounting Policies [Line Items]
Defined Benefit Plan, Benefit Obligation	131	118
Defined Benefit Plan, Fair Value of Plan Assets	87	75
Defined Benefit Plan, Amounts Recognized in Balance Sheet	44	43
Guidant supplement retirement plan [Member]
Significant Accounting Policies [Line Items]
Defined Benefit Plan, Benefit Obligation	34	32
Defined Benefit Plan, Fair Value of Plan Assets	0
Defined Benefit Plan, Amounts Recognized in Balance Sheet	34	32
Guidant healthcare retirement benefit plan [Member]
Significant Accounting Policies [Line Items]
Defined Benefit Plan, Benefit Obligation	5	10
Defined Benefit Plan, Fair Value of Plan Assets	0
Defined Benefit Plan, Amounts Recognized in Balance Sheet	5	10
International retirement plans [Member]
Significant Accounting Policies [Line Items]
Defined Benefit Plan, Benefit Obligation	85	75
Defined Benefit Plan, Fair Value of Plan Assets	43	40
Defined Benefit Plan, Amounts Recognized in Balance Sheet	$ 42	$ 35
Minimum [Member] | Building and Building Improvements [Member]
Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life	20 years
Minimum [Member] | Equipment [Member]
Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life	3 years
Minimum [Member] | Patents [Member]
Significant Accounting Policies [Line Items]
Finite-Lived Intangible Assets, Useful Life	2 years
Minimum [Member] | Technology-related [Member]
Significant Accounting Policies [Line Items]
Finite-Lived Intangible Assets, Useful Life	5 years
Minimum [Member] | Customer Relationships [Member]
Significant Accounting Policies [Line Items]
Finite-Lived Intangible Assets, Useful Life	5 years
Maximum [Member] | Building and Building Improvements [Member]
Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life	40 years
Maximum [Member] | Equipment [Member]
Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life	10 years
Maximum [Member] | Patents [Member]
Significant Accounting Policies [Line Items]
Finite-Lived Intangible Assets, Useful Life	20 years
Maximum [Member] | Technology-related [Member]
Significant Accounting Policies [Line Items]
Finite-Lived Intangible Assets, Useful Life	25 years
Maximum [Member] | Customer Relationships [Member]
Significant Accounting Policies [Line Items]
Finite-Lived Intangible Assets, Useful Life	25 years

Acquisitions (Details) (USD $)	3 Months Ended		12 Months Ended										3 Months Ended													3 Months Ended							12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 19, 2012	Oct. 08, 2012	Oct. 04, 2012	Jun. 08, 2012	Jan. 05, 2011	Nov. 03, 2010	Oct. 26, 2010	Jun. 30, 2012 twenty twelve acquisitions [Domain]	Dec. 31, 2012 twenty twelve acquisitions [Domain]	Jun. 08, 2012 twenty twelve acquisitions [Domain]	Dec. 31, 2010 2010 Acquisitions [Member]	Jan. 04, 2011 Sadra Medical, Inc. [Member]	Jan. 05, 2011 Intelect Medical, Inc., [Member]	Feb. 15, 2011 ReVascular Therapeutics, Inc. [Member]	Mar. 03, 2011 Atritech, Inc. [Member]	Dec. 31, 2011 2011 Acquisitions [Member]	Mar. 31, 2011 2011 Acquisitions [Member]	Dec. 31, 2012 R&D- and commercialization-based milestones [Member]	Dec. 31, 2012 R&D- and commercialization-based milestones [Member] Minimum [Member]	Dec. 31, 2012 R&D- and commercialization-based milestones [Member] Maximum [Member]	Jun. 30, 2012 Customer Contracts [Member] twenty twelve acquisitions [Domain]	Jun. 30, 2012 Technology-related [Member] twenty twelve acquisitions [Domain]	Jun. 30, 2012 Purchased research and development [Member] twenty twelve acquisitions [Domain]	Dec. 31, 2012 Discounted cash flow [Member] revenue-based payments [Member]	Dec. 31, 2012 Discounted cash flow [Member] revenue-based payments [Member] Minimum [Member]	Dec. 31, 2012 Discounted cash flow [Member] revenue-based payments [Member] Maximum [Member]	Dec. 31, 2012 Monte Carlo [Member] revenue-based payments [Member]	Dec. 31, 2010 Low end of range [Member] Technology-related [Member] 2010 Acquisitions [Member]	Dec. 31, 2011 Low end of range [Member] Technology-related [Member] 2011 Acquisitions [Member]	Dec. 31, 2010 Low end of range [Member] Purchased research and development [Member] 2010 Acquisitions [Member]	Dec. 31, 2011 Low end of range [Member] Purchased research and development [Member] 2011 Acquisitions [Member]	Dec. 31, 2010 High end of range [Member] Technology-related [Member] 2010 Acquisitions [Member]	Dec. 31, 2011 High end of range [Member] Technology-related [Member] 2011 Acquisitions [Member]	Dec. 31, 2010 High end of range [Member] Purchased research and development [Member] 2010 Acquisitions [Member]	Dec. 31, 2011 High end of range [Member] Purchased research and development [Member] 2011 Acquisitions [Member]
Business Acquisition [Line Items]
Maximum future contingent consideration for acquisitions completed after January 1, 2009			$ 2,300,000,000
Initial cash payments for 2012 acquisitions			366,000,000
Potential payments based on acheiving certain milestones			1,615,000,000
Business Combinations Equity Ownership Before Transaction										11,000,000
Business Combination, Step Acquisition, Equity Interest in Acquiree, Remeasurement Gain													39,000,000
Business Acquisition, Purchase Price Allocation, Notes Payable and Long-term Debt															9,000,000
Accrued Contingent Consideration	(358,000,000)		(663,000,000)	(358,000,000)	(71,000,000)
Contingent consideration recognized in the period			(465,000,000)	(287,000,000)
Contingent payment related to business combination			154,000,000	7,000,000
The components of the preliminary purchase price as of the acquisition date for acquisitions consummated in the first quarter of 2011 are as follows
Payment to acquire in cash						300,000,000	90,000,000	20,000,000			5,000,000	194,000,000			366,000,000	199,000,000	193,000,000	60,000,000	19,000,000	98,000,000		370,000,000
Fair value of contingent consideration															465,000,000	69,000,000						287,000,000	(212,000,000)						(218,000,000)			(233,000,000)
Prior investments															79,000,000							55,000,000
Total														919,000,000	919,000,000	268,000,000						712,000,000
The preliminary purchase price allocation:
Goodwill														563,000,000		81,000,000					266,000,000
Amortizable intangible assets					175,000,000									189,000,000		175,000,000					97,000,000					2,000,000	187,000,000
Acquired Finite-lived Intangible Asset, Weighted Average Useful Life	7 years 0 months 0 days				11 years 10 months 24 days																					5 years	8 years
Indefinite-lived intangible assets					45,000,000									132,000,000		45,000,000					470,000,000							132,000,000
Other net assets																3,000,000
Deferred income taxes														20,000,000		(36,000,000)					(121,000,000)
Total																268,000,000					712,000,000
Additional Acquisitions (Textuals) [Abstract]
Payment to acquire in cash						300,000,000	90,000,000	20,000,000			5,000,000	194,000,000			366,000,000	199,000,000	193,000,000	60,000,000	19,000,000	98,000,000		370,000,000
Percentage of equity acquired											100.00%	100.00%					86.00%	85.00%	100.00%	100.00%
Future acquisition related consideration contingent upon the achievement of certain revenue-based milestones						125,000,000	175,000,000	90,000,000			24,000,000	250,000,000					193,000,000		16,000,000	275,000,000
Note receivable from acquired company prior to acquisition										6,000,000					40,000,000
Risk-adjusted discount rate for contingent consideration																								0.90%	2.40%					12.00%	18.00%
Acquisitions (Textuals) [Abstract]
Gains on previously held equity interests		38,000,000
Business combination, liabilities arising from contingencies, amount recognized		465,000,000
Estimated fair value of prior equity ownership interest in Sadra and Intelect															79,000,000							55,000,000
Milestone payment					250,000,000
Business Acquisition, Purchse Price Allocation, Net Intangible Assets																220,000,000					567,000,000
Business Combination, Contingent Consideration Arrangements, Change in Amount of Contingent Consideration, Liability			6,000,000	(7,000,000)
Initial cash payment for Cameron acquisition									150,000,000
Potential payment due upon FDA approval of S-ICD system			150,000,000
Maximum potential payment due upon achievement of certain milestones, per Cameron agreement			1,050,000,000
Business Acquisition, Purchase Price Allocation, Other Noncurrent Assets														15,000,000
Range Of Risk Adjusted Discount Rates Used In Purchase Price Allocation																										14.00%							28.00%	23.00%	29.00%	23.00%	35.50%	25.00%	36.00%	30.00%
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Intangibles													$ 321,000,000

Acquisitions (Details 1) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended									12 Months Ended							12 Months Ended												12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Sep. 30, 2010	Mar. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 19, 2012	Oct. 08, 2012	Oct. 04, 2012	Jan. 05, 2011	Nov. 03, 2010	Oct. 26, 2010	Dec. 31, 2012 Technology-related [Member]	Dec. 31, 2011 Technology-related [Member]	Dec. 31, 2010 Technology-related [Member]	Jan. 04, 2011 Sadra Medical Inc [Member]	Jan. 05, 2011 Intelect Medical Inc [Member]	Dec. 31, 2011 2011 Acquisitions [Member]	Mar. 31, 2011 2011 Acquisitions [Member]	Dec. 31, 2012 Low end of range [Member] 2012 Acquisitions [Member] Technology-related [Member]	Dec. 31, 2011 Low end of range [Member] 2011 Acquisitions [Member] Technology-related [Member]	Dec. 31, 2012 Low end of range [Member] Purchased research and development [Member] 2012 Acquisitions [Member]	Dec. 31, 2011 Low end of range [Member] Purchased research and development [Member] 2011 Acquisitions [Member]	Dec. 31, 2012 High end of range [Member] 2012 Acquisitions [Member] Technology-related [Member]	Dec. 31, 2011 High end of range [Member] 2011 Acquisitions [Member] Technology-related [Member]	Dec. 31, 2012 High end of range [Member] Purchased research and development [Member] 2012 Acquisitions [Member]	Dec. 31, 2011 High end of range [Member] Purchased research and development [Member] 2011 Acquisitions [Member]	Dec. 31, 2012 R&D- and commercialization-based milestones [Member] Maximum [Member]	Dec. 31, 2012 R&D- and commercialization-based milestones [Member] Minimum [Member]	Dec. 31, 2012 Discounted cash flow [Member] revenue-based payments [Member] Maximum [Member]	Dec. 31, 2012 Discounted cash flow [Member] revenue-based payments [Member] Minimum [Member]	Dec. 31, 2012 Monte Carlo [Member] revenue-based payments [Member] Maximum [Member]	Dec. 31, 2012 Monte Carlo [Member] revenue-based payments [Member] Minimum [Member]
Business Acquisition [Line Items]
Business Combination, Contingent Consideration Arrangements, Range of Outcomes, Value, High												$ 125	$ 175	$ 90		$ 24	$ 250				$ 193
Pre-acquisition equity interest																					14.00%	15.00%
Business Acquisition, Cost of Acquired Entity, Cash Paid												300	90	20		5	194				193	60		370
Business Combination, Assets and Liabilities Arising from Contingencies, Amount Recognized, Net						465
Gain On Transactions						38
Pre-acquisition equity interest																					14.00%	15.00%
Intangible asset impairment charges	13	129		9	12		5	60	142	21	65								9	65
Allocation of purchase price to various intangible asset categories
Amortizable intangible assets											175												97
Indefinite-lived intangible assets											45												470
Business Acquisition, Purchse Price Allocation, Net Intangible Assets																							567
Weighted Average Amortization Period (in years)			7 years 0 months 0 days								11 years 10 months 24 days
Business Combination Equity Ownership Before Transaction															11
Note Receivable															6
Business Combination, Step Acquisition, Equity Interest in Acquiree, Fair Value															55
Risk-adjusted discount rate for contingent consideration																																	2.40%	0.90%	18.00%	12.00%
Contingent payment related to business combination									$ 154	$ 7
Range Of Risk Adjusted Discount Rates Used In Purchase Price Allocation																									14.00%	23.00%	14.00%	23.00%	28.00%	25.00%	28.00%	30.00%
contingent consideration liability, probability of payment																																	95.00%	0.00%	100.00%	65.00%
contingent consideration liability, projected year of payment																																	2017	2013	2018	2013	2018	2013
Revenue Volatility - Contingent Consideration																																					29.00%	15.00%

Divestitures and Assets Held for Sale (Details 1) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Jan. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Divestitures and Assets Held For Sale (Textuals) [Abstract]
Purchase price for divestiture of business/controlling interest	$ 1,500
Proceeds from divestitures of businesses		10	1,450
Contingent receivable for divestiture of business		40
Revenues generated by the Neurovascular business as a percentage of our consolidated net sales		122	141	340
Gain on divestiture of business		15	778
Gain on divestiture of business, net of tax			545
Proceeds from divestiture of business, excluding amounts placed in escrow	1,426
Amount Placed In Escrow Included In Proceeds From Divestiture Of Business	$ 24

Goodwill and Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended							9 Months Ended	12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Sep. 30, 2010	Mar. 31, 2010	Sep. 30, 2012	Dec. 31, 2012 reportingunits reportablesegments	Dec. 31, 2011	Dec. 31, 2010
Goodwill [Line Items]
In process research and development associated with Sadra		$ 184
In process research and development associated with Asthmax & Intelect	26							26
Discount rate used for measurement of fair value of Asthmax & Intelect IPR&D asset - Minimum								20.00%
Future Amortization Expense, Year One									407
Finite-Lived Intangible Assets, Gross									9,389	9,170
Finite-Lived Intangible Assets, Accumulated Amortization									(3,785)	(3,441)
Goodwill, Impaired, Accumulated Impairment Loss									(9,477)	(5,127)	(4,430)
Goodwill (Textuals) [Abstract]
Goodwill impairment charges	(748)	(3,602)			(697)				(4,350)	(697)	(1,817)
Goodwill, Impairment Loss, Net of Tax		3,579									1,817
Allocated Goodwill									5,973	9,761	10,186
Intangible Assets, Net (Excluding Goodwill)									6,289	6,473	6,343
Goodwill, Purchase Accounting Adjustments									(1)	6
Goodwill, Acquired During Period									563	266
Number of reporting units with material goodwill at higher risk of failure of step one of impairment test									3
Estimate of ship-hold impact on 2010 CRM net sales							300
Other Intangible Assets (Textuals) [Abstract]
Level of excess fair value over carrying value for reporting units, except U.S. CRM reporting unit, minimum									7.00%
Level of excess fair value over carrying value for reporting units, except U.S. CRM reporting unit, maximum									11.00%
Other intangible asset charges	13	129	9	12		5	60		142	21	65
Intangible asset impairment charge, net of tax	10	110
Goodwill, Gross									15,450	14,888
Indefinite-lived intangible assets, accumulated write-offs									(9,477)	(5,127)
Indefinite-lived intangible assets, including goodwill									15,692	15,130
Future Amortization Expense, Year Two									424
Future Amortization Expense, Year Three									429
Future Amortization Expense, Year Four									428
Future Amortization Expense, Year Five									417
Discount rate used for measurement of fair value of Asthmax and Intelect IPRD asset - Maximum								25.00%
Discount rate used for measurement of fair value of Sadra IPR&D asset		20.00%
Global reportable segments									3
Reporting Unit Four [Member]
Goodwill (Textuals) [Abstract]
Goodwill impairment charges									3,602
Allocated Goodwill									556	4,004	3,915
Goodwill, Purchase Accounting Adjustments									0	(10)
Goodwill, Acquired During Period									154	99
Cardiovascular [Member]
Goodwill [Line Items]
Goodwill, Impaired, Accumulated Impairment Loss									(1,479)	0	0
Goodwill (Textuals) [Abstract]
Goodwill impairment charges									1,479	0
Allocated Goodwill									3,249	4,542	4,372
Goodwill, Purchase Accounting Adjustments									0	(3)
Goodwill, Acquired During Period									186	173
Rhythm Management [Member]
Goodwill [Line Items]
Goodwill, Impaired, Accumulated Impairment Loss									(6,537)	(5,127)	(4,430)
Goodwill (Textuals) [Abstract]
Goodwill impairment charges									1,410	(697)
Allocated Goodwill									577	1,661	2,342
Goodwill, Purchase Accounting Adjustments									(1)	(2)
Goodwill, Acquired During Period									327	18
MedSurg [Member]
Goodwill [Line Items]
Goodwill, Impaired, Accumulated Impairment Loss									(1,461)	0	0
Goodwill (Textuals) [Abstract]
Goodwill impairment charges									1,461	0
Allocated Goodwill									2,147	3,558	3,472
Goodwill, Purchase Accounting Adjustments									0	11
Goodwill, Acquired During Period									50	75
U.S. Neuromodulation reporting unit [Member]
Goodwill (Textuals) [Abstract]
Allocated Goodwill									2,380
U.S. CRM reporting unit [Member]
Goodwill (Textuals) [Abstract]
Allocated Goodwill									1,266
JAPAN
Goodwill (Textuals) [Abstract]
Goodwill impairment charges									0
Allocated Goodwill									585	554	551
Goodwill, Purchase Accounting Adjustments									0	2
Goodwill, Acquired During Period									31	1
Segment, Geographical, Groups of Countries, Group Two [Member]
Goodwill (Textuals) [Abstract]
Allocated Goodwill									623	536	531
Goodwill, Purchase Accounting Adjustments									1
Goodwill, Acquired During Period									86	5
UNITED STATES
Goodwill (Textuals) [Abstract]
Goodwill impairment charges									(748)	(697)
Allocated Goodwill									4,209	4,667	5,189
Goodwill, Purchase Accounting Adjustments									(2)	14
Goodwill, Acquired During Period									292	161
U.S. CRM Reporting Unit [Member]
Goodwill (Textuals) [Abstract]
Allocated Goodwill									216
Finite-Lived Intangible Assets, Net									3,303
Technology Developed [Member]
Goodwill (Textuals) [Abstract]
Finite-Lived Intangible Assets, Net									4,636
Technology-related [Member]
Goodwill [Line Items]
Finite-Lived Intangible Assets, Gross									8,020	7,823
Finite-Lived Intangible Assets, Accumulated Amortization									(3,005)	(2,734)
Other Intangible Assets (Textuals) [Abstract]
Other intangible asset charges										9	65
Patents [Member]
Goodwill [Line Items]
Finite-Lived Intangible Assets, Gross									559	539
Finite-Lived Intangible Assets, Accumulated Amortization									(352)	(331)
Other Intangible Assets [Member]
Goodwill [Line Items]
Finite-Lived Intangible Assets, Gross									810	808
Finite-Lived Intangible Assets, Accumulated Amortization									(428)	(376)
Purchased research and development [Member]
Other Intangible Assets (Textuals) [Abstract]
Other intangible asset charges									142	12	0
Technology Core [Member]
Other Intangible Assets (Textuals) [Abstract]
Indefinite-Lived Intangible Assets (Excluding Goodwill)									242	242
Purchased research and development [Member]
Other Intangible Assets (Textuals) [Abstract]
Indefinite-Lived Intangible Assets (Excluding Goodwill)									443	502
Segment, Geographical, Groups of Countries, Group One [Member]
Goodwill [Line Items]
Goodwill, Impaired, Accumulated Impairment Loss									(3,602)
Goodwill Impairment Loss - US									748	697
Goodwill (Textuals) [Abstract]
Allocated Goodwill									556
Intangible Assets, Net (Excluding Goodwill)									1,563
Other Intangible Assets (Textuals) [Abstract]
Goodwill Impairment Loss - EMEA									(3,602)
UNITED STATES
Goodwill [Line Items]
Goodwill, Impaired, Accumulated Impairment Loss									$ (5,875)	$ (5,127)	$ (4,430)

Fair Value Measurements Fair Value of Derivatives by Statement of Operations Location (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended						12 Months Ended							3 Months Ended	12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2011	Sep. 30, 2010	Mar. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Dec. 31, 2011 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Dec. 31, 2012 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Cost of products sold [Member] Foreign Exchange Contract [Member]	Dec. 31, 2011 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Cost of products sold [Member] Foreign Exchange Contract [Member]	Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Other, net [Member]	Dec. 31, 2012 Not Designated as Hedging Instrument [Member] Other, net [Member]	Dec. 31, 2010 Not Designated as Hedging Instrument [Member] Other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Impairment of Intangible Assets (Excluding Goodwill)	$ 13	$ 129	$ 9	$ 12	$ 5	$ 60	$ 142	$ 21	$ 65
Currency Hedge Contracts Liabilities							2,469	2,088
Foreign Currency Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net							(39)	(95)	(30)
Gain (Loss) in AOCI for effective portion of cash flow hedges							(31)	(52)
Foreign Currency Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months							(2)
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments at Fair Value, Net							1,942	2,209
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net							2	1		(37)	(94)	(39)	(95)
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net										95	(66)	95	(66)
Net gain (loss) from foreign currency transaction exposures														24	41	(68)
Derivative Instruments Not Designated as Hedging Instruments, Gain (Loss), Net														12	23	(77)
Foreign Currency Transaction Gain (Loss), Realized														$ (12)	$ (18)	$ (9)

Fair Value Measurements Fair Value of Derivatives by Balance Sheet Location (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2011
Derivatives Fair Value [Line Items]
Gain (loss) recognized in earnings for previously terminated interest rate swaps		$ 11
Gain related to ineffective portion of hedging relationships			5
Unamortized losses on senior notes		3	4
Notional Amount of Interest Rate Fair Value Hedge Derivatives				850
Proceeds related to termination of interest rate swap contracts	80
Increase (Decrease) in Accrued Interest Receivable, Net	5
Unamortized gains on senior notes		64	73
Unrealized gain on interest rate cash flow hedges, pretax, AOCI		4	7
Derivative Assets		121	87
Derivative Liabilities		57	131
Gain (loss) on previously terminated interest rate swaps to be reclassified within twelve months		10
Designated as Hedging Instrument [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments in Hedges, Assets, at Fair Value		88	51
Derivative Instruments in Hedges, Liabilities, at Fair Value		30	118
Designated as Hedging Instrument [Member] | Prepaid And Other Current Assets [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments in Hedges, Assets, at Fair Value		25	31
Designated as Hedging Instrument [Member] | Other Long Term Assets [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments in Hedges, Assets, at Fair Value		63	20
Designated as Hedging Instrument [Member] | Other current liabilities [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments in Hedges, Liabilities, at Fair Value		20	69
Designated as Hedging Instrument [Member] | Other Long Term Liabilities [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments in Hedges, Liabilities, at Fair Value		10	49
Not Designated as Hedging Instrument [Member] | Prepaid And Other Current Assets [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments Not Designated as Hedging Instruments, Asset, at Fair Value		33	36
Not Designated as Hedging Instrument [Member] | Other current liabilities [Member]
Derivatives Fair Value [Line Items]
Derivative Instruments Not Designated as Hedging Instruments, Liability, at Fair Value		$ 27	$ 13

Fair Value Measurements Fair Value of Assets and Liabilities on Recurring And Nonrecurring Basis (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended							12 Months Ended												3 Months Ended	12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Sep. 30, 2010	Mar. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2012 U.S. CRM Reporting Unit [Member]	Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Other, net [Member]	Dec. 31, 2012 Not Designated as Hedging Instrument [Member] Other, net [Member]	Dec. 31, 2010 Not Designated as Hedging Instrument [Member] Other, net [Member]	Dec. 31, 2012 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Dec. 31, 2011 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Dec. 31, 2012 Designated as Hedging Instrument [Member] Cost of products sold [Member] Cash Flow Hedging [Member] Foreign Exchange Contract [Member]	Dec. 31, 2011 Designated as Hedging Instrument [Member] Cost of products sold [Member] Cash Flow Hedging [Member] Foreign Exchange Contract [Member]
Assets and liabilities measured on recurring and nonrecurring basis [Line Items]
Gain (loss) recognized in earnings for previously terminated interest rate swaps								$ 11
Derivative Instruments Not Designated as Hedging Instruments, Gain (Loss), Net																				12	23	(77)
Net gain (loss) from foreign currency transaction exposures																				(24)	(41)	68
Foreign Currency Transaction Gain (Loss), Realized																				12	18	9
Gain related to ineffective portion of hedging relationships									5
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net																							95	(66)	95	(66)
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net								2	1														(37)	(94)	(39)	(95)
Unamortized gains on senior notes								64	73
Contingent consideration recognized in the period								465	287
Asset Impairment Charges								4,492	718
Debt Instrument, Fair Value Disclosure								4,793	4,649
Goodwill, Impairment Loss	748	3,602			697			4,350	697	1,817
Intangible asset impairment charges	13	129	9	12		5	60	142	21	65
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Money Market Funds, at Carrying Value											39	78	39	78
Foreign Currency Contract, Asset, Fair Value Disclosure											121	87			121	87
Assets, Fair Value Disclosure											160	165	39	78	121	87
Time Deposits, at Carrying Value									88
Currency Hedge Contracts Liabilities								2,469	2,088		57	131			57	131
Accrued Contingent Consideration								663	358	71	663	358					663	358
Liabilities, Fair Value Disclosure											720	489			57	131	663	358
Cash								168	101
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis [Abstract]
Cost-method Investments, Aggregate Carrying Amount								13	16
Allocated Goodwill								5,973	9,761	10,186									216
Business Combination, Contingent Consideration Arrangements, Change in Amount of Contingent Consideration, Liability								(6)	7
Contingent payment related to business combination								154	7
Foreign Currency Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net								(39)	(95)	(30)
Gain (Loss) in AOCI for effective portion of cash flow hedges								(31)	(52)
Unamortized losses on senior notes								$ 3	$ 4

Borrowings and Credit Arrangements (Details)	12 Months Ended									3 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2012 Uncommitted Credit Facilities With Two Commercial Japanese Banks [Member] USD ($)	Dec. 31, 2012 Uncommitted Credit Facilities With Two Commercial Japanese Banks [Member] JPY (¥)	Dec. 31, 2011 Uncommitted Credit Facilities With Two Commercial Japanese Banks [Member] USD ($)	Dec. 31, 2012 Senior Notes [Member] USD ($)	Dec. 31, 2012 Covenant Requirement [Member]	Dec. 31, 2012 Actual, Covenant [Member]	Dec. 31, 2012 Revolving credit facility [Member] USD ($)	Dec. 31, 2012 June 2014 Notes [Member] USD ($)	Dec. 31, 2012 Uncommitted Credit Facilities With Two Commercial Japanese Banks [Member]	Dec. 31, 2012 January 2015 Notes [Member] USD ($)	Dec. 31, 2012 November 2015 Notes [Member] USD ($)	Dec. 31, 2012 June 2016 Notes [Member] USD ($)	Dec. 31, 2012 January 2017 Notes [Member] USD ($)	Dec. 31, 2012 January 2020 Notes [Member] USD ($)	Dec. 31, 2012 November 2035 Notes [Member] USD ($)	Dec. 31, 2012 January 2040 Notes [Member] USD ($)
Debt Instrument [Line Items]
Letters of Credit Outstanding, Amount	$ 94,000,000	$ 128,000,000
Repayments of Long-term Debt		1,000,000,000
Schedule of debt maturities
Payments due, 2011
Payments due, 2012	600,000,000						600,000,000
Payments due, 2013	1,250,000,000						1,250,000,000
Payments due, 2014	600,000,000						600,000,000
Payments due, 2015	250,000,000						250,000,000
Payments due, Thereafter	1,500,000,000						1,500,000,000
Payments due, Total	4,200,000,000						4,200,000,000
Summary of compliance with debt covenants
Maximum Leverage Ratio								3.5	2.4
Minimum interest coverage ratio								3	6.9
Borrowings and Credit Arrangements (Textuals) [Abstract]
Total debt	4,256,000,000	4,261,000,000
Repayment of term loan facility		1,000,000,000
Payments of senior notes at maturity		250,000,000
Debt Instrument, Interest Rate, Effective Percentage														6.25%				7.00%
Revolving credit facility	350,000,000									2,000,000,000
Interest Margin above LIBOR, Minimum										0.88%
Interest Margin above LIBOR, Maximum										1.48%
Current interest rate on revolving credit facility										1.28%
Commitment fee percentage										0.23%
Amount of exclusions from EBITDA related to existing restructuring plans										500,000,000
Restructuring charges remaining to be excluded from calculation of consolidated EBITDA										357,000,000
Amount of exclusions from EBITDA related to future litigation charges and payments										2,300,000,000
Legal payments remaining to be excluded from calculation of consolidated EBITDA										2,271,000,000
Senior notes	4,200,000,000	4,200,000,000									600,000,000		850,000,000	400,000,000	600,000,000	250,000,000	850,000,000	350,000,000	300,000,000
Debt Instrument, Interest Rate, Stated Percentage											5.45%		4.50%	5.50%	6.40%	5.13%	6.00%	6.25%	7.38%
Maximum amount of proceeds from sale of finance receivables	300,000,000			214,000,000	18,500,000,000
De-recognized receivables	191,000,000	390,000,000		182,000,000		188,000,000
Average interest rate of de-recognized receivables	1.60%	3.30%
Average discounted rates of notes receivables						1.70%						1.60%
Senior notes issued during 2009			$ 2,000,000,000

Leases (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Leased Assets [Line Items]
Operating Leases, Rent Expense, Net	$ 80	$ 90	$ 92
Operating Leases, Future Minimum Payments Due, Current	69
Operating Leases, Future Minimum Payments, Due in Two Years	50
Operating Leases, Future Minimum Payments, Due in Three Years	40
Operating Leases, Future Minimum Payments, Due in Four Years	33
Operating Leases, Future Minimum Payments, Due in Five Years	23
Operating Leases, Future Minimum Payments, Due Thereafter	44
Operating Leases, Future Minimum Payments Due	$ 259

Restructuring Related Activities 2011 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended	48 Months Ended	5 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended	48 Months Ended	12 Months Ended	18 Months Ended	48 Months Ended	18 Months Ended	12 Months Ended	48 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended	48 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011 2011 Restructuring Plan [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member]	Dec. 31, 2012 Termination Benefits [Member]	Dec. 31, 2012 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2012 Impairment of an asset in value [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2012 Transfer costs [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2012 Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Minimum [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Minimum [Member] Restructuring Plan [Member] Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Minimum [Member] Restructuring Plan [Member] Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Minimum [Member] Restructuring Related To Plan [Member] Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Maximum [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Maximum [Member] Restructuring Plan [Member] Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Maximum [Member] Restructuring Plan [Member] Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Maximum [Member] Restructuring Related To Plan [Member] Other [Member] 2011 Restructuring Plan [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		$ 355			$ 167		$ 225		$ 99	$ 25	$ 14						$ 105		$ 54
Estimated costs of restructuring program by major type of cost
Expected total costs associated with the plan																				300	185	70	45	355	210	90	55
Restructuring and Related Cost, Cost Incurred to Date		476	184		184
Restructuring plan estimated future cash outflow																				270				300
Payments for Restructuring	$ 149	$ 375		$ 113	$ 128	$ 88	$ 181	$ 60	$ 63			$ 8	$ 73			$ 53	$ 121	$ 53	$ 65

Restructuring Related Activities 2010 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended	48 Months Ended	12 Months Ended	18 Months Ended	23 Months Ended	35 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended			35 Months Ended	12 Months Ended						48 Months Ended	12 Months Ended	35 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended			35 Months Ended	12 Months Ended									48 Months Ended	12 Months Ended	35 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2011 2010 Restructuring Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member]	Dec. 31, 2011 Termination Benefits [Member]	Dec. 31, 2010 Termination Benefits [Member]	Dec. 31, 2012 Termination Benefits [Member]	Dec. 31, 2012 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2010 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Accelerated depreciation [Member]	Dec. 31, 2011 Accelerated depreciation [Member]	Dec. 31, 2010 Accelerated depreciation [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2011 Transfer costs [Member]	Dec. 31, 2010 Transfer costs [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2012 Transfer costs [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2011 Other [Member]	Dec. 31, 2010 Other [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2012 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2010 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2011 Impairment of an asset in value [Member]	Dec. 31, 2010 Impairment of an asset in value [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2010 Impairment of an asset in value [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Plan [Member] Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Plan [Member] Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Plan [Member] Impairment of an asset in value [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Minimum [Member] 2010 Restructuring Plan [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		$ 355				$ 152				$ 225				$ 90													$ 105				$ 51										$ 25		$ 11
Restructuring and Related Cost, Cost Incurred to Date		476				160
Impact of restructuring costs on the accompanying financial statements
Restructuring plan estimated future cash outflow																																																145
Cash payments associated with restructuring initiatives	149	375	4	128	144	145	88			181	4			89				8			73			53			121				56
Restructuring and Related Cost, Incurred Cost							79	55	70		1	24	66		2	9	7	8	27	41				57	38	40		2	24	33		160	129	169	3	49	110	14	0	11		11
Expected total costs associated with the plan			$ 160																																									$ 90	$ 51	$ 11	$ 8

Restructuring Related Activities Plan Optimization (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended	48 Months Ended
	Dec. 31, 2012	Dec. 31, 2012
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		$ 355
Cash payments associated with restructuring initiatives	149	375
Cumulative restructuring charges		476
Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		36
Cash payments associated with restructuring initiatives	32	102
Cumulative restructuring charges		132
Termination Benefits [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		225
Cash payments associated with restructuring initiatives	88	181
Termination Benefits [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		36
Cash payments associated with restructuring initiatives	24	29
Transfer costs [Member]
Restructuring and Related Cost [Line Items]
Cash payments associated with restructuring initiatives	8	73
Transfer costs [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Cash payments associated with restructuring initiatives	8	73
Other [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		105
Cash payments associated with restructuring initiatives	53	121
Other [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date
Cash payments associated with restructuring initiatives
Impairment of an asset in value [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date		25
Impairment of an asset in value [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date
Restructuring Plan [Member] | Termination Benefits [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Expected total costs associated with the plan	36
Restructuring Related To Plan [Member] | Accelerated depreciation [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Expected total costs associated with the plan	22
Minimum [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Expected total costs associated with the plan	132
Restructuring plan estimated future cash outflow	105
Minimum [Member] | Restructuring Related To Plan [Member] | Transfer costs [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Expected total costs associated with the plan	77
Maximum [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Expected total costs associated with the plan	135
Restructuring plan estimated future cash outflow	110
Maximum [Member] | Restructuring Related To Plan [Member] | Transfer costs [Member] | Plant Network Optimization [Member]
Restructuring and Related Cost [Line Items]
Expected total costs associated with the plan	$ 74

Restructuring Related Activities 2007 (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended	48 Months Ended	12 Months Ended	63 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2012 2007 Restructuring Plan [Member]	Dec. 31, 2012 2007 Restructuring Plan [Member]
Restructuring and Related Cost [Line Items]
Restructuring and Related Cost, Cost Incurred to Date		$ 476
Cash payments associated with restructuring initiatives	$ 149	$ 375	$ 5	$ 375

Restructuring Related Activities All (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			48 Months Ended		12 Months Ended			48 Months Ended	12 Months Ended				48 Months Ended	12 Months Ended									48 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended			48 Months Ended		48 Months Ended	12 Months Ended					48 Months Ended	12 Months Ended						5 Months Ended	18 Months Ended	12 Months Ended			18 Months Ended		12 Months Ended	18 Months Ended	12 Months Ended			18 Months Ended	12 Months Ended		35 Months Ended	12 Months Ended			35 Months Ended		12 Months Ended		35 Months Ended	12 Months Ended			35 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012	Dec. 31, 2009	Dec. 31, 2012 Employee Severance [Member]	Dec. 31, 2011 Employee Severance [Member]	Dec. 31, 2010 Employee Severance [Member]	Dec. 31, 2012 Employee Severance [Member]	Dec. 31, 2011 retention incentives [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2011 Impairment of an asset in value [Member]	Dec. 31, 2010 Impairment of an asset in value [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2012 Accelerated Depreciation [Member]	Dec. 31, 2011 Accelerated Depreciation [Member]	Dec. 31, 2010 Accelerated Depreciation [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2011 Transfer costs [Member]	Dec. 31, 2010 Transfer costs [Member]	Dec. 31, 2012 Other Restructuring [Member]	Dec. 31, 2011 Other Restructuring [Member]	Dec. 31, 2010 Other Restructuring [Member]	Dec. 31, 2012 Other Restructuring [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member]	Dec. 31, 2012 Plant Network Optimization [Member]	Dec. 31, 2012 Plant Network Optimization [Member] Employee Severance [Member]	Dec. 31, 2011 Plant Network Optimization [Member] Employee Severance [Member]	Dec. 31, 2010 Plant Network Optimization [Member] Employee Severance [Member]	Dec. 31, 2012 Plant Network Optimization [Member] Employee Severance [Member]	Dec. 31, 2009 Plant Network Optimization [Member] Employee Severance [Member]	Dec. 31, 2012 Plant Network Optimization [Member] Impairment of an asset in value [Member]	Dec. 31, 2011 Plant Network Optimization [Member] Accelerated Depreciation [Member]	Dec. 31, 2010 Plant Network Optimization [Member] Accelerated Depreciation [Member]	Dec. 31, 2012 Plant Network Optimization [Member] Transfer costs [Member]	Dec. 31, 2011 Plant Network Optimization [Member] Transfer costs [Member]	Dec. 31, 2010 Plant Network Optimization [Member] Transfer costs [Member]	Dec. 31, 2012 Plant Network Optimization [Member] Other Restructuring [Member]	Dec. 31, 2012 Plant Network Optimization [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 Plant Network Optimization [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 Plant Network Optimization [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 2007 Restructuring Plan [Member] Transfer costs [Member]	Dec. 31, 2010 2007 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2010 2007 Restructuring Plan [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 2011 Restructuring Plan [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2011 2011 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2011 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2011 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Impairment of an asset in value [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Impairment of an asset in value [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Accelerated Depreciation [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2011 2011 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 2011 Restructuring Plan [Member] Restructuring Related To Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2011 2010 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2010 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2010 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2011 2010 Restructuring Plan [Member] retention incentives [Member]	Dec. 31, 2010 2010 Restructuring Plan [Member] Impairment of an asset in value [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member] Impairment of an asset in value [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2011 2010 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2010 2010 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member] Other Restructuring [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 2010 Restructuring Plan [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 2010 Restructuring Plan [Member] Restructuring Related To Plan [Member]	Dec. 31, 2012 Cost of products sold [Member] Accelerated Depreciation [Member]	Dec. 31, 2011 Cost of products sold [Member] Accelerated Depreciation [Member]	Dec. 31, 2010 Cost of products sold [Member] Accelerated Depreciation [Member]	Dec. 31, 2012 Cost of products sold [Member] Transfer costs [Member]	Dec. 31, 2011 Cost of products sold [Member] Transfer costs [Member]	Dec. 31, 2010 Cost of products sold [Member] Transfer costs [Member]	Dec. 31, 2012 Cost of products sold [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 Cost of products sold [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 Cost of products sold [Member] Restructuring Related To Plan [Member]	Dec. 31, 2012 Selling, General and Administrative Expenses [Member] Accelerated Depreciation [Member]	Dec. 31, 2012 Selling, General and Administrative Expenses [Member] Other Restructuring [Member]	Dec. 31, 2011 Selling, General and Administrative Expenses [Member] Other Restructuring [Member]	Dec. 31, 2010 Selling, General and Administrative Expenses [Member] Other Restructuring [Member]	Dec. 31, 2012 Selling, General and Administrative Expenses [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 Selling, General and Administrative Expenses [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 Selling, General and Administrative Expenses [Member] Restructuring Related To Plan [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date				$ 355					$ 225					$ 25										$ 105				$ 36				$ 36																$ 167				$ 99			$ 14				$ 54			$ 152				$ 90				$ 11				$ 51
Restructuring Reserve	48	57	47	48	22																5	3		5					9	33	26	9	22																36	18		36											3	6	21	3
Restructuring and Related Cost, Cost Incurred to Date				476																								132																			184	184														160
Restructuring Charges	136	89	116	355		79	55	70			14		11								43	34	35		136	89	116		0	10	4																		78	21													1	24	66
Restructuring Reserve, Settled with Cash	88	45	45																										24	3																			60	3													4	39	45
Restructuring Related Expenses	24	40	53	125		0	0				0	0			2	9	7	8	27	41	14	4	5			40	53																																																				9	7	8	27	41	8	36	48	2	14	4	5	16	4	5
Restructuring and Related Cost, Incurred Cost						$ 79	$ 55	$ 70		$ 9	$ 14	$ 0	$ 11		$ 2	$ 9	$ 7	$ 8	$ 27	$ 41	$ 57	$ 38	$ 40		$ 160	$ 129	$ 169			$ 10	$ 4				$ 8	$ 7	$ 8	$ 27	$ 28		$ 8	$ 45	$ 39	$ 13	$ 7	$ 20			$ 78	$ 21				$ 14		$ 2	$ 55	$ 14		$ 149	$ 35		$ 1	$ 24	$ 66			$ 1	$ 11		$ 2	$ 24	$ 33		$ 3	$ 49	$ 110

Restructuring Related Activities by Major Type (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			48 Months Ended		5 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended	18 Months Ended	23 Months Ended	35 Months Ended	12 Months Ended	48 Months Ended	12 Months Ended	63 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended			18 Months Ended		12 Months Ended			35 Months Ended		12 Months Ended			48 Months Ended		12 Months Ended					48 Months Ended	12 Months Ended	18 Months Ended	35 Months Ended	12 Months Ended		48 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended	35 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended				48 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended	35 Months Ended	48 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended		18 Months Ended	12 Months Ended			35 Months Ended	12 Months Ended	48 Months Ended	12 Months Ended				48 Months Ended	12 Months Ended		18 Months Ended	12 Months Ended			35 Months Ended	12 Months Ended			48 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012	Dec. 31, 2009	Dec. 31, 2011 2011 Restructuring Plan [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member]	Dec. 31, 2012 2011 Restructuring Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2011 2010 Restructuring Plan [Member]	Dec. 31, 2012 2010 Restructuring Plan [Member]	Dec. 31, 2012 Plant Network Optimization [Member]	Dec. 31, 2012 Plant Network Optimization [Member]	Dec. 31, 2012 2007 Restructuring Plan [Member]	Dec. 31, 2012 2007 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member]	Dec. 31, 2011 Termination Benefits [Member]	Dec. 31, 2010 Termination Benefits [Member]	Dec. 31, 2012 Termination Benefits [Member]	Dec. 31, 2012 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2011 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2010 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2009 Termination Benefits [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2010 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2009 Termination Benefits [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Termination Benefits [Member] Plant Network Optimization [Member]	Dec. 31, 2011 Termination Benefits [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Termination Benefits [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Termination Benefits [Member] Plant Network Optimization [Member]	Dec. 31, 2009 Termination Benefits [Member] Plant Network Optimization [Member]	Dec. 31, 2011 retention incentives [Member]	Dec. 31, 2011 retention incentives [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Accelerated Depreciation [Member]	Dec. 31, 2011 Accelerated Depreciation [Member]	Dec. 31, 2010 Accelerated Depreciation [Member]	Dec. 31, 2012 Accelerated Depreciation [Member]	Dec. 31, 2012 Accelerated Depreciation [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Accelerated Depreciation [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Accelerated Depreciation [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Accelerated Depreciation [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Accelerated Depreciation [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Accelerated Depreciation [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2011 Transfer costs [Member]	Dec. 31, 2010 Transfer costs [Member]	Dec. 31, 2012 Transfer costs [Member]	Dec. 31, 2012 Transfer costs [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Transfer costs [Member] Plant Network Optimization [Member]	Dec. 31, 2011 Transfer costs [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Transfer costs [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Transfer costs [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Transfer costs [Member] 2007 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2011 Impairment of an asset in value [Member]	Dec. 31, 2010 Impairment of an asset in value [Member]	Dec. 31, 2012 Impairment of an asset in value [Member]	Dec. 31, 2012 Impairment of an asset in value [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2010 Impairment of an asset in value [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Impairment of an asset in value [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2011 Other [Member]	Dec. 31, 2010 Other [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2012 Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2011 Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2010 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Other [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Other [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Other [Member] 2007 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] 2011 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] 2010 Restructuring Plan [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] Plant Network Optimization [Member]	Dec. 31, 2011 Restructuring Related To Plan [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member] Plant Network Optimization [Member]	Dec. 31, 2012 Restructuring Related To Plan [Member] Plant Network Optimization [Member]	Dec. 31, 2010 Restructuring Related To Plan [Member] 2007 Restructuring Plan [Member]	Dec. 31, 2012 Cost of products sold [Member] Accelerated Depreciation [Member]	Dec. 31, 2011 Cost of products sold [Member] Accelerated Depreciation [Member]	Dec. 31, 2010 Cost of products sold [Member] Accelerated Depreciation [Member]	Dec. 31, 2012 Cost of products sold [Member] Transfer costs [Member]	Dec. 31, 2011 Cost of products sold [Member] Transfer costs [Member]	Dec. 31, 2010 Cost of products sold [Member] Transfer costs [Member]	Dec. 31, 2012 Cost of products sold [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 Cost of products sold [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 Cost of products sold [Member] Restructuring Related To Plan [Member]	Dec. 31, 2012 Selling, General and Administrative Expenses [Member] Accelerated Depreciation [Member]	Dec. 31, 2012 Selling, General and Administrative Expenses [Member] Other [Member]	Dec. 31, 2011 Selling, General and Administrative Expenses [Member] Other [Member]	Dec. 31, 2010 Selling, General and Administrative Expenses [Member] Other [Member]	Dec. 31, 2012 Selling, General and Administrative Expenses [Member] Restructuring Related To Plan [Member]	Dec. 31, 2011 Selling, General and Administrative Expenses [Member] Restructuring Related To Plan [Member]	Dec. 31, 2010 Selling, General and Administrative Expenses [Member] Restructuring Related To Plan [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges Incurred to Date				$ 355				$ 167				$ 152		$ 36						$ 225				$ 99					$ 90					$ 36																														$ 25		$ 14		$ 11					$ 105			$ 54				$ 51
Restructuring-related Costs Incurred to Date				121				17				8		96																											24		2				22				74								74																												23			15				8
Restructuring Reserve, Settled with Cash	(88)	(45)	(45)																		(60)	(3)				(4)	(39)	(45)			(24)	(3)
Restructuring and Related Cost, Cost Incurred to Date				476		184		184				160		132
Restructuring Charges	136	89	116	355													79	55	70		78	21				1	24	66			0	10	4																												14		11							43	34	35												136	89	116
Restructuring Related Expenses	24	40	53	125													0	0																				2	9	7								8	27	41											0	0								14	4	5													40	53															9	7	8	27	41	8	36	48	2	14	4	5	16	4	5
Restructuring and Related Cost, Incurred Cost																	79	55	70		78	21				1	24	66				10	4			9	1	2	9	7		2			8	7		8	27	41						8	27	28		13	14	0	11		14		11			57	38	40		55	14		2	24	33				7	160	129	169		149	35		3	49	110		8	45	39		20
Restructuring Reserve	48	57	47	48	22																36	18		36		3	6	21	3		9	33	26	9	22																																			5	3		5
Cash payments associated with restructuring initiatives
Cash payments associated with restructuring initiatives	$ 149			$ 375			$ 113	$ 128	$ 4	$ 128	$ 144	$ 145	$ 32	$ 102	$ 5	$ 375	$ 88			$ 181	$ 60			$ 63		$ 4			$ 89		$ 24			$ 29														$ 8			$ 73					$ 8			$ 73											$ 53			$ 121	$ 53		$ 65				$ 56

Supplemental Balance Sheet Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts
Beginning balance	$ 125	$ 116	$ 125	$ 110
Net (credits) charges to expenses		14	11	27
Utilization of allowances		(7)	(13)	(15)
Ending balance		119	116	125
Trade accounts receivable, net
Accounts receivable		1,336	1,362
Less: allowance for doubtful accounts		(88)	(81)
Less: allowance for sales returns		(31)	(35)
Trade accounts receivable, net		1,217	1,246
Inventories
Finished goods		598	637
Work-in-process		70	71
Raw materials		216	223
Inventories		884	931
Property, plant and equipment, net
Land		81	111
Buildings and improvements		873	923
Equipment, furniture and fixtures		2,348	1,919
Capital in progress		218	230
Property, plant and equipment		3,520	3,183
Less: accumulated depreciation		1,956	1,513
Property, plant and equipment, net		1,564	1,670	1,697
Accrued expenses
Legal reserves		100	129
Payroll and related liabilities		452	466
Accrued contingent consideration		120	37
Other		612	695
Accrued expenses		1,284	1,327
Other long-term liabilities
Legal reserves		391	170
Accrued income taxes		1,215	1,095
Accrued contingent consideration		543	321
Other Long-Term Liabilities		398	422
Other long-term liabilities		2,547	2,008
Supplemental Balance Sheet Information (Textuals) [Abstract]
Bad debt expense reversed	20
Allowance for Doubtful Accounts [Member]
Allowance for doubtful accounts
Beginning balance	83	81	83	71
Net (credits) charges to expenses		14	11	27
Utilization of allowances		(7)	(13)	(15)
Ending balance		$ 88	$ 81	$ 83

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes, Tax Rate [Line Items]
Deferred Tax Assets, Net	$ 1,237	$ 1,379
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate	(35.00%)	35.00%	(35.00%)
Effective Income Tax Rate Reconciliation, State and Local Income Taxes	(0.20%)	0.50%	0.30%
Effective Income Tax Rate Reconciliation, Tax Contingencies, State and Local		(1.20%)
Effective Income Tax Rate Reconciliation, Foreign Income Tax Rate Differential	(3.70%)	(63.70%)	(20.40%)
Effective Income Tax Rate Reconciliation, Nondeductible Expense		(1.90%)
Effective Income Tax Rate Reconciliation, Tax Credits, Research		(3.40%)	(6.00%)
Effective Income Tax Rate Reconciliation, Change in Deferred Tax Assets Valuation Allowance	0.30%	(2.90%)	2.50%
Effective Income Tax Rate Reconciliation, Disposition of Business		25.40%
Effective Income Tax Rate Reconciliation, Other Adjustments	1.10%	(0.20%)	(2.80%)
Reported tax rate	(1.00%)	31.30%	0.20%
Impairment of Goodwill [Member]
Income Taxes, Tax Rate [Line Items]
Effective Income Tax Rate Reconciliation, Nondeductible Expense, Impairment Losses	36.40%	38.00%	59.80%
Impairment of Intangible Assets [Member]
Income Taxes, Tax Rate [Line Items]
Effective Income Tax Rate Reconciliation, Nondeductible Expense, Impairment Losses	0.10%	5.70%	1.80%

Income Taxes (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Examination [Line Items]
Deferred Tax Assets (Liabilities), Net		$ 1,237	$ 1,379
Deferred Tax Liabilities, Undistributed Foreign Earnings		11,041	10,346
Gross unrecognized tax benefits		1,052	987	965	1,038
Gross recognized tax benefits		902	847
Income Taxes (Textuals) [Abstract]
Incremental tax liability asserted by IRS		1,162
Accrued Interest And Penalties Gross		364	313
Gross interest and penalties recognized in period		51
Income Tax Examination, Penalties and Interest Expense		34	18	14
Potential reduction in unrecognized tax benefits over next 12 months as a result of concluding certain matters	20
Deferred Tax Liabilities		2,310	2,373
Deferred tax assets, net of valuation allowance		$ 1,073	$ 994

Income Taxes Income Taxes (Details) 1 (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Abstract]
Unrecognized Tax Benefits	$ 1,052	$ 987	$ 965	$ 1,038
Unrecognized Tax Benefits, Increases Resulting from Current Period Tax Positions	54	104	55
Unrecognized Tax Benefits, Increases Resulting from Prior Period Tax Positions	43	8	44
Unrecognized Tax Benefits, Decreases Resulting from Prior Period Tax Positions	(27)	(72)	(124)
Unrecognized Tax Benefits, Decreases Resulting from Settlements with Taxing Authorities	(1)	(3)	(35)
Unrecognized Tax Benefits, Reductions Resulting from Lapse of Applicable Statute of Limitations	(4)	(15)	(13)
Deferred Tax Assets, Operating Loss Carryforwards, Domestic	184	69
Deferred Tax Assets, Net, Current	433	458
Deferred Tax Assets, Net, Noncurrent	54	31
Deferred Tax Assets, Inventory	136	181
Deferred Tax Assets, Operating Loss Carryforwards	497	440
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals	300	232
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals, Restructuring Charges	13	20
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals, Contingencies	48	53
Deferred Tax Assets, Derivative Instruments		22
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals, Impairment Losses	13	38
Deferred Tax Assets, Tax Deferred Expense, Compensation and Benefits, Share-based Compensation Cost	171	219
Federal benefit of uncertain tax positions	157	141
Deferred Tax Assets, Other	54	10
Deferred Tax Assets, Gross	1,389	1,356
Deferred Tax Assets, Valuation Allowance	(316)	(362)
Deferred tax assets, net of valuation allowance	1,073	994
Deferred Tax Assets, Net	487	489
Deferred Tax Liabilities, Current	11	3
Deferred Tax Liabilities, Noncurrent	1,713	1,865
Deferred Tax Liabilities, Property, Plant and Equipment	101	118
Deferred Tax Liabilities, Derivatives	21
Deferred Tax Liabilities, Goodwill and Intangible Assets, Intangible Assets	2,187	2,241
Deferred Tax Liabilities, Other	1	14
Deferred Tax Liabilities	1,724	1,868
Deferred Tax Liabilities	2,310	2,373
Deferred Tax Assets (Liabilities), Net	1,237	1,379
Current Federal Tax Expense (Benefit)	33	45	(83)
Income (Loss) from Continuing Operations before Income Taxes, Domestic	(1,265)	(437)	(1,910)
Income (Loss) from Continuing Operations before Income Taxes, Foreign	(2,842)	1,079	847
Income (Loss) from Continuing Operations before Income Taxes, Extraordinary Items, Noncontrolling Interest	(4,107)	642	(1,063)
Current State and Local Tax Expense (Benefit)		8	9
Current Foreign Tax Expense (Benefit)	139	91	125
Current Income Tax Expense (Benefit)	172	144	51
Deferred Federal Income Tax Expense (Benefit)	(204)	86	(25)
Deferred State and Local Income Tax Expense (Benefit)	(7)	(8)	(4)
Deferred Foreign Income Tax Expense (Benefit)		(21)	(20)
Deferred Income Tax Expense (Benefit)	(211)	57	(49)
Income tax expense (benefit)	(39)	201	2
Deferred Tax Assets, Operating Loss Carryforwards, Foreign	341	371
Valuation Allowance, Amount	316	362
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Tax	43	1	16
Deferred Tax Liabilities, Undistributed Foreign Earnings	$ 11,041	$ 10,346

Commitments and Contingencies (Details) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012 claims	Dec. 31, 2011	Dec. 31, 2010	Feb. 22, 2013 claims
Loss Contingencies [Line Items]
Accrual for legal matters that are probable and estimable		$ 491,000,000	$ 299,000,000
Settlement for lost profits related to the Jang patent litigation			18,500,000
Settlement for royalties related to Jang patent			1,000,000
Total damages awarded to BSC related to Jang patent	41,000,000
Product liability lawsuits related to defibrillators or pacemakers		30
Product liability cases or claims related to mesh product					3,900
Litigation-related charges (credits)		192,000,000	48,000,000	(104,000,000)
Proceeds from Medinol settlement			104,000,000
Minimum damages for Guidant breach of Merger Agreement		5,500,000,000
Agreement to settle TPP matters		$ 3,000,000

Stockholders' Equity (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Class of Stock [Line Items]
Preferred Stock, Shares Authorized		50,000,000	50,000,000
Common Stock, Shares Authorized		2,000,000,000	2,000,000,000
Common Stock, Par or Stated Value Per Share		$ 0.01	$ 0.01
Treasury Stock, Shares		187,000,000	82,000,000
Stock Repurchase Program, Remaining Number of Shares Authorized to be Repurchased		21,000,000
Stock Repurchase Program, Authorized Amount	$ 1,000,000,000		$ 1,000,000,000
Stock Repurchase Program, Number of Shares Authorized to be Repurchased			37,000,000
Stock Repurchased During Period, Shares		105,000,000	82,000,000
Payments for Repurchase of Common Stock		$ 600,000,000	$ 492,000,000

Stock Ownership Plans (Details) (USD $)	12 Months Ended						12 Months Ended								12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 27, 2012	Feb. 28, 2011	Dec. 31, 2009	Dec. 31, 2012 Low end of range [Member]	Dec. 31, 2011 Low end of range [Member]	Dec. 31, 2010 Low end of range [Member]	Dec. 31, 2012 High end of range [Member]	Dec. 31, 2011 High end of range [Member]	Dec. 31, 2010 High end of range [Member]	May 31, 2011 2011 LTIP Plan [Member]	Dec. 31, 2012 Employee Stock [Member]	Dec. 31, 2012 Cost of products sold [Member]	Dec. 31, 2011 Cost of products sold [Member]	Dec. 31, 2010 Cost of products sold [Member]	Dec. 31, 2012 Selling General And Administrative [Member]	Dec. 31, 2011 Selling General And Administrative [Member]	Dec. 31, 2010 Selling General And Administrative [Member]	Dec. 31, 2012 Research and Development Expense [Member]	Dec. 31, 2011 Research and Development Expense [Member]	Dec. 31, 2010 Research and Development Expense [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Fair Value of Market Based Awards - 2012	$ 8,000,000
Unrecognized Compensation Cost - Stock Options	25,000,000
Total fair value of market based awards - 2011 Awards		8,000,000
Fair value of the Free Cash Flow (FCF) performance awards	7,000,000
Closing stock price at year end	$ 5.73
Target payout of Free Cash Flows (FCF) performance awards	130.00%
Stock Issued During Period, Shares, Employee Stock Purchase Plans	3,979,000	3,830,000	4,358,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number	36,593,000	33,576,000	33,284,000			27,890,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value	$ 7	$ 8	$ 9			$ 12
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Grants in Period	17,073,000	14,640,000	17,619,000
Stock price on date of grant for market-based awards				6.28	7.16
Measurement period - market based awards - 2012 Awards	3 years
Measurement period - market based awards - 2011 Awards		3 years
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate - 2012 Awards	0.38%
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Grants in Period, Weighted Average Grant Date Fair Value	$ 6	$ 7	$ 7
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested in Period	(10,158,000)	(10,344,000)	(8,431,000)
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested in Period, Weighted Average Grant Date Fair Value	$ 9	$ 10	$ 14
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Forfeited in Period	(3,898,000)	(4,004,000)	(3,794,000)
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Forfeited in Period, Weighted Average Grant Date Fair Value	$ 7	$ 6	$ 10
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Number	54,881,000	60,921,000	60,374,000			64,712,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Gross	4,726,000	16,311,000	11,008,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period	0	(18,000)	(719,000)
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period, Weighted Average Exercise Price	$ 0	$ 7	$ 7
Share-based Compensation Arrangement by Share-based Payment Award, Options, Forfeitures and Expirations in Period	(10,766,000)	(15,746,000)	(14,627,000)
Share-based Compensation Arrangement by Share-based Payment Award, Options, Forfeitures and Expirations in Period, Weighted Average Exercise Price	$ 15	$ 12	$ 13
Stock-based compensation expense	108,000,000	128,000,000	150,000,000												15,000,000	25,000,000	25,000,000	69,000,000	74,000,000	93,000,000	24,000,000	29,000,000	32,000,000
Common Stock, Shares Authorized	2,000,000,000	2,000,000,000											145,600,000
Common Stock, Capital Shares Reserved for Future Issuance	256,000,000
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	(32,000,000)	(34,000,000)	(55,000,000)
Share-based compensation, net of tax benefit	76,000,000	94,000,000	95,000,000
compensation expense, per share - basic	$ 0.05	$ 0.06	$ 0.06
compensation expense, per share - diluted	$ 0.05	$ 0.06	$ 0.06
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Exercise Price	$ 6.23	$ 7.11	$ 7.26
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value	$ 2.6	$ 3.07	$ 3.11
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Volatility Rate	43.00%	42.00%	42.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Term	5 years 10 months 24 days	6 years 1 month 6 days	5 years 6 months
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate, Minimum	0.95%	1.16%	1.52%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate, Maximum	1.15%	2.61%	2.93%
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period, Total Intrinsic Value	1,000,000	1,000,000	1,000,000
Employee stock purchase plan, purchase price, range							$ 4.82	$ 4.81	$ 5.22	$ 5.16	$ 6.22	$ 5.31
Employee Stock Ownership Plan (ESOP), Compensation Expense	4,000,000	5,000,000	9,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price	$ 12	$ 13	$ 14			$ 15
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Remaining Contractual Term	5 years 8 months 26 days
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Intrinsic Value	0
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Number	37,111,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Exercise Price	$ 14
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Remaining Contractual Term	4 years 7 months 10 days
Options expected to vest	16,227,000
Options expected to vest, weighted average exercise price	$ 7
Options expected to vest, weighted average remaining contractual life	8 years 1 month 6 days
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Number	53,338,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Weighted Average Exercise Price	$ 12
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Weighted Average Remaining Contractual Term	5 years 7 months 29 days
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Aggregate Intrinsic Value	0
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested in Period, Total Fair Value	60,000,000	71,000,000	62,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate - 2011 Awards		1.10%
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized														20,000,000
Amount of employees total compensation eligible for GESOP purchase	10.00%
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant														12,000,000
Unrecognized Compensation Cost - Non-vested stock awards	128,000,000
Unrecognized Compensation Cost	$ 153,000,000
weighted average remaining vesting period	1 year 6 months
annualweightedaverageforfeiturerate	10.20%

Weighted Average Shares Outstanding (Details) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted average shares outstanding
Weighted average shares outstanding - basic	1,406.7	1,509.3	1,517.8
Net effect of common stock equivalents	0	9.7	0
Weighted average shares outstanding - assuming dilution	1,406.7	1,519	1,517.8

Weighted Average Shares Outstanding (Details Textuals) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share (Textuals) [Abstract]
Excluded common stock equivalents	8		10
Stock Options [Member]
Earnings Per Share (Textuals) [Abstract]
Excluded common stock equivalents	59	62	61

Segment Reporting (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 reportablesegments	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Operating Income Allocated to Reportable Segments	$ 1,618	$ 1,714	$ 1,814
Revenue from core businesses	7,127	7,481	7,462
Property, Plant and Equipment, Net	1,564	1,670	1,697
Total assets allocated to reportable segment	3,852	4,003
Net sales
Net sales allocated to reportable segments	7,127	7,359	7,541
Segment Reporting, Sales from Divested Businesses	122	140	346
Impact of foreign currency fluctuations	0	123	(81)
Net sales	7,249	7,622	7,806
Revenue by country at actual foreign currency rates	7,127	7,481	7,462
Segment Reporting, Sales from Divested Businesses	122	141	344
Amortization expense	(395)	(421)	(513)
Operating income allocated to reportable segments	(3,868)	904	(656)
Income (loss) before income taxes	(4,107)	642	(1,063)
Depreciation	288	296	303
Goodwill	5,973	9,761	10,186
Intangible Assets, Net (Excluding Goodwill)	6,289	6,473	6,343
Other assets unallocated to segments	1,040	1,053
TOTAL ASSETS	17,154	21,290
Long-Lived Assets	13,826	17,904	18,226
Segment Reporting (Textuals) [Abstract]
Global reportable segments	3
UNITED STATES
Segment Reporting Information [Line Items]
Property, Plant and Equipment, Net	1,065	1,141	1,188
Net sales
Revenue by country at actual foreign currency rates	3,756	4,010	4,215
JAPAN
Net sales
Revenue by country at actual foreign currency rates	931	951	886
IRELAND
Segment Reporting Information [Line Items]
Property, Plant and Equipment, Net	252	231	219
Other countries [Member]
Segment Reporting Information [Line Items]
Property, Plant and Equipment, Net	247	298	290
Net sales
Revenue by country at actual foreign currency rates	2,440	2,520	2,361
Cardiovascular [Member]
Segment Reporting Information [Line Items]
Operating Income Allocated to Reportable Segments	739	829	872
Total assets allocated to reportable segment	1,535	1,660
Depreciation allocated to reportable segments	106	116	118
Net sales
Net sales allocated to reportable segments	2,948	3,157	3,301
Total allocated to reportable segments [Member]
Segment Reporting Information [Line Items]
Depreciation allocated to reportable segments	288	294	303
Global Neuromodulation (NM) Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	367	336	305
Global Urology (Uro) Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	496	491	482
Global Electrophysiology (EP) Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	147	145	147
Global Interventional Cardiology (IC) Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	2,179	2,444	2,624
Corporate expenses and currency exchange [Member]
Net sales
Operating Income Unallocated to Segment	258	254	253
Depreciation	0	2	0
Special Charges [Member]
Net sales
Operating Income Unallocated to Segment	4,833	135	1,704
Amortization expense	395	421	513
Other expense, net	(239)	(262)	(407)
MedSurg [Member]
Segment Reporting Information [Line Items]
Operating Income Allocated to Reportable Segments	637	565	587
Total assets allocated to reportable segment	967	953
Depreciation allocated to reportable segments	74	73	78
Net sales
Net sales allocated to reportable segments	2,105	1,985	1,877
Global CRM Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	1,927	2,072	2,216
Global Endoscopy (Endo) Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	1,242	1,158	1,090
Rhythm Management [Member]
Segment Reporting Information [Line Items]
Operating Income Allocated to Reportable Segments	242	320	355
Total assets allocated to reportable segment	1,350	1,390
Depreciation allocated to reportable segments	108	105	107
Net sales
Net sales allocated to reportable segments	2,074	2,217	2,363
Global Peripheral Interventions (PI) Reporting Unit [Member]
Net sales
Net sales allocated to reportable segments	769	713	677
Interventional Cardiology [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	2,179	2,495	2,602
Cardiac Rhythm Management [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	1,908	2,087	2,180
Endoscopy [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	1,252	1,187	1,079
Peripheral Interventions [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	774	731	669
Urology / Women's Health [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	500	498	481
Neuromodulation [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	367	336	304
Electrophysiology [Member]
Segment Reporting Information [Line Items]
Revenue from core businesses	$ 147	$ 147	$ 147

Schedule II (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	$ 119	$ 116	$ 125	$ 110
Net (credits) charges to expenses	14	11	27
Valuation Allowances and Reserves, Deductions	7	13	15
Valuation Allowances and Reserves, Charged to Other Accounts	$ (4)	$ (7)	$ 3